LOAN AGREEMENT

                                  BY AND AMONG

                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,

                           THE BANKS SIGNATORY HERETO

                                       AND

                                FLEET BANK, N.A.,
                             AS AGENT FOR SUCH BANKS





                                  JUNE 15, 2000

                                                 TABLE OF CONTENTS

                                                                                                       PAGE


Article 1.     Definitions...............................................................................1

Section 1.0.      Defined Terms..........................................................................1
Section 1.0.      GAAP..................................................................................18

Article 1.     Commitments; Loans; Letters of Credit; Collateral........................................19

Section 1.0.      Loans.................................................................................19
Section 1.0.      Letters of Credit.....................................................................19
Section 1.0.      Notices Relating to Loans.............................................................24
Section 1.0.      Disbursement of Loan Proceeds.........................................................25
Section 1.0.      Notes.................................................................................25
Section 1.0.      Payment of Loans; Voluntary Changes...................................................25
Section 1.0.      Interest..............................................................................27
Section 1.0.      Fees..................................................................................28
Section 1.0.      Use of Proceeds of Loans..............................................................29
Section 1.0.      Collateral............................................................................29
Section 1.0.      Minimum Amounts of Borrowings,........................................................30
Section 1.0.      Time and Method of Payments...........................................................30
Section 1.0.      Lending Offices.......................................................................31
Section 1.0.      Several Obligations...................................................................31
Section 1.0.      Pro Rata Treatment Among Banks........................................................31
Section 1.0.      Non-Receipt of Funds by the Agent.....................................................31
Section 1.0.      Sharing of Payments and Set-Off Among Banks...........................................31
Section 1.0.      Conversion of Loans...................................................................32
Section 1.0.      Additional Costs; Capital Requirements................................................32
Section 1.0.      Limitation on Types of Loans..........................................................34
Section 1.0.      Illegality............................................................................34
Section 1.0.      Certain Conversions pursuant to Sections 2.19 and 2.21................................35
Section 1.0.      Indemnification.......................................................................35

Article 1.     Representations and Warranties...........................................................36

Section 1.0.      Organization..........................................................................36
Section 1.0.      Power, Authority, Consents............................................................36
Section 1.0.      No Violation of Law or Agreements.....................................................37
Section 1.0.      Due Execution, Validity, Enforceability...............................................37
Section 1.0.      Title to Properties, Priority of Liens................................................37
Section 1.0.      Judgments, Actions, Proceedings.......................................................37
Section 1.0.      No Defaults, Compliance With Laws.....................................................38
Section 1.0.      Burdensome Documents..................................................................38
Section 1.0.      Financial Statements; Projections.....................................................38
Section 1.0.      Tax Returns...........................................................................39
Section 1.0.      Intangible Assets.....................................................................39
Section 1.0.      Regulation U..........................................................................39
Section 1.0.      Name Changes, Mergers, Acquisitions...................................................39
Section 1.0.      Full Disclosure.......................................................................39
Section 1.0.      Licenses and Approvals................................................................40
Section 1.0.      ERISA.................................................................................40
Section 1.0.      REIT Status...........................................................................40

Article 1.     Conditions to the Loans and Letters of Credit............................................40

Section 1.0.      Conditions to Initial Loan(s).........................................................40
Section 1.0.      Conditions to Subsequent Loans........................................................43
Section 1.0.      Conditions to Issuance of L/Cs........................................................43
Section 1.0.      Termination of this Agreement.........................................................44

Article 1.     Delivery of Financial Reports,   Documents and Other Information.........................44

Section 1.0.      Annual Financial Statements...........................................................44
Section 1.0.      Quarterly Financial Statements........................................................44
Section 1.0.      Compliance Information................................................................45
Section 1.0.      No Default Certificate................................................................45
Section 1.0.      Certificate of Accountants............................................................45
Section 1.0.      Intentionally Omitted.................................................................45
Section 1.0.      Business Plan and Budget..............................................................45
Section 1.0.      Quarterly Operator Reports............................................................46
Section 1.0.      Accountants' Reports..................................................................46
Section 1.0.      Copies of Documents...................................................................46
Section 1.0.      Notices of Defaults...................................................................46
Section 1.0.      ERISA Notices and Requests............................................................46
Section 1.0.      Additional Information................................................................47

Article 1.     Affirmative Covenants....................................................................47

Section 1.0.      Books and Records.....................................................................47
Section 1.0.      Inspections and Audits; Appraisals....................................................47
Section 1.0.      Maintenance and Repairs...............................................................48
Section 1.0.      Continuance of Business...............................................................48
Section 1.0.      Copies of Corporate Documents.........................................................48
Section 1.0.      Perform Obligations...................................................................48
Section 1.0.      Notice of Litigation..................................................................48
Section 1.0.      Insurance.............................................................................49
Section 1.0.      Financial Covenants...................................................................49
Section 1.0.      Notice of Certain Events..............................................................50
Section 1.0.      Comply with ERISA.....................................................................50
Section 1.0.      Environmental Compliance..............................................................50
Section 1.0.      Maintenance of REIT Status............................................................50

Article 1.     Negative Covenants.......................................................................50

Section 1.0.      Indebtedness..........................................................................51
Section 1.0.      Liens.................................................................................51
Section 1.0.      Guaranties............................................................................51
Section 1.0.      Mergers, Acquisitions.................................................................52
Section 1.0.      Redemptions; Distributions............................................................52
Section 1.0.      Changes in Structure..................................................................53
Section 1.0.      Disposition of Assets.................................................................53
Section 1.0.      Investments...........................................................................53
Section 1.0.      Fiscal Year...........................................................................54
Section 1.0.      ERISA Obligations.....................................................................55
Section 1.0.      Capital Expenditures..................................................................55
Section 1.0.      Use of Cash...........................................................................55
Section 1.0.      Transactions with Affiliates..........................................................55
Section 1.0.      Hazardous Material....................................................................56
Section 1.0.      Interest Rate Protection..............................................................56
Section 1.0.      Double Negative Pledge................................................................56

Article 1.     Events of Default........................................................................56

Section 1.0.      Payments..............................................................................56
Section 1.0.      Certain Covenants.....................................................................57
Section 1.0.      Other Covenants.......................................................................57
Section 1.0.      Other Defaults........................................................................57
Section 1.0.      Representations and Warranties........................................................57
Section 1.0.      Bankruptcy............................................................................57
Section 1.0.      Judgments.............................................................................58
Section 1.0.      ERISA.................................................................................58
Section 1.0.      Material Adverse Effect...............................................................58
Section 1.0.      Ownership.............................................................................58
Section 1.0.      REIT Status, Etc......................................................................59
Section 1.0.      Environmental.........................................................................59
Section 1.0.      Default by Operator...................................................................59
Section 1.0.      Liens.................................................................................59

Article 1.     The Agent................................................................................60

Section 1.0.      Appointment, Powers and Immunities....................................................60
Section 1.0.      Reliance by Agent.....................................................................60
Section 1.0.      Events of Default.....................................................................60
Section 1.0.      Rights as a Bank......................................................................61
Section 1.0.      Indemnification.......................................................................61
Section 1.0.      Non-Reliance on Agent and other Banks.................................................61
Section 1.0.      Failure to Act........................................................................62
Section 1.0.      Resignation or Removal of Agent.......................................................62
Section 1.0.      Sharing of Payments...................................................................62

Article 1.     Miscellaneous Provisions.................................................................63

Section 1.0.      Fees and Expenses; Indemnity..........................................................63
Section 1.0.      Taxes.................................................................................64
Section 1.0.      Payments..............................................................................65
Section 1.0.      Survival of Agreements and Representations; Construction..............................65
Section 1.0.      Lien on and Set-off of Deposits.......................................................66
Section 1.0.      Modifications, Consents and  Waivers; Entire Agreement................................66
Section 1.0.      Remedies Cumulative; Counterclaims....................................................66
Section 1.0.      Further Assurances....................................................................67
Section 1.0.      Notices...............................................................................67
Section 1.0.      Counterparts..........................................................................68
Section 1.0.      Severability..........................................................................68
Section 1.0.      Binding Effect; No Assignment.........................................................69
Section 1.0.      Assignments and Participations by Banks...............................................69
Section 1.0.      Delivery of Tax Forms.................................................................71
Section 1.0.      GOVERNING LAW; CONSENT TO.............................................................72
Section 1.0.      Joint and Several Obligations.........................................................73


Exhibits

    1             List of Borrowers
    2             List of Approved Operators
    A-1           Form of Tranche A Note
    A-2           Form of Tranche B Note
    B             Form of Assignment and Acceptance
    C             Form of Compliance Certificate





Schedules

     2.10         Collateral Facilities
     3.1          States of Incorporation, Organization and Qualification, and
                     Capitalization of Borrowers
     3.2          Required Consents
     3.6          Judgments, Actions, Proceedings
     3.7          Existing Defaults
     3.8          Burdensome Documents
     3.9          Material  Liabilities and  Obligations in Addition to those disclosed on the Company's Financial Statements
     3.13         Name Changes, Mergers, Acquisitions
     3.16         Employee Benefit Plans
     7.1          Permitted Indebtedness and Guaranties
     7.2          Permitted Liens
     7.8          Permitted Investments



                                 LOAN AGREEMENT


         AGREEMENT, made this 15th day of June, 2000, by and among:

         Each  of  the  corporations  listed  on  Exhibit  1  annexed  hereto
(individually,   a  "Borrower"  and collectively, the "Borrowers");

         The Banks that have executed the signature pages hereto (individually, a "Bank" and collectively, the "Banks"); and

         FLEET BANK, N.A., a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");

                              W I T N E S S E T H:

         WHEREAS, the Borrowers wish to obtain loans from the Banks in the aggregate principal sum of up to One Hundred Seventy Five Million ($175,000,000) Dollars, and the Banks are willing to make such loans to the Borrowers in an aggregate principal amount of up to such sum on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

Article 1.        Definitions.

     Section 1.1. Defined Terms.

                  As used in this Agreement, the following terms shall have the following meanings:

                  "Additional Collateral": as defined in subsection 4.1(c) hereof.

                  "Additional Costs":  as defined in subsection 2.19(b) hereof.

                  "Additional Eligible Healthcare Asset(s)": as of any date as of which such assets are to be determined, all Facilities of the Borrowers other than:

                  (i) any Facility which has a Fixed Charge Coverage of less than 1.00 to 1.00; and

                  (ii) any Facility, if the payment of any Lease Rental Expenses or Mortgage Expenses, as applicable, arising from such Facility, are delinquent in payment for thirty (30) days or more.

                  "Additional Equity Contribution": as defined in the Investment Agreement.

                  "Adjusted EBITDA": for any period, with respect to Omega on a consolidated basis, determined in accordance with GAAP, the sum of net income (or net loss) for such period plus the sum of all amounts treated as expenses for: (a) interest, (b) depreciation, (c) amortization, and (d) all accrued or paid taxes on or measured by income to the extent included in the determination of such net income (or net loss); provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains (it being acknowledged that non-cash gains or losses associated with or resulting from property dispositions or non-cash impairment charges shall be treated as extraordinary); and provided further, however, that the calculation of Adjusted EBITDA for any period during which an Investment or a Disposition was effected shall be determined on a pro forma basis as if such Investment or Disposition were effected on the first day of such period.

                  "Affected Loans":  as defined in Section 2.22 hereof.

                  "Affected Type":  as defined in Section 2.22 hereof.

                  "Affiliate": as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event: (a) any Person that owns directly or indirectly five (5%) percent or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or five (5%) percent or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (b) each shareholder, director and officer of any Borrower shall be deemed to be an Affiliate of such Borrower.

                  "Agency Fee":  as defined in subsection 2.8(c) hereof.

                  "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to the greater of
(a) the Prime Rate in effect on such day, and (b) 0.5% plus the Federal Funds Rate in effect on such day.

                  "Applicable Margin": as at any date of determination thereof, the applicable percentage set forth below opposite the Leverage Ratio as at such date of determination:


------------------------------------------------- ----------------------------------- --------------------------------
                                                          Applicable Margin                  Applicable Margin
                 Leverage Ratio                          for Prime Rate Loans                 for LIBOR Loans
------------------------------------------------- ----------------------------------- --------------------------------
------------------------------------------------- ----------------------------------- --------------------------------
Greater than or equal to 5.0:1.0                                1.00%                              3.25%
------------------------------------------------- ----------------------------------- --------------------------------
------------------------------------------------- ----------------------------------- --------------------------------
Less than 5.0:1.0 but                                           0.75%                              3.00%
greater than or equal to 4.5:1.0
------------------------------------------------- ----------------------------------- --------------------------------
------------------------------------------------- ----------------------------------- --------------------------------
Less than 4.5:1.0 but                                           0.50%                              2.75%
greater than or equal to 4.0:1.0
------------------------------------------------- ----------------------------------- --------------------------------
------------------------------------------------- ----------------------------------- --------------------------------
Less than 4.0:1.0                                               0.25%                              2.50%
------------------------------------------------- ----------------------------------- --------------------------------


The determination of the applicable percentage pursuant to the table set forth above shall be made on a quarterly basis based on an examination of the financial statements of Omega delivered pursuant to and in compliance with
Section 5.1 or Section 5.2 hereof, which financial statements, whether annual or quarterly, shall indicate that there exists no Default or Event of Default hereunder. Each determination of the Applicable Margin shall be effective as of the first day of the calendar month following the date on which the financial statements on which such determination was based were received by the Agent. In the event that financial statements for the four full fiscal quarters most recently completed prior to such date of determination have not been delivered to the Agent in compliance with Section 5.1 or 5.2 hereof, then the Agent may determine, in its reasonable judgment, the ratio referred to above that would have been in effect as at such date, and, consequently, the Applicable Margin in effect for the period commencing on such date. Notwithstanding anything to the contrary contained in this definition, during the period commencing on the date hereof through and including March 31, 2001, the Applicable Margin for Prime Rate Loans shall be 1.00% and the Applicable Margin for LIBOR Loans shall be 3.25%

                  "Application(s)":  as defined in subsection 2.2(a)(iv) hereof.

                  "Appraisal": an appraisal providing an assessment of the fair market value (using the income and comparable sales approaches to valuation, where applicable) of a Facility (whether appraised on a stand-alone basis or "in bulk" together with similar Facilities, i.e. under a Master Lease ), which appraisal is independently and impartially prepared by a nationally recognized appraiser or an appraiser acceptable to the Agent and having substantial experience in the appraisal of health care facilities and conforming to Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation.

                  "Appraised Value": with respect to any Facility, the value of such Facility reflected in the most recent Appraisal prepared with respect to such Facility.

                  "Arrangement Fee":  as defined in subsection 2.8(c) hereof.

                  "Assessment Rate": at any time, the rate (rounded upwards, if necessary, to the nearest 1/100 of one (1%) percent) then charged by the Federal Deposit Insurance Corporation (or any successor) to the Reference Bank for deposit insurance for Dollar time deposits with the Reference Bank at the Principal Office as determined by the Reference Bank.

                  "Assignment and Acceptance": an agreement in the form of Exhibit B hereto.

                  "Beneficiary Documents": as defined in subsection 2.2(c)(i) hereof.

                  "Bonds":  collectively, the Senior Notes and the Debentures.

                  "Borrower Mortgage(s)": as defined in subsection 2.10(a)(ii) hereof.

                  "Borrower Security Agreement": as defined in subsection 2.10(a)(i) hereof.

                  "Borrowing Notice":  as defined in Section 2.3 hereof.

                  "Business Day": any day other than Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York.

                  "Capital Expenditures": for any period, the aggregate amount of all payments made or to be made during such period by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment that, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to Capitalized Lease Obligations and interest that are required to be capitalized in accordance with GAAP.

                  "Capitalized Lease": any lease, the obligations to pay rent or other amounts under which constitute Capitalized Lease Obligations.

                  "Capitalized Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Cash": as to any Person, such Person's cash and cash equivalents, as defined in accordance with GAAP consistently applied.

                  "CERCLA": the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. ss.9601, et seq., as amended from time to time.

                  "Closing Date": the date specified in a written notice from the Agent on which the last of the conditions precedent to the obligations of the Banks to make the initial Credit Loan to be made hereunder has been fulfilled to the satisfaction of the Agent.

                  "Code": the Internal Revenue Code of 1986, as it may be amended from time to time, and the regulations promulgated thereunder.

                  "Collateral": all of the assets and properties covered by each of the respective Security Documents.

                  "Collateral Coverage": as at the last day of any fiscal quarter, the ratio determined by dividing (x) the sum of Lease Rental Expense and Mortgage Expense payments received from Operators (other than from an Investment which as of the date thereof is delinquent for thirty (30) days or more in payments to the Borrowers (after the application of any security deposit with respect thereto)) by (y) all interest paid or payable on the Credit Loans: with respect to each of clause (x) and clause (y), determined with regard to four fiscal quarters of Omega ending on such day.

                  "Commitment": as to each Bank, such Bank's Revolving Credit Commitment set forth opposite such Bank's name on the signature pages hereof under the caption "Revolving Credit Commitment" as such amount may be increased or reduced in accordance with the terms hereof.

                  "Commitment Fee":  as defined in subsection 2.8(b) hereof.

                  "Commitment  Fee  Percentage":   as  at  any  date  of
determination   thereof,  the  applicable percentage set forth below opposite the Leverage Ratio as at such date of determination:


----------------------------------------------------------------------- ----------------------------------------------
                            Leverage Ratio                                        Commitment Fee Percentage
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Greater than or equal to 5.0:1.0                                                            0.50%
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Less than 5.0:1.0 but greater than or equal to 4.5:1.0                                      0.45%
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Less than 4.5:1.0 but greater than or equal to 4.0:1.0                                      0.35%
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Less than 4.0:1.0                                                                           0.30%
----------------------------------------------------------------------- ----------------------------------------------



The determination of the applicable percentage pursuant to the table set forth above shall be made on a quarterly basis based on an examination of the financial statements of Omega delivered pursuant to and in compliance with
Section 5.1 or Section 5.2 hereof, which financial statements, whether annual or quarterly, shall indicate that there exists no Default or Event of Default hereunder. Each determination of the Commitment Fee Percentage shall be effective as of the first day of the calendar month following the date on which the financial statements on which such determination was based were received by the Agent. In the event that financial statements for the four full fiscal quarters most recently completed prior to such date of determination have not been delivered to the Agent in compliance with Section 5.1 or 5.2 hereof, then the Agent may determine, in its reasonable judgment, the ratio referred to above that would have been in effect as at such date, and, consequently, the Commitment Fee Percentage in effect for the period commencing on such date. Notwithstanding anything to the contrary contained in this definition, during the period commencing on the date hereof through and including March 31, 2001, the Commitment Fee Percentage shall be 0.50%.

                  "Compliance Certificate": a certificate in the form of Exhibit C annexed hereto, executed by the chief executive officer or chief financial officer of Omega to the effect that: (a) as of the effective date of the certificate, no Default or Event of Default under this Agreement exists or would exist after giving effect to the action intended to be taken by the Borrowers as described in such certificate, including, without limitation, that the covenants set forth in Section 6.9 hereof would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form and substance satisfactory to the Agent, of such compliance, and (b) the representations and warranties contained in Article 3 hereof are true and with the same effect as though such representations and warranties were made on the date of such certificate, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a Material Adverse Effect.

                  "Construction Investment(s)": financing extended by Omega with respect to a Facility which is either under construction (i.e., has not received a certificate of occupancy) or in development (i.e., has received a certificate of occupancy or operating license within the preceding eighteen (18) months); provided, however, that a Facility will not be considered to be in development if at least three (3) calendar months have elapsed since the date on which the Facility received a certificate of occupancy and such Facility has a Fixed Charge Coverage of at least 1.10:1.00, with the Fixed Charge Coverage Ratio computed by reference to the most recent three (3) calendar month period.

                  "Controlled Group": all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Omega, are treated as a single employer under Section 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(2) of ERISA.

                  "Credit Loan(s)":  as defined in subsection 2.1(b) hereof.

                  "Credit Period": the period commencing on the date of this Agreement and ending on the Revolving Credit Commitment Termination Date.

                  "Debentures": those certain Subordinated Debentures maturing on February 1, 2001.

                  "Debt Instrument":  as defined in subsection 8.4(a) hereof.

                  "Default": an event which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Delta": Delta Investors II, LLC, a Maryland limited liability company.

                  "Disposition": the sale, lease, conveyance, transfer or other disposition of any Facility (whether in one or a series of transactions), including first mortgage notes receivable and sale-leaseback transactions.

                  "Dollars" and "$": awful money of the United States of America.

                  "EBITDA": for any period, with respect to Omega on a consolidated basis, determined in accordance with GAAP, the sum of net income (or net loss) for such period plus, the sum of all amounts treated as expenses for: (a) interest, (b) depreciation, (c) amortization, and (d) all accrued or paid taxes on or measured by income to the extent included in the determination of such net income (or net loss); provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains.

                  "Eligible Assignee": a commercial bank or other financial institution organized under the laws of the United States of America or any state and having a combined capital and surplus of at least One Hundred Million ($100,000,000) Dollars.

                  "Eligible Healthcare Assets": as of any date as of which such assets are to be determined, all Facilities of the Borrowers other than:

                  (i) any Facility which has a Fixed Charge Coverage of less than 1.25 to 1.00;

                  (ii)  any Construction Investment;

                  (iii) any Facility which is subject to any Lien other than a Permitted Lien or a Mortgage;

                  (iv) any Facility, the Operator of which is acceptable to less than the Required Lenders (provided that the Operators listed on Exhibit 2 hereof constitute approved Operators);

                  (v) any Facility, if the Lease Rental Expense or Mortgage Expense, as the case may be, arising from such Facility, together with all such amounts arising from all other Facilities operated by the Operator of such Facility (including any Affiliates of such Operator but for purposes of this clause (v), neither Lyric Healthcare Holdings, Inc. nor Lyric Healthcare Holdings II, Inc. shall be considered an Affiliate of Integrated Health Services, Inc.) and included in the Collateral, exceeds twenty-five (25%) percent of the aggregate amount of Lease Rental Expense and Mortgage Expense arising from all of the Facilities comprising the Collateral (except that SunBridge Healthcare Corporation may operate Facilities which generate (A) up to thirty-three (33%) percent of the aggregate amount of Lease Rental Expense and Mortgage Expense arising from all of the Facilities comprising the Collateral); or (B) up to thirty-seven (37%) percent of the aggregate amount of Lease Rental Expense and Mortgage Expense arising from all of the Facilities comprising the Collateral in the event that the percentage increase above thirty-three (33%) percent is solely as a result of self-operative escalations contained in the Lease Rental Expense or the Mortgage Expense related to such Facilities);

                  (vi).....any  Facility,  if the Lease  Rental  Expense  or the
Mortgage Expense arising from such Facility, together with the aggregate amount of Lease Rental Expense and Mortgage Expense arising from all other Facilities located in the State in which such Facility is located and included in the Collateral, exceeds twenty-five (25%) percent of the aggregate amount of Lease Rental Expense and Mortgage Expense arising from all of the Facilities comprising the Collateral;

                  (vii)....any  Facility covered by a Mortgage,  if the Mortgage
Expense arising from such Facility, together with the Mortgage Expense arising from each other Facility covered by a Mortgage which is included in the Collateral, exceeds thirty-seven (37%) percent of the Lease Rental Expense and Mortgage Expense arising from all of the Facilities comprising the Collateral; and

                  (viii)...any Facility covered by a Master Lease if the termination date of the Lease with respect to such Facility is earlier than the Revolving Credit Commitment Termination Date or any Facility covered by a mortgage if the maturity date of such Mortgage is earlier than the Revolving Credit Commitment Termination Date.

                  Notwithstanding clause (i) above, with respect to Pooled Facilities comprised of two (2) or more properties, any individual Facility which has a Fixed Charge Coverage of less than 1.25 to 1.00 may be included in the computation of Eligible Healthcare Assets if (1) the aggregate Fixed Charge Coverage of the Pooled Facilities which are to be treated as Eligible Healthcare Assets and of which such Facility is a part is greater than or equal to 1.25 to 1.00, and (2) each individual Facility which is a part of such Pooled Facilities which are to be treated as Eligible Healthcare Assets (other than SunBridge Care & Rehab for Lexington, SunBridge Care & Rehab for Coalinga and SunHealth Robert
H. Ballard Rehab Hospital) has a Fixed Charge Coverage of not less than .50 to 1.00.

                  "Employee Benefit Plan": any employee benefit plan within the meaning of Section 3(3) of ERISA which is subject to ERISA and (a) is maintained for employees of Omega, or (b) with respect to which any Loan Party has any liability.

                  "Environmental  Laws  and  Regulations":   all  federal, state
and local environmental laws, regulations, ordinances, orders, judgments and decrees applicable to the Borrowers or any other Loan Party, or any of their respective assets or properties.

                  "Environmental Liability": any liability under any applicable Environmental Laws and Regulations for any disposal, release or threatened release of a hazardous substance pollutant or contaminant as those terms are defined under CERCLA, and any liability which would require a removal, remedial or response action, as those terms are defined under CERCLA, by any person or by any environmental regulatory body having jurisdiction over Omega and its Subsidiaries and/or any liability arising under any Environmental Laws and Regulations for Omega's or any Subsidiary's failure to comply with such laws and regulations, including without limitation, the failure to comply with or obtain any applicable environmental permit.

                  "Environmental Proceeding": any judgment, action, proceeding or investigation pending before any court or governmental authority, with respect to Omega or any Subsidiary and arising under or relating to any Environmental Laws and Regulations.

                  "Equity Contribution": as defined in subsection 4.1(d) hereof.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

                  "ERISA Affiliate": as applied to any Loan Party, any corporation, person or trade or business which is a member of a group which is under common control with any Loan Party, who together with any Loan Party, is treated as a single employer within the meaning of Section 414(b) - (o) of the Code and, if applicable, Section 4001(a)(14) and (b) of ERISA.

                  "Event of Default":  as defined in Article 8 hereof.

                  "Existing L/Cs":  as defined in subsection 2.2(a)(i) hereof.

                  "Facility": a health care facility offering health care-related products and services, including any acute care hospital, rehabilitation hospital, nursing home, retirement center, long-term care facility, assisted living facility, or medical office building, and facilities directly related thereto.

                  "Federal Funds Rate": for any day, the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York for such day, or if such day is not a Business Day, for the next preceding Business Day (or, if such rate is not so published for any such day, the average rate charged to the Agent on such day on such transactions as reasonably determined by the Agent).

                  "Fee(s)":  as defined in subsection 2.8(e) hereof.

                  "Financial Statements": the audited Consolidated Balance Sheets of Omega and its Subsidiaries as of December 31, 1999 and the related audited Consolidated Statements of Operations, Shareholders' Equity and Cash Flows for the fiscal year then ended, certified by Ernst & Young.

                  "Fixed Charge Coverage": with respect to any Facility, the ratio of: (x) pre-tax net income plus Mortgage Expense (but excluding therefrom any amounts relating to principal), Lease Rental Expense, depreciation and amortization on the Facility and actual management fees paid to any Operator of such Facility less an imputed management fee equal to four (4%) percent of the net revenues of the Facility, to (y) the sum of Lease Rental Expense and Mortgage Expense; all of the foregoing calculated as at any date of determination thereof by reference to the four (4) fiscal quarters ended on such date of determination and based upon the financial statements (or cost reports, as the case may be) provided to Omega by each Operator for such four (4) fiscal quarters of each Operator (or if such financial statements or cost reports have not been so delivered to Omega, then based upon the financial statements or cost reports covering the most recent available four (4) fiscal quarters of any such Operator.

                  "Fleet": Fleet Bank, N.A., a national banking association, in its capacity as a Bank or L/C Issuer hereunder.

                  "Funded Indebtedness": as of any date of determination, all Indebtedness of Omega on a consolidated basis (other than contingent liabilities) including, in any event, the Credit Loans.

                  "GAAP": generally accepted accounting principles, as in effect in the United States.

                  "Graduate Sale": as defined in subsection 2.8(a)(i)(B) hereof.

                  "Grantors":  as defined in subsection 2.10(a)(i) hereof.

                  "Hazardous Materials": any toxic chemical, hazardous substances, contaminants or pollutants, medical wastes, infectious wastes, or hazardous wastes.

                  "Healthcare Assets": as of any date as of which the amount thereof is to be determined, the aggregate amount equal to the sum of:

                  (i) the Appraised Value of each Facility owned entirely by a Borrower and leased to an Operator; plus

                  (ii) the lesser of the Appraised Value of any Facility encumbered by a Mortgage or the outstanding principal amount of the Mortgage which encumbers any such Facility.

                  "Indebtedness": with respect to any Person, all: (a) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities that in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, and Capitalized Lease Obligations of such Person; (b) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (c) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (d) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers acceptances created for such Person.

                  "Initial Collateral":  as defined in subsection 4.1(c) hereof.

                  "Interest Coverage": as at the last day of any fiscal quarter, the ratio, determined by dividing EBITDA by Interest Expense; all of the foregoing calculated by reference to the immediately preceding four (4) fiscal quarters of Omega ending on such date of determination, but excluding interest on the Debentures and any other Indebtedness repaid with the proceeds of the Equity Contribution or the Additional Equity Contribution.

                  "Interest Expense": for any period, on a combined basis, the sum of all interest paid or payable (excluding unamortized debt issuance costs) on all items of Indebtedness of Omega on a consolidated basis outstanding at any time during such period.

                  "Interest Period": with respect to any LIBOR Loan, each period commencing on the date such Loan is made or converted from a Loan or Loans of another Type into a LIBOR Loan, or the last day of the next preceding Interest Period with respect to such Loan, and ending on the same day 1, 2, 3 or 6 months thereafter, as the Borrowers may select as provided in Section 2.3 hereof, except that each such Interest Period which commences on the last LIBOR Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last LIBOR Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing: (a) each Interest Period that would otherwise end on a day which is not a LIBOR Business Day shall end on the next succeeding LIBOR Business Day (or, if such next succeeding LIBOR Business Day falls in the next succeeding calendar month, on the next preceding LIBOR Business Day); (b) with respect to LIBOR Loans, no more than six (6) Interest Periods for Credit Loans shall be in effect at the same time; (c) any Interest Period relating to a Credit Loan that commences before the Revolving Credit Commitment Termination Date shall end no later than the Revolving Credit Commitment Termination Date; and (d) notwithstanding clause (c) above, no Interest Period shall have a duration of less than one month. In the event that the Borrowers fail to select the duration of any Interest Period for any LIBOR Loan within the time period and otherwise as provided in Section 2.3 hereof, such LIBOR Loans will be automatically converted into a Prime Rate Loan on the last day of the preceding Interest Period for such LIBOR Loan.

                  "Interest Rate Contracts": interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance and other agreements or arrangements designed to provide protection against fluctuation in interest rates, in each case, in form and substance satisfactory to the Agent and, in each case, with counter-parties satisfactory to the Agent.

                  "Investment": a Facility or a Mortgage, individually or collectively, as the case may be.

                  "Investment Agreement": the Investment Agreement dated as of May 11, 2000 by and between Omega and Explorer Holdings, L.P., a Delaware limited partnership.

                  "Issuance Request":  as defined in subsection 2.2(a) hereof.

                  "Latest Balance Sheet": as defined in subsection 3.9(a) hereof.

                  "L/C(s)": any irrevocable letter of credit issued by the L/C Issuer for the account of the Borrowers pursuant to subsection 2.2(a) hereof, in each case, as amended, supplemented or modified from time to time.

                  "L/C Documents":  as defined in subsection 2.2(a) hereof.

                  "L/C Fee":  as defined in subsection 2.8(d) hereof.

                  "L/C Fee Percentage": as at any date of determination thereof, the applicable percentage set forth below opposite the Leverage Ratio as at such date of determination:


----------------------------------------------------------------------- ----------------------------------------------
                            Leverage Ratio                                           L/C Fee Percentage
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Greater than or equal to 5.0:1.0                                                            3.25%
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Less than 5.0:1.0 but greater than or equal to 4.5:1.0                                      3.00%
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Less than 4.5:1.0 but greater than or equal to 4.0:1.0                                      2.75%
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Less than 4.0:1.0                                                                           2.50%
----------------------------------------------------------------------- ----------------------------------------------


The determination of the applicable percentage pursuant to the table set forth above shall be made on a quarterly basis based on an examination of the financial statements of Omega delivered pursuant to and in compliance with
Section 5.1 or Section 5.2 hereof, which financial statements, whether annual or quarterly, shall indicate that there exists no Default or Event of Default hereunder. Each determination of the L/C Fee Percentage shall be effective as of the first day of the calendar month following the date on which the financial statements on which such determination was based were received by the Agent. In the event that financial statements for the four full fiscal quarters most recently completed prior to such date of determination have not been delivered to the Agent in compliance with Section 5.1 or 5.2 hereof, then the Agent may determine, in its reasonable judgment, the ratio referred to above that would have been in effect as at such date, and, consequently, the L/C Fee Percentage in effect for the period commencing on such date. Notwithstanding anything to the contrary contained in this definition, during the period commencing on the date hereof through and including March 31, 2001, the L/C Fee Percentage shall be 3.25%.

                  "L/C Issuer": Fleet in its individual capacity as issuer of L/Cs under this Agreement.

                  "L/C  Obligations":  as at any  date,  an  amount  equal  to:
(a) the aggregate stated amount (reduced by any partial drawing) of all L/Cs, plus (b) all Unpaid Drawings.

                  "Lease Rental Expense": for any period and with respect to any Facility, the total amount payable during such period by the lessee of such Facility to any Borrower, including, without limitation, (a) base rent (as adjusted from time to time), plus (b) all incremental charges to which the Facility is subject under the lease relating thereto.

                  "Lending Office": with respect to each Bank, with respect to each Type of Loan, the Lending Office as designated for such Type of Loan below its name on the signature pages hereof or such other office of such Bank or of an affiliate of such Bank as it may from time to time specify to the Agent and the Borrowers as the office at which its Loans of such Type are to be made and maintained.

                  "Leverage Ratio": as of any date of determination thereof, the quotient of (a) Funded Indebtedness as of such date divided by (b) Adjusted EBITDA for the period of four consecutive fiscal quarters ending on, or most recently before, such date.

                  "LIBOR Base Rate": with respect to any LIBOR Loan, for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one (1%) percent) quoted by the Reference Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two
(2) LIBOR Business Days prior to the first day of such Interest Period as the rate at which the Reference Bank is offered deposits in the applicable Permitted Currency in the London interbank market where the LIBOR and foreign currency and exchange operations of the Reference Bank are customarily conducted, having terms of one (1), two (2), three (3) or six (6) months and in an amount comparable to the principal amount of the LIBOR Loan to be made by the Banks to which such Interest Period relates.

                  "LIBOR Business Day": a Business Day on which dealings in Dollar deposits and pounds sterling are carried out in the London interbank market.

                  "LIBOR Loan(s)": any Credit Loan the interest on which is determined on the basis of rates referred to in the definition of "LIBOR Base Rate" in this Article 1.

                  "LIBOR Rate": for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one (1%) percent) determined by the Agent to be equal to: (a) the LIBOR Base Rate for such Loan for such Interest Period; divided by (b) one (1) minus the Reserve Requirement for such Loan. The Agent shall use its best efforts to advise the Borrower of the LIBOR Rate as soon as practicable after each change in the LIBOR Rate; provided, however, that the failure of the Agent to so advise the Borrower on any one or more occasions shall not affect the rights of the Banks or the Agent or the obligations of the Borrowers hereunder.

                  "Lien": any mortgage, deed of trust, pledge, security interest, encumbrance, lien, claim or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "Loan(s)": as defined in subsection 2.1(b) hereof. Loans of different Types made or converted from Loans of other Types on the same day (or of the same Type but having different Interest Periods) shall be deemed to be separate Loans for all purposes of this Agreement.

                  "Loan Documents": this Agreement, the Notes, the Security Documents, the L/C Documents, all Interest Rate Contracts and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

                  "Loan Party": each Borrower and any other Person (other than the Banks and the Agent) which now or hereafter executes and delivers to any Bank or the Agent any Loan Document.

                  "LTV Ratio": as at any date of determination thereof, the ratio of (i) the aggregate principal amount of all Credit Loans then outstanding plus all L/C Obligations, at such date, to (ii) the Appraised Value of the Facilities comprising the Collateral at such date.

                  "Mandatory Borrowing": as defined in subsection 2.2(b)(ii) hereof.

                  "Master Lease": any lease pursuant to which a Borrower leases to an Operator one or more Facilities.

                  "Material Adverse Effect": any fact or circumstance which (a) materially and adversely affects the business, operation, property or financial condition of the Borrowers taken as a whole, or (b) has a material adverse effect on the ability of the Borrowers to perform their respective obligations under this Agreement, the Notes or the other Loan Documents.

                  "Mortgage(s)": mortgages of real property constituting a Facility for which any Borrower is the mortgagee.

                  "Mortgage Expense": for any period and with respect to any Facility, the total amount payable during such period by the mortgagor of such Facility to any Borrower, including, without limitation, (a) interest and principal (as adjusted from time to time) plus (b) all incremental charges to which the Facility is subject under the mortgage.

                  "Multiemployer Plan": a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.

                  "Net Issuance Proceeds": in respect of any issuance of Indebtedness or equity, the proceeds in Cash received by Omega or any of its Subsidiaries upon or simultaneously with such issuance, net of any payments of any outstanding Indebtedness and any direct costs of such issuance and any taxes paid or payable by the recipient of such proceeds.

                  "Net Loss": with respect to any period, the excess, if any of: (i) the aggregate amount of expenses of Omega on a consolidated basis, over (ii) the aggregate amount of revenues of Omega on a consolidated basis, in each case, during such period, as to all of the foregoing, as determined in accordance with GAAP.

                  "Net Proceeds": in respect of any Disposition, the proceeds in Cash received by any of the Borrowers upon or simultaneously with such Disposition, net of (i) direct costs of such Disposition, (ii) any taxes paid or payable by the recipient of such proceeds, and (iii) amounts required to be applied to repay any Indebtedness secured by a lien on the asset which is the subject of the Disposition.

                  "New Type Loans":  as defined in Section 2.22 hereof.

                  "1997 Loan Agreement": the Second Amended and Restated Loan Agreement, dated September 30, 1997, by and among the Borrowers listed on Exhibit 1 thereto, the Agent and the banks party thereto, as amended from time to time.

                  "Note(s)":  as defined in subsection 2.5(b) hereof.

                  "NRS": NRS Ventures, L.L.C., a Kentucky limited liability company.

                  "Obligations": collectively, all of the Indebtedness of the Borrowers to the Banks (and affiliates thereof in connection with Interest Rate Contracts) and the Agent, whether now existing or hereafter arising, whether or not currently contemplated, including, without limitation, those arising under or in relation to the Loan Documents.

                  "Omega": Omega Healthcare Investors, Inc., a Maryland corporation.

                  "Omega's Fixed Coverage Ratio": as at the last day of any fiscal quarter, with respect to the immediately preceding four (4) fiscal quarters of Omega ending on such date, the ratio of (x) EBITDA, to (y) the sum of Interest Expense, and Cash dividends.

                  "Operator": (a) the lessee of any Facility owned or leased by a Borrower, and (b) the mortgagor of a Facility which is subject to a Mortgage to the extent that such entity controls the operation of the Facility.

                  "Origination Fee":  as defined in subsection 2.8(a) hereof.

                  "Payor":  as defined in Section 2.16 hereof.

                  "PBGC":  Pension Benefit Guaranty Corporation.

                  "Permitted Liens": as to any Person: (a) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of such Person), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of Cash or United States Government Bonds to secure surety, appeal, performance or other similar bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent;
(b) liens imposed by law, including without limitation, carriers', warehousemen's, materialmen's and mechanics' liens, or liens arising out of judgments or awards or judicial attachment liens against such Person with respect to which such Person at the time shall currently be prosecuting an appeal or proceedings for review; (c) liens for taxes not yet subject to penalties for non-payment and liens for taxes the payment of which is being contested as permitted by Section 6.6 hereof; (d) non-consensual liens that have been bonded within thirty (30) days after notice of such lien(s) by a Person (not an Affiliate of a Borrower) reasonably satisfactory to the Required Banks in an aggregate amount secured by all such liens not in excess of $5,000,000; and (e) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of, others for rights of way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties, or Liens incidental to the conduct of the business of such Person or to the ownership of such Person's property that were not incurred in connection with Indebtedness of such Person, all of which Liens referred to in this clause (e) do not in the aggregate materially impair the value of the properties to which they relate or materially impair their use in the operation of the business taken as a whole of such Person, and as to all the foregoing only to the extent arising and continuing in the ordinary course of business.

                  "Person": an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

                  "Plan": at any time an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either: (a) maintained by Omega or any member of the Controlled Group for employees of Omega, or by Omega for any other member of such Controlled Group, or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which Omega or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                  "Pooled Facilities": Facilities which are (i) leased by a Borrower to an Operator or Operators pursuant to a single Master Lease, or (ii) commonly owned by an Operator or Operators, the Mortgages on which are held by a Borrower to secure a single loan.

                  "Post-Default Rate": (a) in respect of any Loans, a rate per annum equal to: (i) if such Loans are Prime Rate Loans, two (2%) percent above the Alternate Base Rate as in effect from time to time plus the Applicable Margin for Prime Rate Loans, or (ii) if such Loans are LIBOR Loans, two (2%) percent above the rate of interest in effect thereon at the time of the Event of Default that resulted in the Post-Default Rate being instituted until the end of the then current Interest Period therefor and, thereafter, two (2%) above the Alternate Base Rate as in effect from time to time plus the Applicable Margin for Prime Rate Loans; and (b) in respect of other amounts payable by the Borrowers hereunder (other than interest), equal to two (2%) above the Alternate Base Rate as in effect from time to time plus the Applicable Margin for Prime Rate Loans.

                  "Prime Rate": the variable per annum rate of interest so designated from time to time by Fleet as its prime rate. Notwithstanding the foregoing, the Borrowers acknowledge that the Prime Rate is a reference rate and Fleet may regularly make domestic commercial loans at rates of interest less than the rate of interest referred to in the preceding sentence. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

                  "Prime Rate Loans": Loans that bear interest at a rate based upon the Alternate Base Rate.

                  "Principal Office": the office of Fleet presently located at 1185 Avenue of the Americas, New York, New York 10036.

                  "Projections": (a) the annual cash flow projections relating to Omega and its Subsidiaries for the years ending December 31, 2001 and 2002, and (b) the quarterly cash flow projections relating to Omega and its Subsidiaries for the period commencing April 1, 2000 through and including March 31, 2001, in each case including balance sheets and statements of operations (together with related assumptions) as furnished by Omega to the Agent.

                  "Property": any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

                  "Quarterly Dates": the first day of each October, January, April and July, the first of which shall be the first such day after the date of this Agreement, provided that, if any such date is not a LIBOR Business Day, the relevant Quarterly Date shall be the next succeeding LIBOR Business Day (or, if the next succeeding LIBOR Business Day falls in the next succeeding calendar month, then on the next preceding LIBOR Business Day).

                  "Reference Bank": a bank appearing on the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks); provided, that, if no such offered rate shall appear on such display, "Reference Bank" shall mean a bank in the London interbank market as selected by the Agent.

                  "Regulation D": Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

                  "Regulatory Change": as to any Bank, any change after the date of this Agreement in United States federal, or state, or foreign, laws or regulations (including Regulation D and the laws or regulations that designate any assessment rate relating to certificates of deposit or otherwise (including the "Assessment Rate" if applicable to any Loan)) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including such Bank, of or under any United States federal, or state, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "REIT Status": with respect to any Person, (a) the qualification of such Person as a real estate investment trust under Sections 856 through 860 of the Code, and (b) the applicability to such Person and its shareholders of the method of taxation provided for in Sections 857 et seq. of the Code.

                  "Required Banks": at any time, Banks having at least 66-2/3% of the Total Revolving Credit Commitment hereunder, or if the Total Revolving Credit Commitment has been terminated at such time, Banks having at least 66-2/3% of the aggregate principal amount of Loans and L/C Obligations, in each case then outstanding.

                  "Required Payment":  as defined in Section 2.16 hereof.

                  "Reserve  Requirement":  for  any  LIBOR  Loans  as  to  which interest is payable hereunder, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding One Billion ($1,000,000,000) Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against: (a) any category of liabilities which includes deposits by references to which the LIBOR Rate for LIBOR Loans is to be determined as provided in the definition of "LIBOR Base Rate" in this Article 1, or (b) any category of extensions of credit or other assets which include LIBOR Loans.

                  "Revolving Credit Commitment": as to each Bank, its Tranche A Revolving Credit Commitment, Tranche B Revolving Credit Commitment, or collectively its Tranche A Revolving Credit Commitment and Tranche B Revolving Credit Commitment, in each case, as applicable.

                  "Revolving Credit Commitment Termination Date": December 31, 2002.

                  "Security Documents": as defined in subsection 2.10(b) hereof.

                  "Senior Notes": those certain Senior Unsecured Notes maturing July 15, 2000.

                  "Subsidiary": with respect to any Person, any corporation, partnership, limited liability company, joint venture or other entity, whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person, (b) in the case of a partnership, limited liability company or other entity, in which such Person is a general partner or managing member or of which a majority of the partnership or other equity interests are at the time owned by such Person and/or one or more of its Subsidiaries, or (c) in the case of a joint venture, in which such Person is a joint venturer and of which a majority of the ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of Omega.

                  "Tangible Net Worth": the sum of capital surplus, earned surplus and capital stock, minus deferred charges, intangibles and treasury stock, all as determined in accordance with GAAP consistently applied.



                  "Total Revolving Credit Commitment": the aggregate obligation of the Banks to make Credit Loans and/or issue or participate in the L/C Documents hereunder up to the aggregate amount of One Hundred Seventy-Five Million ($175,000,000) Dollars, as such amount may be increased or reduced in accordance with the terms hereof.

                  "Tranche A Credit Loans": as defined in subsection 2.1(a) hereof.

                  "Tranche A Note(s)":  as defined in subsection 2.5(a) hereof.

                  "Tranche A Revolving Credit Commitment": as to each Bank, the obligation of such Bank to make Tranche A Credit Loans and/or participate in the Letter of Credit Documents issued on behalf of the Borrowers hereunder in the aggregate amount, if any, set forth opposite such Bank's name on the signature pages hereof under the caption "Tranche A Revolving Credit Commitment" as such amount is subject to increase or reduction in accordance with the terms hereof.

                  "Tranche B Credit Loans": as defined in subsection 2.1(b) hereof.

                  "Tranche B Note(s)": as defined in subsection 2.5(a)(ii) hereof.

                  "Tranche B Revolving Credit Commitment": as to each Bank, the obligation of such Bank to make Tranche B Credit Loans and/or participate in the Letter of Credit Documents issued on behalf of the Borrowers hereunder in the aggregate amount, if any, set forth opposite such Bank's name on the signature pages hereof under the caption "Tranche B Revolving Credit Commitment" as such amount is subject to increase or reduction in accordance with the terms hereof.

                  "Type": refers to the characteristics of a Loan as a Prime Rate Loan or a LIBOR Loan for a particular Interest Period. All Prime Rate Loans are of the same Type. All LIBOR Loans with identical interest rates and Interest Periods are of the same Type. All other Loans are of different Types. Interest Periods are identical if they begin and end on the same days.

                  "Unpaid Drawings": any payment or disbursement made by the L/C Issuer with respect to a L/C and not reimbursed by the Borrowers.

                  "Unused Commitment": as at any date, for each Bank, the difference, if any, between: (a) the amount of such Bank's Tranche A Revolving Credit Commitment and Tranche B Revolving Credit Commitment, each as in effect on such date, and (b) the then aggregate outstanding principal amount of all Credit Loans made by such Bank and such Bank's pro rata share of all L/C Obligations.

                    Section 1.2. GAAP.

                  Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP as in effect on the date of this Agreement, except that references in Article 5 to such principles shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.

         Article 2. Commitments; Loans; Letters of Credit; Collateral.

                    Section 2.1. Loans.

(a) Tranche A Credit Loans. Each Bank hereby severally agrees, on the terms and subject to the conditions of this Agreement, to make loans (individually a "Tranche A Credit Loan", collectively, the "Tranche A Credit Loans") to the Borrowers during the Credit Period to and including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the Tranche A Revolving Credit Commitment of such Bank as then in effect; provided, however, that the sum of (x) the aggregate principal amount of Tranche A Credit Loans, plus (y) the aggregate principal amount of Tranche B Credit Loans, plus (z) L/C Obligations, in each case, at any one time outstanding, shall not exceed the Total Revolving Credit Commitment, as then in effect. Subject to the terms of this Agreement, including the borrowing limitation referred to above, during the Credit Period the Borrowers may borrow, repay and reborrow Tranche A Credit Loans. The Tranche A Credit Loans shall be in amounts up to an aggregate outstanding at any one time of One Hundred Thirty-One Million Nine Hundred Three Thousand Sixteen and 00/100 ($131,903,016.00) Dollars.

(b) Tranche B Credit Loans. Each Bank hereby severally agrees, on the terms and subject to the conditions of this Agreement, to make loans (individually a "Tranche B Credit Loan", collectively, the "Tranche B Credit Loans"; the Tranche A Credit Loans and the Tranche B Credit Loans are hereinafter sometimes referred to individually as a "Credit Loan" or a "Loan" and collectively as the "Credit Loans" or the "Loans") to the Borrowers during the Credit Period to and including the Revolving Credit Commitment
     Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the Tranche B Revolving Credit Commitment of such Bank as then in effect; provided, however, that the sum of (x) the aggregate principal amount of Tranche B Credit Loans, plus (y) the aggregate principal amount of Tranche A Credit Loans, plus (z) L/C Obligations, in each case, at any one time outstanding, shall not exceed the Total Revolving Credit Commitment, as then in effect. Subject to the terms of this Agreement, including the borrowing limitation referred to above, during the Credit Period the Borrowers may borrow, repay and reborrow Tranche B Credit Loans. The Tranche B Credit Loans shall be in amounts up to an aggregate outstanding at any one time of Forty-Three Million Ninety-Six Thousand Nine Hundred Eighty-Four and 00/100 ($43,096,984.00) Dollars.

                    Section 2.2. Letters of Credit.

               (a) Issuance.

                    (i) Subject to the terms and conditions of this Agreement, the Borrowers may request that the L/C Issuer, in its individual capacity, issue L/Cs to beneficiaries designated by the Borrowers pursuant to an Application and other documentation in form and substance satisfactory to the L/C Issuer (collectively, the "L/C Documents"). Each L/C shall be deemed to be a utilization of the Tranche B Revolving Credit Commitment of each Bank in an amount equal to each Bank's pro rata share of the stated amount of each L/C; provided, however, that each L/C currently issued and outstanding under the 1997 Loan Agreement (collectively, the "Existing L/Cs") shall be deemed a utilization of the Tranche A Revolving Credit Commitment of each Bank in an amount equal to each Bank's pro rata share of the face amount of each Existing L/C, and provided further that if at the time the Borrowers make an Issuance Request no availability exists under the Tranche B Revolving Credit Commitment, the L/C shall be deemed a utilization of the Tranche A Revolving Credit Commitment to the extent permitted hereunder.

                    (ii) Each L/C  Document  shall  provide  that  drafts  drawn thereunder shall be payable on sight (but in no event later than the Revolving Credit Commitment Termination
                         Date). The maximum aggregate stated amount of L/C's issued and outstanding at any one time hereunder (including the Existing L/Cs) shall not exceed Fifteen Million ($15,000,000) Dollars and all L/C's shall be denominated in Dollars.

                    (iii)The Borrowers  shall give notice to the L/C Issuer of a request for issuance of any L/C not less than ten (10) Business Days prior to the proposed issuance date (which prescribed time period may be waived at the option of the L/C Issuer in the exercise of its sole discretion). Each such notice (an "Issuance Request") shall specify: (1) the requested date of such issuance (which shall be a Business Day); (2) the maximum stated amount of such L/C; (3) the expiration date of such L/C; (4) the purpose of such L/C; (5) the name and address of the beneficiary of such L/C; and (6) the required documents under any such L/C.

                    (iv) Each L/C shall be issued by the L/C Issuer,  subject to the payment by the Borrowers of the standard issuance fees and charges customarily imposed by the L/C Issuer in connection with the issuance thereof, pursuant to the L/C Issuer's standard form of application for such L/C Documents (each, an "Application" and collectively, the "Applications") executed by the Borrowers. In the event that any term or condition set forth in any Application shall be inconsistent with the terms and conditions of this Agreement, the terms and conditions herein set forth shall prevail.

                    (v) Notwithstanding the foregoing, the L/C Issuer shall not be under any obligation to issue any L/C Document if at the time of such issuance any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the L/C Issuer from issuing such L/C Documents or any requirement of law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from the issuance of letters of credit generally or any such L/C Documents in particular, or shall impose upon the L/C Issuer with respect to any L/C Documents any requirement (for which the L/C Issuer is not otherwise compensated) not in effect on the date hereof.

               (b) Repayment; Mandatory Borrowings.

                    (i) The Borrowers shall be obligated pursuant to each Application to reimburse the L/C Issuer immediately in immediately available funds at the Principal Office for sight drafts drawn under any L/C Document.

                    (ii) If any drawing  under a L/C shall not be  reimbursed on the date when due, provided that an event of the type set forth in subsection 8.6(a) has not occurred, the Borrowers' reimbursement obligation in respect of such Unpaid Drawing shall be funded on such date with the borrowing of a Tranche B Credit Loan (or if at the time no availability exists under the Tranche B Revolving Credit Commitment, a Tranche A Credit Loan to the extent permitted hereunder) (each such borrowing a "Mandatory Borrowing") in the full amount of the Unpaid Drawings from all Banks based on each Bank's pro rata share of the Total Revolving Credit Commitment. The L/C Issuer shall promptly notify the Agent of the amount of such Unpaid Drawings and the Agent shall promptly notify the Banks of the amount of each such Mandatory Borrowing not later than 12:00 noon (New York City time) on the date on which such Mandatory Borrowing is to be made. Provided that an event of the type set forth in subsection 8.6(a) has not occurred, each such Bank hereby irrevocably agrees to make Tranche B Credit Loans or Tranche A Credit Loans, as the case may be, pursuant to each Mandatory Borrowing in the amount, and not later than 5:00 p.m. (New York City time), on the date, and in the manner specified in the preceding sentence, notwithstanding that the amount of the Mandatory Borrowing may not comply with the minimum amount for borrowings otherwise required hereunder. In the event that the Agent delivers the above-described notice to any Bank later than 12:00 noon (New York City time) on the date of the required Mandatory Borrowing, then such Bank shall not be obligated to effect such Mandatory Borrowing until the next succeeding Business Day (but not later than 5:00 p.m. (New York City time)).

                    (iii)Notwithstanding  the  foregoing,  in the event  that at any time when a draft is drawn under a L/C Document, there are not sufficient funds in any account of the Borrowers with the L/C Issuer or sufficient availability to permit creation of Tranche B Credit Loans or Tranche A Credit Loans, as the case may be, sufficient to fund payment of the draft(s) in accordance with its terms, any funds advanced by the L/C Issuer and the other Banks in payment thereof shall be due and payable immediately and shall bear interest until paid in full at the Post-Default Rate, such interest to be payable on demand. In the event of any conflict or discrepancy between the terms provided herein and the terms established by the L/C Issuer in its Application or otherwise and this Loan Agreement, the terms provided herein shall prevail.

               (c) General Unconditional Obligations. The obligations of the Borrowers under this Agreement, the Applications and any other agreement, instrument or document relating to
                    reimbursement   or  payment  of  Unpaid  Drawings  shall  be
                    absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the L/C Documents, under all circumstances whatsoever, including, without limitation, the following circumstances, whether relating to any one or more L/C
                    Documents:

                    (i) any agreement between the Borrower(s) and any beneficiary or any agreement or instrument relating thereto (the "Beneficiary Documents") proving to be forged, fraudulent, invalid, unenforceable or insufficient in any respect;

                    (ii) any  amendment or waiver of or any consent to departure from all or any of the Beneficiary Documents;

                    (iii)the  existence of any claim,  setoff,  defense or other rights which the Borrower(s) may have at any time against any beneficiary or any transferee of any L/C Document (or any persons or entities for whom any beneficiary or any such transferee may be acting), the L/C Issuer, any other Bank, the Agent or any other person or entity, whether in connection with the Agreement, the Beneficiary Documents or any unrelated transaction;

                    (iv) any demand  presented  under any L/C  Document  (or any endorsement thereon) proving to be forged, fraudulent, invalid, unenforceable or insufficient in any respect or any statement therein being inaccurate in any respect whatsoever;

                    (v) the use to which any L/C Document may be put or any acts or omission of any beneficiary in connection therewith; or

                    (vi) any  other   circumstances  or  happening   whatsoever,
                         whether or not similar to any of the foregoing.

               (d)  Participations by Banks.

                    (i) On the date of issuance of each L/C, the L/C Issuer thereof shall be deemed irrevocably and unconditionally to have sold and transferred to each Bank (excluding, for all purposes of this paragraph (i), the L/C Issuer, which shall retain a portion equal to its pro rata share of its Tranche A Revolving Credit Commitment or its Tranche B Revolving Credit Commitment, as the case may be) without recourse or warranty, and each Bank shall be deemed to have irrevocably and unconditionally purchased and accepted from the L/C Issuer, an undivided interest and participation, to the extent of such Bank's pro rata share of its Tranche A Revolving Credit Commitment or its Tranche B Revolving Credit Commitment, as the case may be, in effect on the date of such issuance, in such L/C, each substitute therefor, each drawing made thereunder, the related Applications and all obligations relating thereto and all Loan Documents supporting, or otherwise benefiting the payment of such Obligations.

                    (ii) In the event that any Unpaid Drawing is not paid to the
                         L/C Issuer with respect to any L/C Document in full immediately or by a Mandatory Borrowing from all the Banks, the L/C Issuer shall promptly notify the Agent to that effect, and the Agent shall promptly notify the Banks of the amount of such Unpaid Drawing and each such Bank shall immediately pay to the Agent, for immediate payment to the L/C Issuer, in lawful money of the United States and in immediately available funds, an amount equal to such Bank's ratable portion of the amount of such Unpaid Drawing.

                    (iii)The  obligation  of each Bank to make  Tranche B Credit
                         Loans or Tranche A Credit Loans, as the case may be, in respect of each Mandatory Borrowing and to make payments under the preceding subparagraph (d)(ii) shall be absolute and unconditional and irrevocable and not subject to any qualification or exception whatsoever (except as set forth in this subsection 2.2(d)(iii)), and shall be made in accordance with the terms and conditions of this Agreement under all circumstances and shall not be subject to any conditions set forth in
                         Article 4 hereof or otherwise affected by any circumstance including, without limitation: (1) the occurrence or continuance of a Default or Event of Default (except that the Banks shall not, and shall not have any obligation to, make any Credit Loan in respect of a Mandatory Borrowing after an event of the type specified in subsection 8.6(a) hereof has occurred);
                         (2) any adverse change in the business condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party; (3) any breach of this Agreement or any Application or other Loan Documents by the Borrowers; (4) any setoff, counterclaim, recoupment, defense or other right which such Bank or the Borrowers may have at any time against the L/C Issuer, any other Bank, or any beneficiary named in any L/C Document in connection herewith or otherwise; (5) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged;
                         (6) any lack of validity or enforcement of this Agreement or any of the Loan Documents; (7) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing, provided that such circumstances or happenings shall not have constituted gross negligence or willful misconduct of the L/C Issuer. The Borrowers agree that any Bank purchasing a participation in any L/C Document from the L/C Issuer may, to the fullest extent permitted by law, exercise all of its rights of payment with respect to such participation as fully as if such Bank were the direct creditor of the Borrowers in the amount of such participation.

                    (iv) If the L/C  Issuer  receives a payment on account of an
                         Unpaid Drawing with respect to any L/C Document as to which any other Bank has funded its participation pursuant to subparagraph (d)(iii) above, the L/C Issuer shall, within one Business Day, pay to the Agent, and the Agent shall, within one Business Day, pay to each Bank which funded its participation therein, in lawful money of the United States and in the kind of funds so received, an amount equal to such Bank's ratable share thereof plus interest at the Federal Funds Rate if not paid to each such Bank within one Business Day of the date such funds were received by the Agent.

                    (v) If any payment received on account of any reimbursement obligation with respect to any L/C Document and distributed to a Bank as a participant under paragraph
                         (iv) is thereafter recovered from the L/C Issuer thereof in connection with any bankruptcy or insolvency proceeding relating to the Borrower(s) or otherwise, each Bank which received such distribution shall, upon demand by the Agent, repay to the L/C Issuer such Bank's ratable share of the amount so recovered together with an amount equal to such Bank's ratable share (according to the proportion of (1) the amount of such Bank's required repayment to (2) the total amount so recovered) of any interest or other amount paid or payable by the L/C Issuer in respect of the total amount so recovered.

               (e) Non-Liability. The Borrowers assume all risks of the acts or omissions of any beneficiary or transferee of any L/C Document with respect to its use thereof. None of the Agent, the L/C Issuer, or any other Bank, nor any of their respective officers or directors, shall be liable or responsible for: (1) the use that may be made of any L/C Document or any acts or omissions of any beneficiary or transferee in connection therewith; (2) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (3) payment by the L/C Issuer against presentation of documents that do not comply with the terms of the L/C Documents issued by the L/C Issuer, except that the Borrowers shall have a claim against the L/C Issuer, and the L/C Issuer shall be liable to the Borrowers, to the extent of any direct, but not consequential, damages suffered by the Borrowers that the Borrowers prove were caused solely by (A) the L/C Issuer's willful misconduct or gross negligence in determining whether documents presented under any L/C Document comply with the terms of such L/C Document or (B) the L/C Issuer's willful failure to make lawful payment under a L/C Document after the presentation to it of a draft and documents and/or certificates strictly complying with the terms and conditions thereof; (4) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they are in cipher; (5) for errors in interpretation of technical terms; (6) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such L/C Document or of the proceeds thereof; and (6) for any consequence arising from causes beyond the control of the L/C Issuer, including, without limitation, any government acts. The Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce shall be deemed a part of this Section
                    2.2 as if incorporated herein in all respects and shall apply to the L/Cs.

               (f) Indemnification. In addition to amounts payable as elsewhere provided in this Agreement, without duplication, the Borrowers agree to indemnify and save harmless the Agent and each Bank including the L/C Issuer from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which such Agent, Bank or L/C Issuer may incur or be subject to as a consequence, direct or indirect, of the issuance of any L/C Document or any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain the L/C Issuer or the Agent from paying any amount under any L/C Document or the failure of the L/C Issuer to honor a drawing under any L/C Document issued by such Issuer as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority, except that no such Person shall be entitled to indemnification for matters caused solely by such Person's gross negligence or willful misconduct. Without modifying the foregoing, and anything contained herein to the contrary notwithstanding, the Borrowers shall cause each L/C issued for its account to be canceled and returned to the L/C Issuer thereof on or before its expiration date.

               Section 2.3. Notices Relating to Loans.

                           The Borrowers  shall give the Agent written  notice
of each termination or reduction of the Commitments, each borrowing,conversion, repayment and prepayment of each Loan and of the duration of each Interest Period applicable to each LIBOR Loan (in each case, a "Borrowing Notice"). Each such written notice shall be irrevocable and shall be effective only if received by the Agent not later than 11 a.m., New York City time on the date that is:

               (a) In the case of each notice of termination or reduction of the Commitments, five (5) Business Days prior to the date of the related termination or reduction;

               (b) In the case of each notice of borrowing and repayment of, or conversion into, Prime Rate Loans, the same Business Day of the related borrowing or repayment or conversion; and

               (c) In the case of each notice of borrowing or repayment of, or conversion into, LIBOR Loans, or the duration of an Interest Period for LIBOR Loans, three (3) LIBOR Business Days prior to the date of the related borrowing, repayment or conversion or the first day of such Interest Period.

     Each such notice of termination or reduction shall specify the amount thereof. Each such notice of borrowing, conversion, repayment or prepayment shall specify the amount (subject to Section 2.1 hereof) and Type of Loans to be borrowed, converted, repaid or prepaid (and, in the case of a conversion, the Type of Loans to result from such conversion), the date of borrowing, conversion, repayment or prepayment (which shall be: (i) a Business Day in the case of each borrowing or repayment of Prime Rate Loans, and (ii) a LIBOR Business Day in the case of each borrowing, prepayment, or repayment of LIBOR Loans and each conversion of or into a LIBOR Loan). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent shall notify the Banks of the content of each such Borrowing Notice promptly after its receipt thereof. Except as otherwise specifically stated herein, each borrowing shall be a Tranche A borrowing if and to the extent availability exists under the Tranche A Revolving Credit Commitment; and otherwise shall be a Tranche B borrowing.

               Section 2.4. Disbursement of Loan Proceeds.

                           The  Borrowers  shall  give the Agent  notice of each
borrowing hereunder as provided in Section 2.3 hereof and the Agent shall promptly notify the Banks thereof. Not later than 1:00 p.m., New York City time, on the date specified for each borrowing hereunder, each Bank shall transfer to the Agent, by wire transfer or otherwise, but in any event in immediately available funds, the amount of the Loan to be made by it on such date, and the Agent, upon its receipt thereof, shall disburse such sum to the Borrowers by depositing the amount thereof in an account of the Borrowers, or any of them, designated by the Borrowers maintained with the Agent.

               Section 2.5. Notes.

               (a) (i) The Tranche A Credit Loans made by each Bank shall be evidenced by a single joint and several promissory note of the Borrowers in substantially the form of Exhibit A-1 hereto (each, a "Tranche A Note" and collectively, the "Tranche A Notes"). Each Tranche A Note shall be dated as of the Closing Date, shall be payable to the order of such Bank in a principal amount equal to such Bank's Tranche A Revolving Credit Commitment as originally in effect, and shall otherwise be duly completed. The Tranche A Notes shall be payable as provided in Sections 2.1 and 2.6 hereof.

                    (ii) The  Tranche B Credit  Loans made by each Bank shall be evidenced by a single joint and several promissory note of the Borrowers in substantially the form of Exhibit A-2 hereto (each, a "Tranche B Note" and collectively, the "Tranche B Notes"; the Tranche A Notes and the Tranche B Notes are hereinafter sometimes referred to individually as a "Note" and collectively as the "Notes"). Each Tranche B Note shall be dated as of the Closing Date, shall be payable to the order of such Bank in a principal amount equal to such Bank's Tranche B Revolving Credit Commitment as originally in effect, and shall otherwise be duly completed. The Tranche B Notes shall be payable as provided in Sections 2.1 and
                         2.6 hereof.

               (b) Each Bank is authorized to enter on a schedule with respect to its Note(s) a notation with respect to each Loan made hereunder of: (i) the date and principal amount thereof and
                    (ii) each payment and repayment of principal thereof. The failure of any Bank to make a notation on any such schedule as aforesaid shall not limit or otherwise affect the joint and several obligation of the Borrowers to repay the Loans in accordance with their respective terms as set forth herein.

               Section 2.6. Payment of Loans;  Voluntary  Changes in Commitment;
                    Mandatory Repayments

               (a) All outstanding Credit Loans shall be paid in full not later than the Revolving Credit Commitment Termination Date.

               (b) The Borrowers shall be entitled to terminate or reduce the Total Revolving Credit Commitment and repay or prepay the principal amount of the Loans provided that the Borrowers shall give notice of such termination, reduction, prepayment or repayment to the Agent as provided in Section 2.3 hereof and that any repayment or prepayment or partial reduction of the Total Revolving Credit Commitment shall be in the minimum aggregate amount of Three Million ($3,000,000) Dollars and multiples of One Million ($1,000,000) Dollars in excess thereof. Any such termination or reduction shall be permanent and irrevocable. In connection with any such termination or reduction, the Agent shall, at the request of the Borrowers and subject to the consent (which shall not be unreasonably withheld) of the Required Banks, release from its Lien thereon items of Collateral designated by the Borrowers, provided that, after giving effect to such release, the LTV Ratio shall not be greater than 0.667:1.000 and no Default or Event of Default shall exist. Any repayment of a LIBOR Loan shall be on the last day of the relevant Interest Period and all repayments or prepayments of principal (whether mandatory or voluntary) shall be applied first to Prime Rate Loans, and then to the fewest number of Types of LIBOR Loans as possible. Each partial reduction of the Total Revolving Credit Commitment shall be applied to the Total Revolving Credit Commitment according to each Bank's respective Revolving Credit Commitment.

               (c) Notwithstanding any other provision of this Agreement, the Loans (i) shall be repaid as and when necessary to cause the aggregate principal amount of (x) Loans outstanding, plus
                    (y) L/C Obligations not to exceed the Total Revolving Credit Commitment, as at any date of determination thereof; and
                    (ii) shall be repaid in order to maintain a LTV Ratio of not greater than 0.667:1.000.

               (d) (i) In the event of a Disposition (which Disposition shall, except as provided in subsection 2.6(d)(ii) below, require the consent (in each case, not to be unreasonably withheld) of (x) the Required Banks and the Agent if the asset(s) to be included in the Disposition constitutes Collateral and if after giving effect to such Disposition the aggregate amount of the Net Proceeds arising from all Dispositions of Collateral is equal to or less than $35,000,000, and (y) the Banks and the Agent if the asset(s) to be included in the Disposition constitutes Collateral and if the aggregate amount of the Net Proceeds of all Dispositions of Collateral theretofore made exceeds $35,000,000), the Borrowers shall either (A) repay the Credit Loans in an amount equal to the aggregate Net Proceeds of such Disposition immediately upon receipt thereof (and, so long as after giving effect thereto no Event of Default exists and the LTV Ratio is not greater than 0.667:1.000 (as evidenced by the relevant Appraisals), the Borrowers may reborrow Tranche A Loans in an amount up to such Net Proceeds from Dispositions plus any other amounts previously repaid from any other source, and apply such amounts to the repayment of the Bonds or for any other purpose permitted under Section 2.9), or (B) pledge additional Collateral to the Agent such that after giving effect to any such pledge and any resulting repayment of the Credit Loans, the LTV Ratio is not greater than 0.667:1.000 (as verified by an Appraisal of the additional Collateral) which additional Collateral shall, if replacing a portion of the Initial Collateral, meet the criteria contained in the definition of Eligible Healthcare Assets or, if replacing a portion of the Additional Collateral, meet the criteria contained in the definition of Additional Eligible Healthcare Asset. In no event shall the proceeds of any borrowing under Tranche B be used either directly or indirectly to repay amounts outstanding under Tranche A. Simultaneously with the Borrowers fulfilling their obligations under this subsection, the Agent shall release its Lien on any Collateral that is subject to the Disposition.

                    (ii) The   parties   hereto   acknowledge   that   the  term
                         "Disposition" includes the prepayment or repayment in full in accordance with their respective terms of any Mortgage(s) which constitute Collateral, and notwithstanding anything to the contrary contained in subsection 2.6(d)(i) above in connection with a Disposition arising from any such prepayment or repayment, simultaneously with the Borrowers fulfilling their obligations under subsection 2.6(d)(i) above, the Agent shall release its Lien on such Collateral covering the Mortgage (which release shall not require the consent of any Bank).

               (e) If any Borrower shall make any public or private issuance of Indebtedness or equity (other than (i) in connection with any dividend reinvestment program(s), (ii) the Equity Contribution, or (iii) the proceeds of any other issuance of Indebtedness or equity (which issuance of Indebtedness by its terms matures later than December 31, 2002) of up to $50,000,000 received prior to February 1, 2001), Omega shall promptly notify the Agent of such issuance and repay the Credit Loans in an amount equal to the aggregate Net Issuance Proceeds of such issuance immediately upon receipt thereof.

               Section 2.7. Interest

               (a) The Borrowers shall pay to the Agent for the account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan until such Loan shall be paid in full, at the following rates per annum:

                    (i) During such periods that such Loan is a Prime Rate Loan, the Alternate Base Rate plus the Applicable Margin; and

                    (ii) During such periods that such Loan is a LIBOR Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan for such Interest Period plus the Applicable Margin.

               (b) Notwithstanding the foregoing, the Borrowers shall pay interest on any Loan or any installment thereof, and on any other amount (including Unpaid Drawings) payable by the Borrowers hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the same is paid in full at the applicable Post-Default Rate.

               (c) Except as provided in the next sentence, accrued interest on each Loan shall be payable: (i) in the case of each Prime Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period for such Loan (and, if such Interest Period exceeds three months' duration, quarterly, commencing on the first quarterly anniversary of the first day of such Interest Period), and (iii) in the case of any Loan, upon the payment, repayment or prepayment thereof or the conversion thereof into a Loan of another Type (but only on the principal so paid, repaid or converted). Interest that is payable at the Post-Default Rate shall be payable from time to time on demand of the Agent. Promptly after the establishment of any interest rate provided for herein or any change therein, the Agent will notify the Banks and the Borrowers thereof, provided that the failure of the Agent to so notify the Banks and the Borrowers shall not affect the obligations of the Borrowers hereunder or under any of the Notes in any respect.

               (d) Anything in this Agreement or any of the Notes to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to any Bank to the extent that such Bank's receipt thereof would not be permissible under the law or laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Any such payments of interest that are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to such Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Such deferred interest shall not bear interest.

               Section 2.8. Fees.

               (a) (i) On the later of (A) the execution and delivery of this Agreement, or (B) the closing of the sale by Omega to Tenet Healthsystem Philadelphia, Inc. of three medical office buildings and a parking deck located adjacent to Graduate Hospital in Philadelphia, Pennsylvania (the "Graduate Sale") (but in no event later than the Closing Date), the Borrowers shall pay to the Agent, for the ratable benefit of the Banks, a portion in the amount of $300,000 of the non-refundable origination fee in the aggregate amount of $1,312,500 (the "Origination Fee"), and (ii) on the Closing Date, the Borrowers shall pay to the Agent, for the ratable benefit of the Banks, the balance (in the amount of $1,012,500) of the Origination Fee .

               (b) The Borrowers shall pay to the Agent for the account of the Banks, pro rata according to their respective Revolving Credit Commitments, a commitment fee (the "Commitment Fee") on the daily average amount of such Bank's Unused Commitment, for the period from the Closing Date to and including the earlier of (i) the date such Bank's Revolving Credit Commitment is terminated, and (ii) the Revolving
                    Credit Commitment Termination Date, at the rate per annum equal to the Commitment Fee Percentage from time to time in effect on the amount of the Total Revolving Credit Commitment. The accrued Commitment Fee shall be payable on the Quarterly Dates, and on the earlier of (i) the date the Total Revolving Credit Commitment is terminated, or (ii) the Revolving Credit Commitment Termination Date, and in the event the Borrowers reduce the Total Revolving Credit Commitment as provided in subsection 2.6(b) hereof, on the effective date of such reduction.

               (c)  The Borrowers  shall pay to the Agent,  for its own account:
                    (i) an annual agency fee (the "Agency Fee") commencing on the Closing Date, (ii) (A) a portion in the amount of $125,000 of the non-refundable arrangement fee (the "Arrangement Fee") on the later of (x) the execution and delivery of this Agreement, or (y) the Graduate Sale (but in no event later than the Closing Date), and (B) the balance of the Arrangement Fee on the Closing Date, and (iii) (A) $250,000 on account of fees and expenses in accordance with
                    Section 10.1 hereof on the later of (i) the execution and delivery of this Agreement, or (ii) the Graduate Sale (but in no event later than the Closing Date), and (B) the balance of such fees and expenses on the Closing Date.

               (d) The Borrowers shall pay to the Agent for the account of the Banks, pro rata according to their respective Revolving Credit Commitments, a letter of credit fee (the "L/C Fee") on the daily average amount of the aggregate stated amount of the L/C's, for the period from the date hereof to and including the earlier of (i) the date such Bank's Revolving Credit Commitment is terminated and (ii) the Revolving
                    Credit Commitment Termination Date, at the rate per annum equal to the L/C Fee Percentage from time to time in effect. The accrued L/C Fee shall be payable on the Quarterly Dates, and on the earlier of (i) the date the Total Revolving Credit Commitment is terminated, or (ii) the Revolving Credit Commitment Termination Date.

               (e) The Origination Fee, the Commitment Fee, the Agency Fee, the Arrangement Fee and the L/C Fee are hereinafter sometimes referred to individually as a "Fee" and collectively as the "Fees". Each of the Origination Fee, the Agency Fee and the Arrangement Fee are more fully described in a separate written agreement among the Borrowers and the Agent.

               Section 2.9. Use of Proceeds of Loans

     The proceeds of the Credit Loans hereunder may be used by the Borrowers solely: (a) to repay in full all outstanding Indebtedness under the 1997 Loan Agreement, (b) for working capital purposes, (c) subject to subsection 2.2(a) hereof, for the issuance of L/C's to beneficiaries designated by the Borrowers, and (d) for general corporate purposes (including, without limitation, those permitted under Sections 7.4, 7.5 and 7.8 hereof); provided, however, that prior to the repayment in full of the Bonds or satisfaction to the Banks that sources of funds are and will remain available to repay in full the Bonds, none of the proceeds of the Tranche B Credit Loans may be used for investments in, or acquisitions of, Healthcare Assets. No proceeds of the Credit Loans may be utilized to repay any Indebtedness for borrowed money, including without limitation any of the Bonds, except as provided in subsection 2.6(d) hereof. For purposes of this Agreement, provided no Event of Default is continuing, all funds which under Section 2.6(d) may be reborrowed and used for repayment of the Bonds shall be deemed available for repayment of the Bonds. Furthermore, for purposes of this Agreement, provided that (i) Explorer Holdings, L.P. has purchased $100,000,000 of Series C Preferred Stock of Omega substantially on the terms set forth in the Investment Agreement, (ii) the Senior Notes have been paid in full, and (iii) Explorer Holdings, L.P. remains obligated to provide to Omega the Additional Equity Financing (as defined in the Investment Agreement), the Borrowers shall be deemed to have funds which are and will remain available to repay in full the Bonds.

               Section 2.10. Collateral.

               (a) In order to secure the due payment and performance by the Borrowers of the Obligations, on the Closing Date each of Omega, OHI, NRS, and Delta (collectively, the "Grantors") shall:

                    (i) Grant to the Agent for the ratable benefit of the Banks (and affiliates thereof in connection with Interest Rate Contracts) a Lien on such of its personal properties and assets, whether now owned or hereafter acquired, tangible and intangible, related to the Facilities identified on Schedule 2.10 hereto (as the same may be modified from time to time in accordance with the terms hereof) by the execution and delivery to the Agent of a Security Agreement in form and substance satisfactory to the Agent (the "Borrower Security Agreement");

                    (ii) Grant to the Agent for the ratable benefit of the Banks
                         (and  affiliates  thereof in  connection  with Interest
                         Rate Contracts) a Lien on such interests in real property related to the Facilities identified on
                         Schedule 2.10 hereto (as the same may be modified from time to time in accordance with the terms hereof), and all improvements now or hereafter located thereon, as the Agent shall require, by the execution and delivery to the Agent of mortgages, deeds of trust, or assignments of mortgages, in form and substance satisfactory to the Agent (individually, a "Borrower Mortgage" and collectively, the "Borrower Mortgages"); and

                    (iii)Execute  and  deliver  or  cause  to  be  executed  and delivered such other agreements, instruments and documents as the Agent may reasonably require in order to effect the purposes of the Borrower Security Agreement, the Borrower Mortgages, this Section 2.10 and this Agreement.

               (b) All of the agreements, instruments and documents provided for or referred to in this Section 2.10 are hereinafter sometimes referred to collectively as the "Security Documents".

               Section 2.11.  Minimum  Amounts of  Borrowings,  Conversions  and
                    Repayments.

     Except for borrowings, conversions and repayments that exhaust the full remaining amount of a Commitment (in the case of borrowings) or result in the conversion or repayment of all Loans of a particular Type (in the case of conversions or repayments) or conversions made pursuant to Section 2.20 or
Section 2.21 hereof, each borrowing from each Bank, each conversion of Loans of one Type into Loans of another Type and each repayment or prepayment of principal of Loans hereunder shall be in a minimum amount of One Million ($1,000,000) Dollars, in the case of Prime Rate Loans, and Three Million
($3,000,000) Dollars, in the case of LIBOR Loans, and in either case if in excess thereof, in integral multiples of One Hundred Thousand ($100,000) Dollars (borrowings, conversions and repayments of different Types of Loans at the same time hereunder to be deemed separate borrowings, conversions and repayments for purposes of the foregoing, one for each Type).

                    Section 2.12. Time and Method of Payments

     All payments of principal, interest, Fees and other amounts (including indemnities) payable by the Borrowers hereunder shall be made in Dollars, in immediately available funds, to the Agent at the Principal Office not later than 11:00 a.m., New York City time, on the date on which such payment shall become due (and the Agent or any Bank for whose account any such payment is to be made may, but shall not be obligated to, debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Borrowers, or any of them, with the Agent or such Bank, as the case may be). Additional provisions relating to payments are set forth in Section 10.3 hereof. Each payment received by the Agent hereunder for the account of a Bank shall be paid promptly to such Bank, in like funds, for the account of such Bank's Lending Office for the Loan in respect of which such payment is made.

               Section 2.13. Lending Offices

     The Loans of each Type made by each Bank shall be made and maintained at such Bank's applicable Lending Office for Loans of such Type.

               Section 2.14. Several Obligations

     The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve the other Banks of their respective obligations to make their Loans on such date, but no Bank shall be responsible for the failure of the other Banks to make Loans to be made by such other Banks.

                    Section 2.15. Pro Rata Treatment Among Banks.

     Except as otherwise provided herein: (a) each borrowing from the Banks under Section 2.1 hereof will be made from the Banks and each payment of each Fee (other than as set forth in subsection 2.8(a) hereof and the Agency Fee and the Arrangement Fee) shall be made for the account of the Banks pro rata according to the amount of their respective Commitments; (b) each partial reduction of the Revolving Credit Commitment shall be applied to the Commitments of the Banks pro rata according to each Bank's respective Commitment; (c) each payment and repayment of principal of or interest on Loans will be made to the Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Loans held by such Banks; and (d) each conversion of Loans of a particular Type shall be made pro rata among the Banks holding Loans of such type according to the respective principal amounts of such Loans held by such Banks.

                    Section 2.16. Non-Receipt of Funds by the Agent.

     Unless the Agent shall have been notified by a Bank or the Borrowers (the "Payor") prior to the date on which such Bank is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the Borrowers are to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, repay to the Agent the amount made available to it together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) when the recipient is a Bank, the Federal Funds Rate for such day, or (ii) when the recipient is a Borrower, the rate of interest applicable to such Loan.

           Section 2.17. Sharing of Payments and Set-Off Among Banks.

     The Borrowers hereby agree that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it at any of its offices against any principal of or interest on any of its Loans hereunder or any Fee payable to it, that is not paid when due (regardless of whether such balances are then due to the Borrowers), in which case it shall promptly notify the Borrowers and the Agent thereof, provided that its failure to give such notice shall not affect the validity thereof. If a Bank shall effect payment of any principal of or interest or Fee on Loans held by it under this Agreement through the exercise of any right of set-off, banker's lien, counterclaim or similar right, it shall promptly purchase from the other Banks participations in the Loans held by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such payment pro rata in accordance with the unpaid amount of principal and interest or Fee on the Loans held by each of them. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrowers agree that any Bank so purchasing a participation in the Loans held by the other Banks may, to the fullest extent permitted by law, exercise all rights of payment (including the rights of set-off, banker's lien, counterclaim or similar rights) with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrowers.

               Section 2.18. Conversion of Loans.

     The Borrowers shall have the right to convert Loans of one Type into Loans of another Type from time to time, provided that: (i) the Borrowers shall give the Agent notice of each such conversion as provided in Section 2.3 hereof; (ii) LIBOR Loans may be converted only on the last day of an Interest Period for such Loans; (iii) no LIBOR Loan shall be continued as or converted into another LIBOR Loan, or Prime Rate Loan converted into a LIBOR Loan for a new Interest Period, if the principal amount (determined as of the date of any proposed conversion or continuation thereof) of the aggregate Loans and the L/C Obligations outstanding after giving effect to such continuation or conversion would exceed the Total Revolving Commitment then in effect; and (iv) no Prime Rate Loan may be converted into a LIBOR Loan or LIBOR Loan continued as or converted into another LIBOR Loan if on the proposed date of conversion a Default or an Event of Default exists. The Agent shall use its best efforts to notify the Borrowers of the effectiveness of such conversion, and the new interest rate to which the converted Loans are subject, as soon as practicable after the conversion; provided, however, that any failure to give such notice shall not affect the Borrowers' obligations, or the Agent's or the Banks' rights and remedies, hereunder in any way whatsoever.

               Section 2.19. Additional Costs; Capital Requirements.

          (a) In the event that any existing or future law or regulation, guideline or interpretation thereof, by any court or administrative or governmental authority (foreign or domestic) charged with the administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against loan commitments or other obligations entered into by any Bank hereunder, and the result of any event referred to above is to impose upon any Bank or increase any capital requirement applicable as a result of the making or maintenance of such Bank's Commitment or the obligation of such Bank hereunder with respect to such Commitment or otherwise (which imposition of capital requirements may be determined by each Bank's reasonable allocation of the aggregate of such capital increases or impositions), then, upon demand made by such Bank as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrowers shall immediately pay to such Bank from time to time as specified by such Bank additional amounts which shall be sufficient to compensate such Bank for such imposition of or increase in capital requirements together with interest on each such amount from the date demanded until payment in full thereof at the Post-Default Rate. A certificate setting forth in reasonable detail the amount necessary to compensate such Bank as a result of an imposition of or increase in capital requirements submitted by such Bank to the Borrowers shall be conclusive, absent manifest error, as to the amount thereof. All references to any "Bank" shall be deemed to include any participant in such Bank's Commitment.

          (b) In the event that any Regulatory Change shall: (i) change the basis of taxation of any amounts payable to any Bank under this Agreement or the Notes in respect of any Loans including, without limitation, LIBOR Loans (other than taxes imposed on the overall net income of such Bank for any such Loans by the United States of America or the jurisdiction in which such Bank has its principal office); or (ii) impose or modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "LIBOR Base Rate" in
               Article 1 hereof); or (iii) impose any other conditions affecting this Agreement in respect of Loans or L/C's, including, without limitation, LIBOR Loans (or any of such extensions of credit, assets, deposits or liabilities); and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase such Bank's costs of making or maintaining any Loans or L/C's including, without limitation, LIBOR Loans, or its Commitment, or to reduce any amount receivable by such Bank hereunder in respect of its Commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "Additional Costs") in each case, only to the extent, with respect to LIBOR Loans, that such Additional Costs are not included in the LIBOR Base Rate applicable to LIBOR Loans, then, upon demand made by such Bank as promptly as practicable after it obtains knowledge that such a Regulatory Change exists and determines to make such demand (a copy of which demand shall be delivered to the Agent), the Borrowers shall pay to such Bank from time to time as specified by such Bank, additional amounts which shall be sufficient to compensate such Bank for such increased cost or reduction in amounts receivable by such Bank from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof at the Post-Default Rate. All references to any "Bank" shall be deemed to include any participant in such Bank's Commitment.

          (c)  Without  limiting the effect of the foregoing  provisions of this
               Section 2.19, in the event that, by reason of any Regulatory Change, any Bank either: (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes LIBOR Loans, or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Bank so elects by notice to the Borrowers (with a copy to the Agent), the obligation of such Bank to make, and to convert Loans of any other Type into, Loans of such Type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (and all Loans of such Type then outstanding shall be converted into Prime Rate Loans or into LIBOR Loans of another duration as the case may be, in accordance with Sections 2.18 and 2.22).

          (d) Determinations by any Bank for purposes of this Section 2.19 of the effect of any Regulatory Change on its costs of making or maintaining Loans or L/C's or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be set forth in writing in reasonable detail and shall be conclusive, absent manifest error.

                    Section 2.20. Limitation on Types of Loans.

     Anything herein to the contrary notwithstanding, if, on or prior to the determination of an interest rate for any LIBOR Loans for any Interest Period therefor, the Required Banks determine (which determination shall be conclusive):

          (a) by reason of any event affecting the money markets in the United States of America or the London interbank market, quotations of interest rates for the relevant deposits are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans under this Agreement; or

          (b) the rates of interest referred to in the definition of "LIBOR Base Rate" in Article 1 hereof upon the basis of which the rate of interest on any LIBOR Loans for such period is determined, do not accurately reflect the cost to the Banks of making or maintaining such Loans for such period;

then the Agent shall give the Borrowers and each Bank prompt notice thereof (and shall thereafter give the Borrowers and each Bank prompt notice of the cessation, if any, of such condition), and so long as such condition remains in effect, the Banks shall be under no obligation to make Loans of such Type or to convert Loans of any other Type into Loans of such Type and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type either repay such Loans in accordance with Section
2.6 hereof or convert such Loans into Loans of another Type.

                    Section 2.21. Illegality.

     Notwithstanding any other provision in this Agreement, in the event that it becomes unlawful for any Bank or its applicable Lending Office to: (a) honor its obligation to make any Type of LIBOR Loans hereunder, or (b) maintain any Type of LIBOR Loans hereunder, then such Bank shall promptly notify the Borrowers thereof (with a copy to the Agent), describing such illegality in reasonable detail (and shall thereafter promptly notify the Borrowers and the Agent of the cessation, if any, of such illegality), and such Bank's obligation to make such Type of LIBOR Loans and to convert Prime Rate Loans into LIBOR Loans hereunder shall, upon written notice given by such Bank to the Borrowers, be suspended until such time as such Bank may again make and maintain such type of LIBOR Loans and such Bank's outstanding LIBOR Loans of such Type shall be converted into Prime Rate Loans, in accordance with Sections 2.18 and 2.22 hereof.

          Section 2.22. Certain Conversions pursuant to Sections 2.19 and 2.21.

     If the Loans of any Bank of a particular Type (Loans of such Type are hereinafter referred to as "Affected Loans" and such Type is hereinafter referred to as the "Affected Type") are to be converted pursuant to Section 2.19 or 2.21 hereof, such Bank's Affected Loans shall be converted into Prime Rate Loans, or LIBOR Loans of another Type, as the case may be (the "New Type Loans"), on the last day(s) of the then current Interest Period(s) for the Affected Loans (or, in the case of a conversion required by subsection 2.19(b) or Section 2.21 hereof, on such earlier date as such Bank may specify to the Borrowers with a copy to the Agent) and, until such Bank gives notice as provided below that the circumstances specified in Section 2.19 or 2.21 hereof which gave rise to such conversion no longer exist:

          (a) to the extent that such Bank's Affected Loans have been so converted, all payments and repayments of principal which would otherwise be applied to such Affected Loans shall be applied instead to its New Type Loans;

          (b) all Loans which would otherwise be made by such Bank as Loans of the Affected Type shall be made instead as New Type Loans and all Loans of such Bank which would otherwise be converted into Loans of the Affected Type shall be converted instead into (or shall remain as) New Type Loans.

                    Section 2.23. Indemnification.

     The Borrowers shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall compensate such Bank for any loss (including loss of profit), cost or expense incurred by such Bank (as reasonably determined by such Bank) as a result of:

          (a) any payment or repayment or conversion of a LIBOR Loan held by such Bank on a date other than the last day of an Interest Period for such LIBOR Loan except pursuant to Sections 2.19 or 2.21 hereof; or

          (b) any failure by the Borrowers to borrow a LIBOR Loan held by such Bank on the date for such borrowing specified in the relevant Borrowing Notice under Section 2.3 hereof, or

          (c) any failure by the Borrowers to continue a LIBOR Loan after giving notice of continuation or to prepay a LIBOR Loan on the date specified in a notice of prepayment,

such compensation to include, without limitation, an amount equal to: (i) any loss or expense suffered by such Bank during the period from the date of receipt of such early payment or repayment or the date of such conversion to the last day of such Interest Period if the rate of interest obtainable by such Bank upon the redeployment of an amount of funds equal to such Bank's pro rata share of such payment, repayment or conversion or failure to borrow or convert or continue or prepay is less than the rate of interest applicable to such LIBOR Loan for such Interest Period, or (ii) any loss or expense suffered by such Bank in liquidating LIBOR deposits prior to maturity which correspond to such Bank's pro rata share of such payment, repayment, conversion, failure to borrow or failure to convert or failure to continue or failure to prepay. The determination by each such Bank of the amount of any such loss or expense, when set forth in a written notice to the Borrowers, containing such Bank's calculation thereof in reasonable detail, shall be presumed correct, in the absence of manifest error.

     Article 3. Representations and Warranties.

                  Each of the Borrowers hereby represents and warrants to the Banks and the Agent, and shall again represent and warrant to the Banks and the Agent on the Closing Date, that:

          Section 3.1. Organization.

          (a) Each Borrower is duly organized and validly existing under the laws of its state of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. Schedule 3.1 hereto accurately and completely lists, as to each Borrower: (i) the state of incorporation or organization of each such entity,
               (ii) as to each of them that is a corporation, the classes and number of authorized and outstanding shares of capital stock of each such corporation and, with respect to the Borrowers other than Omega, the owners of such outstanding shares of capital stock, (iii) as to each of them that is a legal entity other than a corporation (but not a natural person), the type and amount of equity interests authorized and outstanding of each such entity, and the owners of such equity interests, and (iv) the business in which each of such entities is engaged. All of the foregoing shares or other equity interests that are issued and outstanding have been duly and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 3.1, none of the Borrowers has any Subsidiary.

          (b) Each Borrower is in good standing in its state of organization and in each state in which it is qualified to do business. There are no jurisdictions other than as set forth on Schedule 3.1 hereto in which the character of the properties owned or proposed to be owned by each Borrower or in which the transaction of the business of each Borrower as now conducted or as proposed to be conducted requires or will require such Borrower to qualify to do business and as to which failure so to qualify could have a Material Adverse Effect on such Borrower.

               Section 3.2. Power, Authority, Consents.

     Each Borrower has the power to execute, deliver and perform the Loan Documents to be executed by it. Each Borrower has the power to borrow hereunder and has taken all necessary corporate action to authorize the borrowing hereunder on the terms and conditions of this Agreement. Each Borrower has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents to be executed by it. No consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by each Borrower or any other Loan Party, or the validity or enforcement of the Loan Documents or any Lien created and granted thereunder, except (i) to the extent that the failure to obtain such consent, waiver, license, certificate of need, approval, authorization or declaration could not in the aggregate have a Material Adverse Effect; or (ii) as set forth on
Schedule 3.2 hereto, each of which either has been duly and validly obtained on or prior to the date hereof and is now in full force and effect, or is designated on Schedule 3.2 as waived by the Required Banks.

               Section 3.3. No Violation of Law or Agreements.

     The execution and delivery by each Borrower of each Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of each Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which each Borrower is a party, or by which each Borrower is bound or any of their respective properties or assets is affected, except for such defaults and breaches which in the aggregate could not have a Material Adverse Effect on the Borrowers, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of each Borrower, except for the Liens created and granted pursuant to the Security Documents.

               Section 3.4. Due Execution, Validity, Enforceability.

     This Agreement has been, and each other Loan Document to which each Borrower is a party will be, duly executed and delivered by each Borrower that is a party thereto and each constitutes, or will on the Closing Date constitute, the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

               Section 3.5. Title to Properties, Priority of Liens.

     Each of the Borrowers has good and marketable title in fee simple to, or valid leasehold interests in, or valid mortgage liens on, all real property necessary or used in the ordinary course of its business, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. All of the properties and assets covered by a Security Document (other than those encumbered by a Mortgage in favor of one of the Borrowers) are owned by each of the Borrowers, as applicable, free and clear of any Lien of any nature whatsoever, except as provided for in the Security Documents, and as permitted by Section 7.2 hereof. The Liens that, simultaneously with the execution and delivery of this Agreement and the consummation of the initial Loans, have been created and granted by the Security Documents constitute valid perfected first Liens on the properties and assets covered by the Security Documents, subject to no prior or equal Lien except as permitted by Section 7.2 hereof.

               Section 3.6. Judgments, Actions, Proceedings.

     Except as set forth on Schedule 3.6 hereto, there are no outstanding judgments, actions or proceedings, including, without limitation, any Environmental Proceeding, pending before any court or governmental authority, bureau or agency, with respect to or, to the best of each Borrower's knowledge, threatened against or affecting such Borrower involving, (i) in the case of any court proceeding, a claim in excess of Two Million Five Hundred Thousand ($2,500,000) Dollars, and (ii) in the case of any outstanding judgments, in excess of One Million ($1,000,000) Dollars, nor, to the best of each Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding that is probable of assertion, nor are there any such actions or proceedings in which any Borrower is a plaintiff or complainant.

               Section 3.7. No Defaults, Compliance With Laws.

     Except as set forth on Schedule 3.7 hereto, none of the Borrowers is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which default could have a Material Adverse Effect on such Borrower. Each Borrower has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable provisions of the Americans with Disabilities Act (42 U.S.C. ss.12101-12213) and the regulations issued thereunder and all applicable Environmental Laws and Regulations, non-compliance with which could have a Material Adverse Effect on such Borrower.

               Section 3.8. Burdensome Documents.

     Except as set forth on Schedule 3.8 hereto, none of the Borrowers is, to the best of the Borrowers' knowledge, a party to or bound by, nor are any of the properties or assets owned by any of the Borrowers used in the conduct of their respective businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Liability, that materially and adversely affects their respective businesses, assets or conditions, financial or otherwise.

               Section 3.9. Financial Statements; Projections.

               (a) Each of the Financial Statements is complete and presents fairly the consolidated financial position of Omega as at its date, and has been prepared in accordance with generally accepted accounting principles. To the best of Omega's knowledge, except as set forth on Schedule 3.9 hereto, none of the Borrowers to which any of the Financial Statements relates, has any material obligation, liability or commitment, direct or contingent (including, without limitation, any Environmental Liability), that is not reflected in the Financial Statements which would be required to be so reflected in accordance with GAAP. There has been no material adverse change in the financial position or operations of any of the Borrowers since the date of the latest balance sheet included in the Financial Statements (the "Latest Balance Sheet"). Each Borrower's fiscal year is the twelve-month period ending on December 31 in each year.

               (b) The Projections have been prepared on the basis of the assumptions accompanying them and reflect as of the date thereof Omega's good faith projections, after reasonable analysis, of the matters set forth therein, based on such assumptions.

               Section 3.10. Tax Returns

     Omega and each of its Subsidiaries have filed all federal, state and local tax returns required to be filed by them and have not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof. Except to the extent that reserves therefor are reflected in the Financial
Statements: (i) there are no material federal, state or local tax liabilities of any of Omega or its Subsidiaries, due or to become due for any tax year ended on or prior to the date of the Latest Balance Sheet relating to such entity, whether incurred in respect of or measured by the income of such entity, that are not properly reflected in the Latest Balance Sheet relating to such entity, and (ii) there are no material claims pending or, to the knowledge of each of the Borrowers, proposed or threatened against such entity for past federal, state or local taxes, except those, if any, as to which proper reserves are reflected in the Financial Statements.

               Section 3.11. Intangible Assets

     Each Borrower possesses all patents, trademarks, service marks, trade names, and copyrights, and rights with respect to the foregoing, necessary to conduct its business as now conducted and as proposed to be conducted, without any conflict with the patents, trademarks, service marks, trade names, and copyrights and rights with respect to the foregoing, of any other Person.

               Section 3.12. Regulation U.

     No part of the proceeds received by any of the Borrowers from the Loans will be used directly or indirectly for: (a) any purpose other than as set forth in Section 2.9 hereof, or (b) the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness that was incurred for the purposes of purchasing or carrying, any "margin stock", as such term is defined in ss.221.3 of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, Part 221.

               Section 3.13. Name Changes, Mergers, Acquisitions.

               (a)  Except as set forth on  Schedule  3.13  hereto,  none of the
                    Borrowers has within the six-year period immediately preceding the date of this Agreement changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any Person.

               (b) To the best of the Borrowers' knowledge, no Collateral constituting personal property having an aggregate fair market value in excess of $50,000 covered by the Security Documents has, at any time during the four-month period immediately preceding the date hereof, been located anywhere other than at its location on the date hereof.

               Section 3.14. Full Disclosure.

     None of the Financial Statements, the Projections, nor any certificate, opinion, or any other statement made or furnished in writing to the Agent or any Bank by or on behalf of the Borrowers in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading, as of the date such statement was made. There is no fact known to any Borrower that has, or would in the now foreseeable future have, a Material Adverse Effect on such Borrower, which fact has not been set forth herein, in the Financial Statements, the Projections, or any certificate, opinion or other written statement so made or furnished to the Agent or the Banks.

               Section 3.15. Licenses and Approvals.

               (a) Each Borrower has all necessary licenses, permits and governmental authorizations, including, without limitation, licenses, permits and authorizations arising under or relating to Environmental Laws and Regulations, to own and operate its properties and to carry on its business as now conducted, except for licenses, permits and authorizations the absence of which would not have a Material Adverse Effect on the Borrowers on a consolidated basis.

               (b) To the best of Omega's knowledge, no violation exists of any applicable law pertaining to the ownership or operation of any Facility constituting the Collateral that would have a reasonable likelihood of leading to revocation of any license necessary for the operation of such Facility.

               Section 3.16. ERISA.

               (a) Except as set forth on Schedule 3.16 hereto, no Employee Benefit Plan is maintained or has ever been maintained by any Loan Party or any ERISA Affiliate, nor has any Loan Party or any ERISA Affiliate ever contributed to a Multiemployer Plan.

               (b) There are no agreements which will provide payments to any officer, employee, shareholder or highly compensated individual which will be "parachute payments" under 280G of the Code that are nondeductible to any Loan Party and which will be subject to tax under Section 4999 of the Code which could have a Material Adverse Effect on the Borrowers.

               Section 3.17. REIT Status.

     Omega currently has REIT Status and has maintained REIT Status on a continuous basis since its formation. None of the Subsidiaries of Omega currently has REIT Status, but each is designated as a qualified REIT subsidiary.

     Article 4. Conditions to the Loans and Letters of Credit.

               Section 4.1. Conditions to Initial Loan(s).

     The obligation of each Bank to make the initial Credit Loan to be made by it hereunder shall be subject to the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

               (a) Each Borrower shall have executed and delivered to each Bank its Tranche A Note and its Tranche B Note.

               (b)  Each of the Grantors shall have:

                    (i) executed and delivered to the Agent the Borrower Security Agreement;

                    (ii) duly  filed   appropriate   Uniform   Commercial   Code
                         financing statements in order to enable the Agent to perfect and preserve its security interest in the Collateral;

                    (iii)delivered to the Agent  acknowledgment  copies  thereof evidencing such filings;

                    (iv) delivered to the Agent:  (A) copies of  certificates of the issuing companies with respect to policies of insurance owned by the Operators covering or in any manner relating to the Collateral naming the Borrower, in its capacity as such, as additional insured as its interests may appear; and (B) evidence of the
                         Borrowers' and the Operators' liability insurance policies;

                    (v) executed and delivered to the Agent, the Borrower Mortgages to be executed by it, in proper form for recording, and delivered to the Agent such mortgagee title insurance policies, or commitments to issue such policies, issued by such title insurance companies, in such amounts and with only such exceptions, all as shall be required by and satisfactory to the Agent; and

                    (vi) otherwise  duly  complied  with  all of the  terms  and conditions of the Security Documents to be executed by it.

               (c) The Collateral covered by the Security Documents shall be the Eligible Healthcare Assets set forth on Schedule 2.10 (the "Initial Collateral"). In the event that the Appraised Value of the Initial Collateral is less than $262,500,000 additional Collateral consisting of Additional Eligible
                    Healthcare Assets shall be pledged to the Agent (the "Additional Collateral") such that after giving effect to such pledge, the Appraised Value of all Collateral pledged to the Agent pursuant to the Security Documents shall not be less than $262,500,000.

               (d) The Agent shall have received documentation in form and substance satisfactory to it that (i) Explorer Holdings, L.P. has purchased, or shall concurrently purchase, for $100,000,000 (the "Equity Contribution") Series C Preferred Stock of Omega, substantially on the terms set forth in the Investment Agreement, and the Senior Notes shall either have been, or shall concurrently be, paid in full or funds sufficient to pay the Senior Notes in full shall concurrently be deposited in escrow (in a manner and pursuant to documentation reasonably satisfactory to the Agent) and then utilized to repay the Senior Notes; and (ii) the Additional Equity Contribution shall be available to repay, at least five days prior to the required payment date, or earlier as required by the Equity Contribution Documents, the Debentures; it being expressly agreed that the Tranche B Credit Loans shall not be available for this purpose and that the Borrowers shall utilize the Additional Equity Contribution for such repayment in the event that the Borrowers do not have other sources available (except as provided in subsection 2.6(d) hereof).

               (e) The Agent and the Banks shall have received general releases from each Borrower in their favor and in form and substance satisfactory to the Agent and the Banks.

               (f) The Agent shall have conducted, at the Borrowers' expense, an Appraisal of all Eligible Healthcare Assets comprising the Initial Collateral and the Additional Collateral and the results thereof shall be satisfactory to the Agent and the Banks.

               (g) (i) The Borrowers shall have paid to the Agent, for the benefit of the Banks, the Origination Fee.

               (h) The Borrowers shall have paid to the Agent, the Agency Fee and the Arrangement Fee.

               (i) Counsel to the Borrowers shall have delivered its opinion to, and in form and substance satisfactory to, the Agent.

               (j) The Agent shall have received complete copies of the Financial Statements and the Projections, each certified as such in a certificate executed by an executive officer of Omega.

               (k)  The Agent shall have received copies of the following:

                    (i) All of the consents, approvals and waivers referred to on Schedule 3.2 hereto (except only those which, as stated on Schedule 3.2, shall not be delivered);

                    (ii) All of the  Mortgages  and the  Leases  covered  by the
                         Borrower Mortgages and such agreements and Leases covered by the other Security Documents as shall be specifically requested by the Agent;

                    (iii)The  certificates of  incorporation  or the articles or certificates of organization of each Borrower, certified by the Secretary of State of their respective states of incorporation or organization;

                    (iv) The by-laws,  operating  agreements or  regulations  or other similar documents of each Borrower, certified by their respective secretaries ;

                    (v) An incumbency certificate (with specimen signatures) with respect to each Borrower; and

                    (vi) Good  standing  certificates  as of dates not more than sixty (60) days prior to the date of the initial Loan, with respect to each Borrower, from the Secretary of State of their respective states of incorporation or organization and each state in which each of them is qualified to do business; and

                    (vii)All corporate  action taken by each of the Borrowers to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party and the transactions contemplated thereby, certified by their respective secretaries.

               (l) (i) Each of the Borrowers shall have complied and shall then be in compliance with all of the terms, covenants and conditions of this Agreement;

                    (ii) After giving  effect to the initial  Loan,  there shall exist no Default or Event of Default hereunder; and

                    (iii)The   representations   and  warranties   contained  in
                         Article 3 hereof shall be true and correct on the date hereof;

and the Agent shall have received a Compliance Certificate dated the date hereof certifying, inter alia, that the conditions set forth in this subsection 4.1(l) are satisfied on such date.

               (m) All legal matters incident to the initial Loans shall be satisfactory to counsel to the Agent.

               Section 4.2. Conditions to Subsequent Loans.

     The obligation of the Banks to make each Credit Loan subsequent to its initial Loan shall be subject to the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

               (a)  The  Agent  shall  have  received  a  Borrowing   Notice  in
                    accordance with Section 2.3 hereof.

               (b) The Agent shall have received a Compliance Certificate dated the date of such Loan and effective as of such date, and the matters certified therein, including, without limitation, the absence of any Default or Event of Default, shall be true as of such date.

               (c)  All  legal   matters   incident   to  such  Loan   shall  be
                    satisfactory to counsel for the Agent.

               Section 4.3. Conditions to Issuance of L/Cs.

     The obligation of the L/C Issuer to issue an L/C shall be subject to the fulfillment (to the satisfaction of the L/C Issuer) of (a) the conditions set forth in Section 4.1 hereof, and (b) the following additional conditions precedent:

               (a) The Borrower(s) shall have delivered to the L/C Issuer an Issuance Request pursuant to subsection 2.2(a)(iii) hereof, together with all other documents required to be delivered in connection therewith and all Applications, and the L/C Issuer shall have been paid any and all fees then due in connection therewith.

               (b) The Agent shall have received a Compliance Certificate dated the date of the issuance of the L/C Documents and effective as of such date, and the matters certified therein, including, without limitation, the absence of any Default or Event of Default, shall be true as of such date.

               (c) All legal matters incident to the L/C Documents shall be reasonably satisfactory to counsel for the Agent.



               Section 4.4. Termination of this Agreement.

     The Borrowers, the Banks and the Agent hereby acknowledge that:

               (a) the 1997 Loan Agreement will continue to remain in full force and effect until such time as all of the conditions precedent set forth in Section 4.1 hereof have been fulfilled in accordance with the terms thereof; and

               (b) in the event that any of the conditions precedent set forth in Section 4.1 hereof has not been waived or fulfilled in accordance with the terms thereof prior to August 15, 2000 or such later date to which all the parties hereto agree in writing, then (i) this Agreement shall terminate and the parties hereto shall be relieved of all further obligations hereunder, and (ii) the 1997 Loan Agreement shall continue to remain and full force and effect in accordance with its terms.

          Article  5.  Delivery  of  Financial  Reports,   Documents  and  Other
     Information

                  While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as any of the Borrowers are indebted to the Banks or the Agent and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, Omega shall deliver to each Bank:

               Section 5.1. Annual Financial Statements

     Annually, as soon as available, but in any event within ninety (90) days after the last day of each of its fiscal years, a consolidated and consolidating balance sheet of Omega and its Subsidiaries as at such last day of the fiscal year, and consolidated and consolidating statements of income and retained earnings and statements of cash flow, for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, and, as to the consolidated statements, certified without qualification by Ernst & Young or another nationally recognized independent public accounting firm or by any other certified public accounting firm satisfactory to the Agent, and certified, as to the consolidating statements, by the chief financial officer of Omega, as fairly presenting the financial position and results of operations of Omega and its Subsidiaries as at and for the year ending on its date and as having been prepared in accordance with GAAP; provided, however, that, Omega may satisfy its obligations to deliver the consolidated financial statements described in this Section 5.1 by furnishing to the Banks a copy of its annual report on Form 10-K in respect of such fiscal year together with the financial statements required to be attached thereto, provided Omega is required to file such annual report on Form 10-K with the Securities and Exchange Commission and such filing is actually made.

               Section 5.2. Quarterly Financial Statements.

     As soon as available, but in any event within forty-five (45) days after the end of each of Omega's fiscal quarters, a consolidated and consolidating balance sheet of Omega and the Subsidiaries as of the last day of such quarter and consolidated and consolidating statements of income and retained earnings and statements of cash flow, for such quarter, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of the chief financial officer of Omega as accurately presenting the financial position and the results of operations of Omega and its Subsidiaries as at its date and for such quarter and as having been prepared in accordance with GAAP (subject to year-end audit adjustments); provided, however, that, Omega may satisfy its obligations to deliver the consolidated financial statements described in this Section 5.2 by furnishing to the Banks a copy of its quarterly report on Form 10-Q in respect of such fiscal quarter together with the financial statements required to be attached thereto, provided Omega is required to file such quarterly report on Form 10-Q with the Securities and Exchange Commission and such filing is actually made.

               Section 5.3. Compliance Information.

     Promptly after a written request therefor, such other financial data or information evidencing compliance with the requirements of this Agreement, the Notes and the other Loan Documents, as any Bank may reasonably request from time to time.

               Section 5.4. No Default Certificate.

     At the same time as it delivers the financial statements required under the provisions of Sections 5.1 and 5.2 hereof, a certificate of the chief executive officer or chief financial officer of Omega to the effect that no Event of Default hereunder and that no default under any other material agreement to which any Borrower is a party or by which it is bound, or by which, to the best knowledge of Omega or any other Borrower, any of its properties or assets, taken as a whole, may be materially affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default or default, exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement. Such certificate shall be accompanied by a detailed calculation indicating compliance with the covenants contained in Section 6.9 hereof in the form annexed hereto as Exhibit C together with supporting documentation evidencing any pro forma adjustments.

               Section 5.5. Certificate of Accountants.

     At the same time as it delivers the financial statements required under the provisions of Section 5.1 hereof, a certificate of the independent certified public accountants of Omega addressed specifically to both Omega and the Agent to the effect that during the course of their audit of the operations of Omega and its Subsidiaries and its condition as of the end of the fiscal year, nothing has come to their attention which would indicate that a Default or an Event of Default hereunder has occurred or that there was any violation of the covenants of Omega and its Subsidiaries contained in Section 6.9 or Article 7 of this Agreement, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

               Section 5.6. Intentionally Omitted.

               Section 5.7. Business Plan and Budget.

     Not later than January 31st in each fiscal year, copies of Omega's business plan and budget for such fiscal year on a quarterly basis (together with a copy in writing of the assumptions on which such business plan and budget were based), each prepared by Omega's chief financial officer and illustrating the projected income statements, balance sheets and statements of changes in cash flow on a consolidated basis.

               Section 5.8. Quarterly Operator Reports.

                    (a) As soon as available after the end of each fiscal quarter of Omega, a copy of the quarterly report submitted by Omega to its Board of Directors with respect to the financial condition of Operators which quarterly report shall include a discussion of Operator performance and a summary of coverage and occupancy by each such Operator.

                    (b)  Such  other   information   regarding   the   financial
                         condition of the Operators as the Agent may from time to time reasonably request.

               Section 5.9. Accountants' Reports.

     Promptly upon receipt thereof, copies of all other reports submitted to Omega by its independent accountants in connection with any annual or interim audit or review of the books of Omega or its Subsidiaries made by such accountants.

               Section 5.10. Copies of Documents.

     Promptly upon their becoming available, copies of any: (i) financial statements, non-routine reports, notices (other than routine correspondence), requests for waivers and proxy statements, in each case, delivered by Omega or any other Borrower to any of their respective existing lending institutions or creditors; (ii) correspondence or notices received by Omega from any federal, state or local governmental authority that regulates the operations of Omega or any of its Subsidiaries, relating to an actual or threatened change or development that would be materially adverse to Omega and its Subsidiaries on a consolidated basis; (iii) registration statements and any amendments and supplements thereto, and any regular and periodic reports, if any, filed by Omega or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission; (iv) letters of comment or correspondence sent to Omega by any such securities exchange or such Commission in relation to Omega or any of its Subsidiaries and its affairs; (v) written reports submitted by Omega to its independent accountants in connection with any annual or interim audit of the books of Omega or its Subsidiaries made by such accountants; and (vi) any appraisals received by Omega or any of its Subsidiaries with respect to the Collateral during the term of this Agreement.

               Section 5.11. Notices of Defaults.

     Promptly, notice of the occurrence of any Default or Event of Default, or any event that would constitute or cause a Material Adverse Effect in the condition, financial or otherwise, or the operations of Omega and its Subsidiaries on a consolidated basis.

               Section 5.12. ERISA Notices and Requests.

                    (a) Concurrently with such filing, a copy of each Form 5500 that is filed with respect to each Plan with the IRS; and

                    (b) Promptly, upon their becoming available, copies of: (i) all correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Plan, relating to an actual or threatened change or development that would be materially adverse to the Borrower(s); (ii) all actuarial valuations received by the Borrower(s) with respect to any Plan; and (iii) any notices of Plan termination filed by any Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from the PBGC to the Borrower(s) with respect to the intent of the PBGC to institute involuntary termination proceedings.

               Section 5.13. Additional Information.

     Such other material additional information regarding the business, affairs and condition of the Borrowers as the Agent may from time to time reasonably request, including, without limitation, quarterly schedules, in form and substance satisfactory to the Agent, with respect to Omega on a consolidated basis, of recorded liabilities, unfunded commitments, contingent liabilities and other similar material items. In addition, the Borrowers shall notify the Agent in writing of any dividend policy revisions relating to Omega concurrently with public notice or disclosure thereof.

          Article 6. Affirmative Covenants.

                  While the Commitments are outstanding, and, in the event any Loan or L/C Obligation remains outstanding, so long as any Borrower is indebted to the Banks or the Agent, and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, each Borrower shall:

               Section 6.1. Books and Records.

     Keep proper books of record and account in a manner reasonably satisfactory to the Agent in which full and true entries shall be made of all dealings or transactions in relation to its business and activities.

               Section 6.2. Inspections and Audits; Appraisals.

                    (a) Permit the Banks to make or cause to be made (prior to an Event of Default, at the Banks' expense and after the occurrence of and during the continuance of an Event of Default, at the Borrowers' expense), inspections and audits of any books, records and papers of Omega or any other Borrower and to make extracts therefrom and copies thereof, or to make appraisals, inspections and examinations of any properties and facilities of Omega or any other Borrower on reasonable notice, at all such reasonable times and as often as any Bank may reasonably require, in order to assure that the Borrowers are and will be in compliance with their obligations under the Loan Documents or to evaluate the Banks' investment in the then outstanding Notes.

                    (b) Upon the occurrence of an Event of Default arising under Section 8.2 as a result of the Borrowers' failure to comply with Section 6.9, the Agent may, at the expense of the Borrowers, obtain an Appraisal with respect to each Facility included in the Collateral and, in the event that based on any such Appraisal, the LTV Ratio is greater than 0.667:1.00, the Borrowers shall within five (5) Business Days of any of the Borrowers obtaining knowledge thereof, prepay the Credit Loans or grant to the Agent for the ratable benefit of the Banks, in order to secure the Obligations, a valid perfected first Lien (subject to no prior or equal Lien except as permitted by this Agreement) on such additional or substituted Eligible Healthcare Assets pursuant to such documents and instruments as shall be satisfactory in form and substance to the Agent, such that after giving effect to such prepayment or such grant, the LTV Ratio shall again be equal to or less than 0.667:1.000.

               Section 6.3. Maintenance and Repairs.

     Cause to be maintained in good repair, working order and condition, subject to normal wear and tear, all material properties and assets from time to time owned by Omega or any other Borrower and used in or necessary for the operation of its businesses, and make or cause to be made all reasonable repairs, replacements, additions and improvements thereto.

               Section 6.4. Continuance of Business.

     Do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect the corporate existence of Omega and each other Borrower and all permits, rights and privileges necessary for the proper conduct of its business, and continue to engage in the same line of business and comply in all material respects with all applicable laws, regulations and orders.

               Section 6.5. Copies of Corporate Documents.

     Subject to the prohibitions set forth in Section 7.6 hereof, promptly deliver to the Agent copies of any amendments or modifications to the certificate of incorporation and by-laws of Omega and each other Borrower, certified with respect to the certificate of incorporation by the Secretary of State of its state of incorporation and, with respect to the by-laws, by the secretary or assistant secretary of such corporation.

               Section 6.6. Perform Obligations.

     Pay and discharge all of the obligations and liabilities of Omega and each other Borrower, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by Omega or any other Borrower, as applicable, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien against any of its properties.

               Section 6.7. Notice of Litigation.

     Promptly notify the Agent in writing of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Five Million ($5,000,000) Dollars, affecting Omega or any other Borrower whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

               Section 6.8. Insurance.

                    (a) (i) Maintain with responsible insurance companies acceptable to the Agent such insurance on such of the properties of Omega and each other Borrower, in such amounts and against such risks as is customarily maintained by similar businesses and cause each Operator to do so; (ii) file with the Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; and (iii) within ten (10) days after notice in writing from the Agent, obtain such additional insurance as the Agent may reasonably request; and

                    (b) Carry all insurance available through the PBGC or any private insurance companies covering its obligations to the PBGC.

               Section 6.9. Financial Covenants.

                    (a) Have or maintain, with respect to Omega, on a consolidated basis, as at the last day of each fiscal quarter of Omega, a ratio of Indebtedness to Tangible Net Worth of not more than 1.50:1.00.

                    (b) Have or maintain, with respect to Omega, on a consolidated basis, as at the last day of each fiscal quarter of Omega, Tangible Net Worth (after the Initial Equity Contribution of $100,000,000) of not less than $445,000,000, plus 50% of (i) the Net Issuance Proceeds received by Omega (or any of its Subsidiaries) in connection with the issuance of any equity interest in Omega (or any of its Subsidiaries) other than any such equity interests issued in connection with the Initial Equity Contribution and any dividend reinvestment program(s), and (ii) the value (determined in accordance with GAAP) of any capital stock by Omega issued upon the conversion of convertible Indebtedness.

                    (c) Have or maintain, with respect to Omega, on a consolidated basis, as at the last day of each fiscal quarter of Omega, Interest Coverage of not less than 200%.

                    (d) Omega, on a consolidated basis, shall not incur a Net Loss in any fiscal year commencing with the fiscal year ending December 31, 2001.

                    (e) Have or maintain as at the last day of each fiscal quarter of Omega, Omega's Fixed Coverage Ratio of not less than 1.00:1.00.

                    (f) Have or maintain as at the last day of each fiscal quarter of Omega, a Leverage Ratio of not greater than 5.00:1.00.

                    (g) Have or maintain Collateral Coverage with respect to the Facilities comprising the Collateral of at least 1.40:1.00 at all times.


               Section 6.10. Notice of Certain Events

                    (a) Promptly notify the Agent in writing of the occurrence of any Reportable Event, as defined in Section 4043 of ERISA, if a notice of such Reportable Event is required under ERISA to be delivered to the PBGC within 30 days after the occurrence thereof, together with a description of such Reportable Event and a statement of the action the Borrower(s) or the ERISA Affiliate intends to take with respect thereto, together with a copy of the notice thereof given to the PBGC.

                    (b) Promptly notify the Agent in writing if the Borrower(s) or ERISA Affiliate receives an assessment of withdrawal liability in connection with a complete or partial withdrawal with respect to any Multiemployer Plan, together with a statement of the action that such Borrower(s) or ERISA Affiliate intends to take with respect thereto.

                    (c) Promptly notify the Agent in writing if any Borrower receives: (i) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against such Borrower alleging violations of any Environmental Law and Regulation, or (ii) any notice from any governmental body or any other Person alleging that such Borrower is or may be subject to any Environmental Liability; and promptly upon receipt thereof, provide the Agent with a copy of such notice together with a statement of the action such Borrower intends to take with respect thereto.

               Section 6.11. Comply with ERISA

     Materially comply with all applicable provisions of ERISA and the Code now or hereafter in effect.

               Section 6.12. Environmental Compliance.

     Operate all property owned, operated or leased by it in compliance with all Environmental Laws and Regulations, such that no Environmental Liability arises under any Environmental Laws and Regulations, which would result in a Lien on any property of any Borrower.

               Section 6.13. Maintenance of REIT Status.

     Maintain its REIT Status.

          Article 7. Negative Covenants.

     While the Commitments are outstanding, and, in the event any Loan or L/C Obligation remains outstanding, so long as any Borrower is indebted to the Banks or the Agent and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, none of the Borrowers shall do, agree to do, or permit to be done, any of the following:



               Section 7.1. Indebtedness.

                           Create,  incur,  permit to exist or have  outstanding
any Indebtedness, except:

                    (a) Indebtedness of the Borrowers to the Banks and the Agent under this Agreement and the Notes;

                    (b) Taxes, assessments and governmental charges, non-interest bearing accounts payable and accrued liabilities, in any case not more than 90 days past due from the original due date thereof, and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business;

                    (c) Indebtedness secured by the security interests referred to in subsection 7.2(b) hereof;

                    (d)  Indebtedness   consisting  of  contingent   obligations
                         permitted by Section 7.3 hereof;

                    (e)  As set forth on Schedule 7.1 hereto; and

                    (f) Indebtedness, the terms of which shall not require any principal payments thereon prior to the Revolving Credit Commitment Termination Date.

               Section 7.2. Liens.

     Create, or assume or permit to exist, any Lien on any of the properties or assets of Omega or any other Borrower, whether now owned or hereafter acquired, except:

                    (a)  Permitted Liens;

                    (b) Purchase money Liens on Property acquired or held by Omega or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such Property; provided, that (i) any such Lien attaches to such Property concurrently with or within twenty (20) days after the acquisition thereof,
                         (ii) such Lien attaches solely to the Property so acquired in such transaction, and (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such Property;

                    (c) Liens on assets securing Indebtedness permitted under subsection 7.1(e) hereof; and

                    (d)  As set forth on Schedule 7.2 hereto.

               Section 7.3. Guaranties.

     Assume, endorse, be or become liable for, or guarantee, the obligations of any Person, except (i) by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (ii) if, after giving effect to the proposed guarantee, the aggregate amount of all obligations guaranteed by the Borrowers, or any of them, would not exceed Two Million ($2,000,000) Dollars, (iii) guarantees made in the ordinary course of business by Omega of obligations of any of the Borrowers, provided those obligations are otherwise permitted under this Agreement, and (iv) as set forth on Schedule 7.1 hereto. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness.

               Section 7.4. Mergers, Acquisitions.

     Except as expressly permitted by this Agreement, merge or consolidate with any Person, or, acquire all or substantially all of the assets or any of the capital stock of any Person unless (a) Omega is the surviving entity, (b) no Default or Event of Default exists or will occur after giving effect thereto, and (c) the consideration paid in connection with any such merger or acquisition does not exceed an amount equal to twenty-five (25%) percent of Healthcare Assets as at the date of the consummation of such transaction, prior to giving effect to such transaction.

               Section 7.5. Redemptions; Distributions.

               (a) Purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of Omega or any Subsidiary now or hereafter outstanding or set apart any sum for any such purpose; unless (i) the Bonds have been paid in full or the Required Banks are satisfied that sources of funds are and will remain available to repay the Bonds in full, and (ii) after giving effect thereto (A) no Event of Default shall exist, (B) there shall be not less than $15,000,000 available under the Revolving Credit Commitment; and (C) the aggregate amount of all such purchases, redemptions and payments shall be less than $15,000,000; or

               (b) Declare or pay any dividends or make any distribution of any kind on Omega's outstanding stock, or set aside any sum for any such purpose, except that:

                    (i) Omega may declare and make dividend payments or other distributions payable solely in its common stock;

                    (ii) if no Default or Event of Default  exists or will occur after giving effect thereto, Omega may declare and pay cash dividends in any fiscal quarter in an amount, when added to the cash dividends paid with respect to the three (3) immediately preceding fiscal quarters, that does not exceed ninety-five (95%) percent of EBITDA (which shall be calculated without adding back interest expense for the purpose hereof) for those four (4) fiscal quarters calculated on a rolling four-quarter basis; and

                    (iii)If a Default or Event of Default  exists or would occur after giving effect thereto, Omega may declare and pay dividends in any fiscal quarter in the minimum amount necessary to maintain its REIT status.

               Section 7.6. Changes in Structure.

     Except for supplemental issuance of Omega's authorized common stock and preferred stock and as otherwise expressly permitted under Sections 7.5 and 7.8, make any changes in the equity capital structure of Omega or any other Borrower, or amend its certificate of incorporation or by-laws in a manner which would be reasonably likely to cause a Material Adverse Effect.

               Section 7.7. Disposition of Assets.

     Make any Disposition of Property, or enter into any agreement to do so, unless (a) the Disposition is at fair market value, and (b) at the time of the Disposition, and after giving effect thereto, no Event of Default exists or would exist.

               Section 7.8. Investments.

     Make, or suffer to exist, any Investment in any Person, including, without limitation, any shareholder, director, officer or employee of Omega or any of its Subsidiaries, except:

               (a)  Investments in:

                    (i) obligations issued or guaranteed by the United States of America;

                    (ii) certificates of deposit,  bankers acceptances and other
                         "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

                    (iii)open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency;

                    (iv) repurchase  agreements  entered  into  with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations; and

                    (v) shares of "money market funds", each having net assets of not less than $100,000,000;

     in each case maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof.

               (b) The acquisition by Omega and its Subsidiaries, on a consolidated basis, of Healthcare Assets consisting of Facilities and Mortgages which do not exceed twenty-five (25%) percent of Healthcare Assets in any single transaction or series of related transactions as at any date of determination thereof, prior to giving effect to any such acquisition.

               (c) Investments for working capital purposes in Subsidiaries that are operating one or more Facilities as a consequence of a foreclosure, deed-in-lieu of foreclosure, termination of a lease or similar event, such investments of working capital to be limited to the amounts reasonably necessary to maintain the Facilities in compliance with all applicable laws and to maintain the Facilities' eligibility for reimbursement as a provider of health care services under the Medicare and Medicaid programs or any equivalent government insurance program that is a successor thereto.

               (d) (i) Investments in subsidiaries in an amount equal to that amount, if any, by which One Hundred Million ($100,000,000) Dollars exceeds the portion of the "Liquidity Commitment" (as defined in the Investment Agreement) actually funded and applied to pay the Debentures, provided such Investments may only be made from and after the payment in full of the Debentures or, if prior to the payment in full of the Debentures, upon satisfaction to the Banks that sources of funds are and will remain available to repay in full the Debentures, and (ii) Investments in Subsidiaries in an amount not to exceed Two Hundred Fifty Million ($250,000,000) in the aggregate, in each case, such subsidiaries or Subsidiaries established for the purpose of acquiring Facilities leased to one or more operators or making loans to operators secured by mortgages in favor of such subsidiaries or Subsidiaries, as the case may be; provided, however, that in no event shall the aggregate amount of Investments made under this subsection 7.8(d) exceed $250,000,0000.

               (e) In addition to other Investments permitted by this Section 7.8, other Investments by Omega on a consolidated basis, which do not exceed Twenty-Five Million ($25,000,000) Dollars in the aggregate at any time.

               (f)  As set forth on Schedule 7.8 hereto.

For purposes of this Section 7.8, "Investments" shall mean, by any Person:

                    (i) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; and

                    (ii) the amount of any advance,  loan or extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person, and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.

               Section 7.9. Fiscal Year.

                           Change its fiscal year.

               Section 7.10. ERISA Obligations.

     Permit the establishment of any Employee Benefit Plan or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Loan Party or increase the obligation for post-retirement welfare benefits of any Loan Party which liability or increase, individually or together with all similar liabilities and increases, has a Material Adverse Effect on any Loan Party.

               Section 7.11. Capital Expenditures.

     Except as otherwise permitted under this Agreement, make or be or become obligated to make Capital Expenditures for corporate purposes of the Borrowers in the aggregate for the Borrowers on a consolidated basis, during each fiscal year of the Borrowers, in excess of Two Hundred Fifty Thousand ($250,000) Dollars.

               Section 7.12. Use of Cash.

     Use, or permit to be used, in any manner or to any extent, each Borrower's Cash from operations for the benefit of any Person, except: (a) in connection with the payment or prepayment of expenses (other than Capital Expenditures) directly incurred for the benefit of each Borrower in the maintenance and operation of its business, in each case only in the ordinary course of its business, (b) for the payment of scheduled, required payments of principal and interest on Indebtedness of each Borrower permitted to exist hereunder, (c) payments or prepayments of (i) Indebtedness for borrowed money permitted to exist hereunder provided the final maturity of such Indebtedness is not later than the Revolving Credit Commitment Termination Date; and (ii) any loan or loans made by The Provident Bank pursuant to a Loan Agreement dated March 31, 1999 between Omega and The Provident Bank, as the same has been or may be amended from time to time during the term of this Agreement, and (c) for uses that are otherwise specifically permitted by this Agreement.

               Section 7.13. Transactions with Affiliates.

     Except as expressly  permitted by this  Agreement,  directly or indirectly:
(a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of any
Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided, however, that: (i) payments on
Investments expressly permitted by Section 7.8 hereof may be made, (ii) any Affiliate who is a natural person may serve as an employee or director of Omega or any Subsidiary and receive reasonable compensation for his services in such capacity, and (iii) any Borrower may enter into any transaction with an Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to such Borrower as the monetary or business consideration that would obtain in a comparable arm's length transaction with a Person not an Affiliate.



               Section 7.14. Hazardous Material.

     Cause or permit: (i) any Hazardous Material to be placed, held, located or disposed of, on, under or at any Facility or any part thereof, except for such Hazardous Materials that are necessary for Omega's or any Subsidiary's or any Operator's operation of its business thereon and which shall be used, stored, treated and disposed of in compliance with all applicable Environmental Laws and Regulations or (ii) such Facility or any part thereof to be used as a collection, storage, treatment or disposal site for any Hazardous Material. Omega and each Subsidiary acknowledges and agrees that the Agent and the Banks shall have no liability or responsibility for either:

                    (i) damage, loss or injury to human health, the environment or natural resources caused by the presence, disposal, release or threatened release of Hazardous Materials on any part of such Facility; or

                    (ii) abatement and/or clean-up required under any applicable
                         Environmental Laws and Regulations for a release, threatened release or disposal of any Hazardous Materials located at any Facility or used by or in connection with the Omega's or any Subsidiary's or any Operator's business.

               Section 7.15. Interest Rate Protection.

     Permit more than twenty-five (25%) percent of Indebtedness (other than outstanding Credit Loans), on a consolidated basis, to bear interest at other than fixed rates; provided, however, that if and to the extent that any such Indebtedness is subject to an Interest Rate Contract, such Indebtedness shall be deemed to bear interest at a fixed rate.

               Section 7.16. Double Negative Pledge.

     Enter into any agreement which prohibits or limits the ability of Omega to create, incur, assume or suffer to exist any Lien upon any of the issued and outstanding capital stock of the other Grantors.

          Article 8. Events of Default.

     If any one or more of the following events ("Events of Default") shall occur and be continuing, the Commitments shall terminate and the entire unpaid balance of the principal of and interest on the Notes outstanding and all other obligations and Indebtedness of each of the Borrowers to the Banks and the Agent arising hereunder and under the other Loan Documents shall immediately become due and payable upon written notice to that effect given to each Borrower by the Agent (except that in the case of the occurrence of any Event of Default described in Section 8.6 no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by each Borrower:

                    Section 8.1. Payments.

     Failure by any Borrower to make any payment or mandatory repayment of principal or interest upon any Note or to make any payment of any Fee when due; or

                    Section 8.2. Certain Covenants.

     Failure by any Borrower to perform or observe any of the agreements of a Borrower contained in Section 6.9 or Article 7 hereof; or

                    Section 8.3. Other Covenants.

     Failure by any Borrower to perform or observe any other term, condition or covenant of this Agreement or of any of the other Loan Documents to which it is a party, which shall remain unremedied for a period of thirty (30) days after notice thereof shall have been given to such Borrower by the Agent; or

               Section 8.4. Other Defaults.

               (a) Failure by any Borrower to perform or observe any term, condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or similar instrument to which it is a party or by which it is bound, or by which any of its properties or assets may be affected including, without limitation, any of the subordinated notes or other agreements or evidences of Indebtedness covered by any Subordination Agreement (a "Debt Instrument"), so that, as a result of any such failure to perform, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

               (b) Any event or condition referred to in any Debt Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

               (c)  Failure to pay any  Indebtedness  for borrowed  money due at
                    final   maturity  or  pursuant  to  demand  under  any  Debt
                    Instrument;

provided, however, that the provisions of this Section 8.4 shall not be applicable to any Debt Instrument that on the date this Section 8.4 would otherwise be applicable thereto, relates to or evidences Indebtedness in a principal amount of less than $5,000,000; or

               Section 8.5. Representations and Warranties.

     Any representation or warranty made in writing to the Banks or the Agent in any of the Loan Documents or in connection with the making of the Loans, or any certificate, statement or report made or delivered in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered, which in any event results in a Material Adverse Effect; or

               Section 8.6. Bankruptcy.

               (a) Any Borrower shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or any Borrower shall take any corporate action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, that remains undismissed for a period of thirty (30) days or more; or any order for relief shall be entered in any such proceeding; or any Borrower by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or

               (b) Any Borrower shall generally not pay its debts as such debts become due; or

               (c) Any Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property that may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint that is not vacated within thirty (30) days from the date thereof; or

               Section 8.7. Judgments.

     Any judgment against any Borrower or any attachment, levy or execution against any of its properties for any amount in excess of $2,500,000 shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

               Section 8.8. ERISA.

               (a) The termination of any Plan or the institution by the PBGC of proceedings for the involuntary termination of any Plan, in either case, by reason of, or that results or could result in, a "material accumulated funding deficiency" under
                    Section 412 of the Code; or

               (b) Failure by any Borrower to make required contributions, in accordance with the applicable provisions of ERISA, to each of the Plans hereafter established or assumed by it; or

               Section 8.9. Material Adverse Effect.

                    There shall occur a Material Adverse Effect; or

               Section 8.10. Ownership.

               (a) Any Person, or a group of related Persons, other than Explorer Holdings, L.P., or any successor or assign thereof, shall acquire (i) beneficial ownership in excess of 25% of the outstanding stock of Omega or other voting interest having ordinary voting powers to elect a majority of the directors, managers or trustees of Omega (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) or (ii) all or substantially all of the Investments of Omega, or (b) a majority of the Board of Directors of Omega, at any time, shall be composed of Persons other than (i) Persons who were members of the Board of Directors on the date of this Agreement, or (ii) Persons who subsequently become members of the Board of Directors on the date of this Agreement, or (iii) Persons who subsequently become members of the Board of Directors and who either (x) are appointed or recommended for election with the affirmative vote of a majority of the directors in office as of the date of this Agreement or (y) are appointed or recommended for election with the affirmative vote of a majority of the Board of Directors of Omega then in office; or

               Section 8.11. REIT Status, Etc.

     Omega shall at any time fail to maintain its REIT Status, or Omega or any other Borrower shall lose, through suspension, termination, impoundment, revocation, failure to renew or otherwise, any license or permit if such loss could result in a Material Adverse Effect on Omega and its Subsidiaries on a consolidated basis; or

               Section 8.12. Environmental.

     Omega or any of its Facilities shall become subject to one or more liens for costs or damages in excess of $5,000,000 individually or in the aggregate under any Environmental Laws and Regulations and such liens shall remain in place for 30 days after the creation thereof; or

               Section 8.13. Default by Operator.

     Ninety (90) days after the occurrence of any default by an Operator in the payment of amounts which are due and owing under any lease, note, mortgage or deed of trust (or related security documents) between an Operator and any Borrower or any other event of default by an Operator under the applicable lease, note, mortgage or deed of trust (or related security document) as a result of which such Borrower accelerates the obligations of such Operator, with respect in each case to an Operator whose aggregate Lease Rental Expense and/or Mortgage Expense accounts for 15% or more of the aggregate amount of all Lease Rental Expense and/or Mortgage Expense owing to the Borrowers from all Operators; or

               Section 8.14. Liens.

     Any of the Liens created and granted to the Agent for the ratable benefit of the Banks under the Security Documents shall fail to be valid, first, perfected Liens, subject to no prior or equal Lien, except as permitted by
Section 7.2 hereof, other than as a result of the Agent's failure to record and/or file where and/or when appropriate (based on the Borrowers' representations) the Security Documents and any required continuation statements.


     Article 9. The Agent.

               Section 9.1. Appointment, Powers and Immunities.

     Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents and shall not be a trustee for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or the other Loan Documents in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or the other Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or any other document referred to or provided for herein or therein or for the collectibility of the Loans or for the validity, effectiveness or value of any interest or security covered by the Security Documents or for the value of any Collateral or for the validity or effectiveness of any assignment, mortgage, pledge, security agreement, financing statement, document or instrument, or for the filing, recording, re-filing, continuing or re-recording of any thereof or for any failure by any Borrower to perform any of its obligations hereunder or under the other Loan Documents. The Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or the other Loan Documents or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

               Section 9.2. Reliance by Agent.

     The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or the other Loan Documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or the other Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

               Section 9.3. Events of Default.

     The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a

Default, the Agent shall give notice thereof to the Banks (and shall give each Bank notice of each such non-payment). The Agent shall (subject to Section 9.7 hereof) take such action with respect to such Default as shall be directed by the Required Banks.

               Section 9.4. Rights as a Bank.

     With respect to its Commitment and the Loans made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent, in its individual capacity, and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with each Borrower or its Affiliates, as if it were not acting as the Agent, and the Agent may accept fees and other consideration from each Borrower or its Affiliates, for services in connection with this Agreement or any of the other Loan Documents or otherwise without having to account for the same to the Banks.

               Section 9.5. Indemnification.

     The Banks shall indemnify the Agent (to the extent not reimbursed by each Borrower under Sections 10.1 and 10.2 hereof), ratably in accordance with the aggregate principal amount of the Loans made by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any other documents contemplated by or referred to herein or therein or the transactions contemplated by or referred to herein or therein or the transactions contemplated hereby and thereby (including, without limitation, the costs and expenses that each Borrower is obligated to pay under Sections 10.1 and 10.2 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder or under the Security Documents) or the enforcement of any of the terms hereof or of the Security Documents, or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

               Section 9.6. Non-Reliance on Agent and other Banks.

     Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of each Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by each Borrower of this Agreement or the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of each Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of each Borrower, that may come into the possession of the Agent or any of its Affiliates.

               Section 9.7. Failure to Act.

     Except for action expressly required of the Agent hereunder, or under the Security Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder or thereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

               Section 9.8. Resignation or Removal of Agent.

     Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving not less than 10 days' prior written notice thereof to the Banks and each Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, after consultation with each Borrower, appoint a successor Agent which shall be a bank that has an office in New York, New York with a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder or under the Security Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the Security Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

               Section 9.9. Sharing of Payments.

               (a)  Prior to any  acceleration by the Agent and the Banks of the
                    Obligations:

                    (i) in the event that any Bank shall obtain payment in respect of a Note, or interest thereon, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against each Borrower or otherwise, in a greater proportion than any such payment obtained by any other Bank in respect of the corresponding Note held by it, then the Bank so receiving such greater proportionate payment shall purchase for cash from the other Bank or Banks such portion of each such other Bank's or Banks' Loan as shall be necessary to cause such Bank receiving the proportionate overpayment to share the excess payment with each Bank; and

                    (ii) in the event  that any Bank  shall  obtain  payment  in respect of any Interest Rate Contract to which such Bank is a party, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against each Borrower or otherwise, such Bank shall be permitted to retain the full amount of such payment and shall not be required to share such payment with any other Bank.

               (b) Upon or following any acceleration by the Agent and the Banks of the Obligations, in the event that any Bank shall obtain payment in respect of a Note, or interest or Fees thereon, or in respect of an Interest Rate Contract to which such Bank is a party, or receive any Collateral or proceeds thereof with respect to any Note or any Interest Rate Contract to which it is a party, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against each Borrower or otherwise, in a greater proportion than any such payment obtained by any other Bank in respect of the aggregate amount of the corresponding Note held by such Bank and any Interest Rate Contract to which such Bank is a party, then the Bank so receiving such greater proportionate payment or such greater proportionate amount of Collateral, shall purchase for cash from the other Bank or Banks such portion of each such other Bank's or Banks' Loan, or shall provide the other Banks with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such Bank receiving the proportionate overpayment to share the excess payment or benefits of such Collateral or proceeds ratably with each Bank. For the purposes of this subsection 9.9(b), payments on Notes received by each Bank and receipt of Collateral by each Bank shall be in the same proportion as the proportion of: (A) the sum of: (x) the Obligations owing to such Bank in respect of the Note held by such Bank, plus (y) the Obligations owing to such Bank in respect of Interest Rate Contracts to which such Bank is party, if any, to (B) the sum of: (x) the Obligations owing to all of the Banks in respect of all of the Notes, plus (y) the Obligations owing to all of the Banks in respect of all Interest Rate Contracts to which any Bank is a party; provided, however, that, with respect to subsections 9.9(a)(i) and (b) above, if all or any portion of such excess payment or benefits is thereafter recovered from the Bank that received the proportionate overpayment, such purchase of Loans or payment of benefits, as the case may be, shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest unless the Bank from which such payment is recovered is required to pay interest thereon, in which case each Bank returning funds to such Bank shall pay its pro rata share of such interest.

     Article 10. Miscellaneous Provisions.

               Section 10.1. Fees and Expenses; Indemnity.

     The Borrowers will promptly pay all costs of the Agent in preparing the Loan Documents and all costs and expenses of the issue of the Notes and of each Borrower's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with (including, without limitation, the reasonable fees of any consultants to the Agent and the Banks, and all costs of filing or recording any assignments, mortgages, financing statements and other documents and all appraisal and environmental review fees and expenses), and the reasonable fees and expenses and disbursements of counsel to the Agent in connection with the preparation, execution and delivery, administration, interpretation and enforcement of this Agreement, the other Loan Documents and all other agreements, instruments and documents relating to this transaction, the consummation of the transactions contemplated by all such documents, the preservation of all rights of the Banks and the Agent, the negotiation, preparation, execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document (or any such instrument that is proposed but not executed and delivered) and with any claim or action threatened, made or brought against any of the Banks or the Agent arising out of or relating to any extent to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby (other than a claim or action resulting from the gross negligence, willful misconduct, or intentional violation of law by the Agent and or the
Banks). In addition, the Borrowers will promptly pay all costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by each Bank in connection with its enforcement of the payment of the Notes held by it or any other sum due to it under this Agreement or any of the other Loan Documents or any of its other rights hereunder or thereunder. In addition to the foregoing, the Borrowers shall indemnify each Bank and the Agent and each of their respective directors, officers, employees, attorneys, agents and Affiliates against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loans and any and all transactions related to or consummated in connection with the Loans (other than as a result of the gross negligence, willful misconduct or intentional violation of law by the party seeking indemnification), including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or incurred by any Bank or the Agent or any of their respective directors, officers, employees, attorneys, agents or Affiliates arising out of or related to any Environmental Liability or Environmental Proceeding, or in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise against the Agent, the Banks or any of their officers, directors, affiliates, agents or Affiliates, that is alleged to arise out of or is based upon: (i) any untrue statement or alleged untrue statement of any material fact of any Borrower and its affiliates in any document or schedule filed with the Securities and Exchange Commission or any other governmental body; (ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading; (iii) any acts, practices or omission or alleged acts, practices or omissions of any Borrower or its agents related to the making of any acquisition, purchase of shares or assets pursuant thereto, financing of such purchases or the consummation of any other transactions contemplated by any such acquisitions that are alleged to be in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable to the making of any such acquisition, the purchase of shares or assets pursuant thereto, the financing of such purchases or the consummation of the other transactions contemplated by any such acquisition; or (iv) any withdrawals, termination or cancellation of any such proposed acquisition for any reason whatsoever. The indemnity set forth herein shall be in addition to any other obligations or liabilities of any Borrower to the Agent and the Banks hereunder or at common law or otherwise. The provisions of this Section 10.1 shall survive the payment of the Notes and the termination of this Agreement.

               Section 10.2. Taxes.

     If, under any law in effect on the date of the closing of any Loan hereunder, or under any retroactive provision of any law subsequently enacted, it shall be determined that any Federal, state or local tax is payable in respect  of the  issuance  of any  Note,  or in  connection  with the  filing or recording of any assignments, mortgages, financing statements, or other documents (whether measured by the amount of Indebtedness secured or otherwise) as contemplated by this Agreement, then each Borrower will pay any such tax and all interest and penalties, if any, and will indemnify the Banks and the Agent against and save each of them harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax. If any such tax or taxes shall be assessed or levied against any Bank or any other holder of a Note, such Bank, or such other holder, as the case may be, may notify each Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from each Borrower. Notwithstanding any other provision contained in this Agreement, the covenants and agreements of the Borrowers in this Section 10.2 shall survive payment of the Notes and the termination of this Agreement.

               Section 10.3. Payments.

     As set forth in Article 2 hereof, all payments by each Borrower on account of principal, interest, fees and other charges (including any indemnities) shall be made to the Agent at the Principal Office of the Agent, in lawful money of the United States of America in immediately available funds, by wire transfer or otherwise, not later than 11:00 A.M. New York City time on the date such payment is due. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. Except as otherwise provided in the definition of "Interest Period", if any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Notes shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes (after withholding for or on account of: (i) any present or future taxes, levies, imposts, duties or other similar charges of whatever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (except those referred to in clause (ii) below) on or measured by the net income of the Bank to which any such payment is due pursuant to applicable federal, state and local income tax laws, and (ii) deduction of amounts equal to the taxes on or measured by the net income of such Bank payable by such Bank with respect to the amount by which the payments required to be made under this sentence exceed the amounts otherwise specified to be paid in this Agreement and the Notes). Upon payment in full of any Note issued to any Bank and/or termination of any Bank's Commitment, the Bank holding such Note shall mark the Note "Paid" and return it to the Borrower specified on such Note.

               Section  10.4.   Survival  of  Agreements  and   Representations;
                    Construction.

     All agreements, representations and warranties made herein shall survive the delivery of this Agreement and the Notes. The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender, or plural or singular terms, as the context may require.

               Section 10.5. Lien on and Set-off of Deposits.

     As security for the due payment and performance of all the Obligations, each Borrower hereby grants to Agent for the ratable benefit of the Banks a Lien on any and all deposits or other sums at any time credited by or due from the Agent or any Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to any Bank or the Agent from or for such Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by any Bank or the Agent against any of the Obligations, whether or not any of such Obligations is then due or is secured by any collateral. or, if it is so secured, whether or not the collateral held by the Agent is considered to be adequate, all as set forth in and pursuant to
Section 2.20 hereof.

               Section  10.6.   Modifications,   Consents  and  Waivers;  Entire
                    Agreement

     No modification, amendment or waiver of or with respect to any provision of this Agreement, any Notes, or any of the other Loan Documents and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by any Borrower from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the Agent and each Bank except that: (i) any modification or amendment of, or waiver or consent with respect to, Article 4 shall be required to be signed only by the Agent and the Required Banks (provided, however, that the consummation of a Loan by a Bank shall be deemed, with respect to such Loan only, to have the effect of the execution by such Bank of a waiver of, or consent to a departure from, any term or provision of Article 4 that has not been satisfied as of the date of the consummation of such Loan); and (ii) any modification or amendment of, or waiver or consent with respect to, Articles 1 (other than the definitions of "Alternate Base Rate", "Applicable Margin", "Commitment", "Commitment Fee Percentage", "Federal Funds Rate", "Interest Period", "L/C Fee", "L/C Fee Percentage", "LIBOR Base Rate", "LIBOR Rate", "Post-Default Rate", "Prime Rate", "Quarterly Dates", "Required Banks", "Reserve Requirement", "Revolving Credit Commitment", "Revolving Credit Commitment Termination Date", "Total Revolving Credit Commitment", "Tranche A Revolving Credit Commitment", and "Tranche B Revolving Credit Commitment"), 5, 6, 7, 8 (other than the preamble to Article 8 or Section 8.1 hereof) and 10 (other than this Section 10.6) may be signed only by the Agent and the Required Banks. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on any Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Banks, the Agent and the Borrowers and supersede all prior agreements and understandings relating to the subject matter hereof.

               Section 10.7. Remedies Cumulative; Counterclaims.

     Each and every right granted to the Agent and the Banks hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Agent or any Bank or the holder of any Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Obligations shall be without regard to any counterclaim, right of offset or any other claim whatsoever that any Borrower may have against any Bank or the Agent and without regard to any other obligation of any nature whatsoever that any Bank or the Agent may have to any Borrower, and no such counterclaim or offset shall be asserted by any Borrower (unless such counterclaim or offset would, under applicable law, be permanently and irrevocably lost if not brought in such action) in any action, suit or proceeding instituted by any Bank or the Agent for payment or performance of the Obligations .

               Section 10.8. Further Assurances.

     At any time and from time to time, upon the request of the Agent, each Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Agent may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loans.

               Section 10.9. Notices.

     All notices, requests, reports and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested, except for routine reports delivered in compliance with Article 5 hereof which may be sent by ordinary first-class mail) or telegram or telecopy, addressed as follows:

               (a) If to the Borrowers:

                    c/o Omega Healthcare Investors,  Inc.
                    900 Victors Way, Suite 350
                    Ann Arbor,  Michigan 48108
                    Attention:  Essel W. Bailey,Jr., President
                    Susan  Allene  Kovach,   General  Counsel
                    Telecopier No: (734) 887-0201

                    with a copy to:

                    Dykema  Gossett PLLC
                    1577 North  Woodward  Avenue/Suite  300
                    Bloomfield Hills,  Michigan  48304-282
                    Attention:  Fred J.Fechheimer, Esq.
                    Telecopier No.: (810) 540-0763

               (b)  If to any Bank:

                    To its address set forth below its name on the signature pages hereof, with a copy to the Agent; and

               (c) If to the Agent:

                    Fleet Bank,  N.A.,  as Agent
                    1185 Avenue of the Americas
                    New York,  New York 1003
                    Attention:  Mr.  Christian J. Covello
                    Telecopier No.: (212) 819-4120

                    with a copy (other than in the case of Borrowing Notices and reports and other documents delivered in compliance with
                    Article 5 hereof) to:

                    Emmet,  Marvin & Martin, LLP
                    120 Broadway
                    New York, New York 10271
                    Attention:  Richard S. Talesnick, Esq.
                    Telecopier No.: (212) 238-3100

     Any notice, request, demand or other communication hereunder shall be deemed to have been given on: (x) the day on which it is telecopied to such party at its telecopier number specified above (provided such notice shall be effective only if followed by one of the other methods of delivery set forth herein) or delivered by receipted hand or such commercial messenger service to such party at its address specified above, or (y) on the third Business Day after the day deposited in the mail, postage prepaid, if sent by mail, or (z) on the day it is delivered to the telegraph company, addressed as aforesaid, if sent by telegraph. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

               Section 10.10. Counterparts.

     This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

               Section 10.11. Severability.

     The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse non-compliance by the Borrower with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

               Section 10.12.  Binding  Effect;  No  Assignment or Delegation by
                    Borrowers.

     This Agreement shall be binding upon and inure to the benefit of each of the Borrowers and their respective successors and to the benefit of the Banks and the Agent and their respective successors and assigns. The rights and obligations of each Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Agent and the Required Banks, and any purported assignment or delegation without such consent shall be void.

               Section 10.13. Assignments and Participations by Banks.

               (a) Each Bank may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it, and the Note or Notes held by it); provided, however, that: (i) the Borrowers (unless an Event of Default has occurred) and the Agent must give prior written consent to such assignment (unless such assignment is to an Affiliate of such Bank), which consent shall not be unreasonably withheld or delayed,
                    (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, and a processing fee of $3,500.00, (iii) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement, (iv) the amount of the Revolving Credit Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000, (v) each such assignment shall be to an Eligible Assignee, and (vi) each such assignment shall be on a pro rata basis according to the
                    amount  of  the  assigning  Bank's  Commitment.   Upon  such
                    execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business
                    Days after the execution thereof: (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

               (b) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of each Borrower or the performance or observance by each Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

               (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and an assignee representing that it is an Eligible Assignee, together with any Note subject to such assignment, the Agent shall: (i) accept such Assignment and Acceptance, and (ii) give prompt notice thereof to the Borrowers. Within five Business Days after its receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Agent in exchange for the surrendered Note(s) a new Note(s) to the order of such Eligible Assignee in an amount equal to the Revolving Credit Commitment assumed by it pursuant to such Assignment and
                    Acceptance and, if the assigning Bank has retained a Revolving Credit Commitment hereunder, a new Note(s) to the order of the assigning Bank in an amount equal to the Revolving Credit Commitment retained by it hereunder. Such new Note(s) shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note(s), shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

               (d) Each Bank may, without the prior consent of the Agent, the other Banks or the Borrowers, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment, the Loans owing to it, and the Note(s) held by it; provided, however, that: (i) such Bank's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Note(s) for all purposes of this Agreement, and the Borrowers, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

               (e) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.13, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Borrower furnished to such Bank by or on behalf of such Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to such Borrower received by it from such Bank.

               (f) Anything in this Section 10.13 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank (and its transferees) as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

               Section 10.14. Delivery of Tax Forms.

     Each Bank that is not organized under the laws of the United States or a state thereof shall:

               (a) deliver to the Borrowers and the Agent, on or prior to the date of the execution and delivery of this Agreement or the date on which it becomes a Bank hereunder, (i) two accurate and duly completed executed copies of United States IRS Form 1001 or 4224, or successor applicable form, as the case may be, and (ii) an accurate and complete IRS Form W-8 or W-9, or successor applicable form, as the case may be;

               (b) deliver to the Borrowers and the Agent two further accurate and complete executed copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers; and

               (c) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrowers or the Agent;

     unless in any such case under clause (b) above an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank so advises the Borrowers and the Agent. Such Bank shall certify (i) in the case of a Form W-8BEN or Form W-8ECUI that is provided pursuant to Section 10.14(a), that it is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes; (ii) in the case of an IRS Form W-8BEN or Form W-8ECUI that is provided pursuant to subsection
10.14(b), to the extent legally entitled to do so, that it is entitled to receive payments under this Agreement without, or at a reduced rate of, deduction or withholding of any United States Federal income taxes; and (iii) and in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person not organized under the laws of the United States or a state thereof that is an assignee hereunder shall, prior to the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section 10.14.





               Section 10.15. GOVERNING LAW; CONSENT TO JURISDICTION;  WAIVER OF
                    TRIAL BY JURY.

               (a)  THIS  AGREEMENT,  THE  OTHER  LOAN  DOCUMENTS  AND ALL OTHER
                    DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

               (b) EACH BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, AND EACH OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 10.9 HEREOF. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SECTION 10.14 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF ANY BANK TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

                (c) EACH  BORROWER,  THE BANKS AND THE AGENT WAIVE TRIAL BY JURY
                    IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PERFECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

                    Section 10.16. Joint and Several Obligations.

     All   of  the   Obligations,   indebtedness,   liabilities,   undertakings,
representations and warranties of the Borrowers hereunder shall be joint and several obligations of the Borrowers.





























                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                                                OMEGA HEALTHCARE INVESTORS, INC.
                                                DELTA INVESTORS I, LLC
                                                DELTA INVESTORS II, LLC
                                                JEFFERSON CLARK, INC.
                                                NRS VENTURES, L.L.C.
                                                OHI (CLEMMONS), INC.
                                                OHI (FLORIDA), INC.
                                                OHI (GREENSBORO), INC.
                                                OHI (ILLINOIS), INC.
                                                OHI (IOWA), INC.
                                                OHI (KANSAS), INC.
                                                OHI OF TEXAS, INC.
                                                OMEGA (KANSAS), INC.
                                                OS LEASING COMPANY
                                                STERLING ACQUISITION CORP.
                                                STERLING ACQUISITION CORP. II


                                              By  /s/ Susan  Allene  Kovach,
                                              ------------------------------
     as an executive officer of all of the aforementioned entities, has executed this Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Loan Agreement separately for each of the above named entities.



















           Signature Page to Loan Agreement dated June 15, 2000 among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet Bank, N.A. as Agent

Tranche A
Revolving Credit Commitment:
----------------------------
$21,434,240.16                                FLEET BANK, N.A., as Agent
                                              and as a Bank
                                          By /s/ Christian J. Covello
Tranche B                                   ----------------------------
Revolving Credit Commitment:                     Vice President
----------------------------
$7,003,259.84

                    Lending Office for Prime Rate Loans and LIBOR Loans:

                    1185 Avenue of the Americas New York, New York 10036

                    Attention: Mr. Christian J. Covello

                    Address for Notices:

                    Fleet Bank, N.A.
                    1185 Avenue of the Americas
                    New York, New York 10036

                    Attention: Mr. Christian J. Covello

                    Telecopier: (212) 819-4110

Tranche A
Revolving Credit Commitment:
----------------------------
$14,839,089.34                                DRESDNER BANK AG, NEW YORK BRANCH
                                              and GRAND CAYMAN BRANCH
                                              By:/s/ Andrew P. Nesi
Tranche B                                        ---------------------
Revolving Credit Commitment:                     Name: Andrew P. Nesi
----------------------------                     Title:First Vice President
$4,848,410.66


                                               By:/s/ Debra A. Ritzler
                                               -----------------------
                                               Name: Debra A. Ritzler
                                               Title: Assistant Vice President

                                          Lending Office for Prime Rate Loans:

                                          Dresdner Bank AG, Grand Cayman Branch,
                                          c/o Dresdner Bank AG, New York Branch
                                          75 Wall Street
                                          New York, New York 10005
                                          Attn:

                                          Lending Office for LIBOR Loans:

                                          Dresdner Bank AG, New York Branch
                                          and Grand Cayman Branch
                                          75 Wall Street
                                          New York, New York 10005
                                          Attn:

                                          Address for Notices:

                                          Dresdner Bank AG, New York Branch
                                          75 Wall Street
                                          New York, New York 10005
                                          Attn:

                                          Telecopier No.: (212) 429-2130

Tranche A
Revolving Credit Commitment:
----------------------------
$14,839,089.34                             HARRIS TRUST AND SAVINGS BANK


                                           By:/s/ Kirby M. Law
Tranche B                                     -------------------
Revolving Credit Commitment:                      Vice President
----------------------------
$4,848,410.66

                                          Lending Office for Prime Rate Loans
                                          and LIBOR Loans:

                                          111 West Monroe Street
                                          Chicago, Illinois 60603

                                          Attention:  Mr. Jeffrey Nicholson

                                          Address for Notices:

                                          Harris Trust and Savings Bank
                                          111 West Monroe Street
                                          Chicago, Illinois 60603

                                          Attention:  Mr. Jeffrey Nicholson

                                          Telecopier: (312) 461-5225

Tranche A
Revolving Credit Commitment:
----------------------------
$28,029,390.97                            BANK ONE, MICHIGAN


                                      By: /s/ J. Greg Mickens
Tranche B                                 ------------------------
Revolving Credit Commitment:                  Vice President
----------------------------
$9,158,109.03
                                          Lending Office for Prime Rate Loans
                                          and LIBOR Loans:

                                          611 Woodward Avenue
                                          Detroit, Michigan  48226

                                          Attention:

                                          Address for Notices:

                                          Bank One, Michigan
                                          611 Woodward Avenue
                                          Detroit, Michigan  48226

                                          Attention:

                                          Telecopier:  (313) 226-0857

Tranche A
Revolving Credit Commitment:
----------------------------
$13,190,301.63                            FOOTHILL INCOME TRUST, L.P.
                                          By FIT-GP, LLC


Tranche B                                 By: /s/ M. Edward Stearns
                                              -------------------------
Revolving Credit Commitment:                      Managing Member
----------------------------
$4,309,698.37


                                           Lending Office for Prime Rate Loans
                                             and LIBOR Loans:

                                           11111 Santa Monica Boulevard
                                           Suite 1500
                                           Los Angeles, California  90025-3333
                                           Attention: Mr. M. Edward Stearns

                                           Address for Notices:

                                           11111 Santa Monica Boulevard
                                           Suite 1500
                                           Los Angeles, California  90025-3333
                                           Attention: Mr. M. Edward Stearns

                                           Telecopier:

Tranche A
Revolving Credit Commitment:
----------------------------
$9,892,726.23                               MICHIGAN NATIONAL BANK


                                       By: /s/ Draga B. Palincas
Tranche B                                  ----------------------
Revolving Credit Commitment:                    Vice President
----------------------------

$3,232,273.77

                                            Lending Office for Prime Rate Loans
                                               and LIBOR Loans:

                                            Michigan National Bank
                                            27777 Inkster Road
                                            Farmington Hills, MI 48333-9065

                                            Attention: Ms. Draga Palincas


                                            Address for Notices:

                                            Michigan National Bank
                                            27777 Inkster Road
                                            Farmington Hills, MI 48333-9065

                                            Attention: Ms. Draga Palincas

                                            Telecopier:  (810) 473-4345

Tranche A
Revolving Credit Commitment:
----------------------------
$9,892,726.23                               LASALLE BANK NATIONAL ASSOCIATION


Tranche B                                   By /s/ Jody Staszesky
                                               ----------------------
Revolving Credit Commitment:                   Senior Vice President
----------------------------

$3,232,273.77
                                            Lending Office for Prime Rate Loans
                                               and LIBOR Loans:

                                            LaSalle Bank National Association
                                            135 South LaSalle Street
                                            Chicago, Illinois 60603

                                            Attention: Ms. Jody Staszesky


                                            Address for Notices:
                                            LaSalle Bank National Association
                                            135 South LaSalle Street
                                            Chicago, Illinois 60603

                                            Attention: Ms. Jody Staszesky

                                            Telecopier:  (312) 904-6457

Tranche A
Revolving Credit Commitment:
----------------------------
$11,871,271.47                             BHF (USA) CAPITAL CORPORATION


                                             By: /s/ Richard Cameron
Tranche B                                    ---------------------
Revolving Credit Commitment:                 Vice President
----------------------------
$3,878,728.53



                                            Lending Office for Prime Rate Loans
                                               and LIBOR Loans:

                                            BHF (USA) Capital Corporation
                                            590 Madison Avenue
                                            New York, New York 10022-2540

                                            Attention: Mr. John Zapalac


                                            Address for Notices:

                                            BHF (USA) Capital Corporation
                                            590 Madison Avenue
                                            New York, New York 10022-2540

                                            Attention: Mr. John Zapalac

                                            Telecopier:  (212) 756-5536

Tranche A
Revolving Credit Commitment:
----------------------------
$7,914,180.98                                KBC N.V.
                                             By: /s/ Robert Snauffer
                                             -----------------------
                                                 Vice President

                                             By /s/ Raymond Murray
Tranche B                                    ---------------------
Revolving Credit Commitment:                    First Vice President
----------------------------
$2,585,819.02
                                            Lending Office for Prime Rate Loans:

                                            KBC N.V.
                                            125 West 55th Street
                                            New York, New York 10019
                                            Attention:

                                            Lending Office for LIBOR Loans:

                                            KBC N.V.
                                            125 West 55th Street
                                            New York, New York 10019
                                            Attention:

                                            Address for Notices:

                                            KBC N.V.
                                            125 West 55th Street
                                            New York, New York 10019
                                            Attention:

                                            Telecopier: (212) 541-0657

                            EXHIBITS AND SCHEDULES TO
                                 LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT

EXHIBITS
--------

1          List of Borrowers

2          List of Approved Operators

A-1        Form of Tranche A Note

A-2        Form of Tranche B Note

B          Form of Assignment and Acceptance

C          Form of Compliance Certificate

SCHEDULES
---------

2.10       Collateral Facilities

3.1 States of Incorporation, Organization and Qualification, and Capitalization of Borrowers and Subsidiaries

3.2        Required Consents

3.6        Judgments, Actions, Proceedings

3.7        Existing Defaults

3.8        Burdensome Documents

3.9        Material  Liabilities  and  Obligations  in  Addition  to those
             Disclosed  on the  Company's  Financial Statements

3.13       Name Changes, Mergers, Acquisitions

3.16       Employee Benefit Plans

7.1        Permitted Indebtedness and Guaranties

7.2        Permitted Liens

7.8        Permitted Investments

                                    EXHIBIT 1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                         AND CERTAIN OF ITS SUBSIDIARIES
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                                LIST OF BORROWERS
                                -----------------



Name of Borrower                                   State of Organization
----------------                                   ---------------------
Omega Healthcare Investors, Inc.                       Maryland
Delta Investors I, LLC                                 Maryland
Delta Investors II, LLC                                Maryland
Jefferson Clark, Inc.                                  Maryland
NRS Ventures, L.L.C.                                   Kentucky
OHI (Clemmons), Inc.                                   North Carolina
OHI (Florida), Inc.                                    Florida
OHI (Greensboro), Inc.                                 North Carolina
OHI (Illinois), Inc.                                   Illinois
OHI (Iowa), Inc.                                       Iowa
OHI (Kansas), Inc.                                     Kansas
OHI of Texas, Inc.                                     Maryland
Omega (Kansas), Inc.                                   Kansas
OS Leasing Company                                     Kentucky
Sterling Acquisition Corp.                             Kentucky
Sterling Acquisition Corp. II                          Kentucky

                                    EXHIBIT 2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                         AND CERTAIN OF ITS SUBSIDIARIES
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                           LIST OF APPROVED OPERATORS
                           --------------------------

                          Essex Healthcare Corporation
                               HQM of Floyd County
                        Integrated Health Services, Inc.
                         Lyric Health Care Holdings, LLC
                           Peak Medical of Idaho, Inc.
                           Sun Healthcare Group, Inc.
                           Tiffany Care Centers, Inc.
                        TLC Health care of Illinois, Inc.
                                     Genesis
                                     Vencor
                                 Washington N&R

                                   EXHIBIT A-1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------

                             FORM OF TRANCHE A NOTE
                             ----------------------


$____________                                               Dated: _______, 2000

         FOR VALUE RECEIVED, each of the undersigned corporations (collectively, the "Borrowers"), hereby jointly and severally promises to pay to the order of ______________________ (the "Bank") on the Revolving Credit Commitment Termination Date (as defined in the Agreement referred to below), the principal sum of _____________________ Dollars ($___________), or such lesser amount as shall be equal to the aggregate unpaid principal amount of the Tranche A Credit Loans (as defined in the Agreement) outstanding on the close of business on the Revolving Credit Commitment Termination Date made by the Bank to the Borrowers; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in the applicable currency determined in accordance with the Agreement to Fleet Bank, N.A., as Agent (the "Agent") on behalf of the Bank, at its office determined in accordance with the Agreement in immediately available funds. The Tranche A Credit Loans made by the Bank to the Borrowers pursuant to the Agreement and all payments on account of principal hereof may be recorded by the Bank on Schedule A attached hereto which is part of this Note or otherwise in accordance with its usual practices and such notations shall be conclusively presumed to be accurate absent manifest error; provided, however, that the failure to so record shall not affect the Borrowers' obligations under this Note.

         Anything herein to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

         This Note is a Tranche A Note referred to in, and is entitled to the benefits of, the Loan Agreement dated June 15, 2000 by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent (as amended, modified or supplemented from time to time, the "Agreement") and the other Loan Documents.

         Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for repayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrowers shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

         The Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                                            OMEGA HEALTHCARE INVESTORS, INC.
                                            DELTA INVESTORS I, LLC
                                            DELTA INVESTORS II, LLC
                                            JEFFERSON CLARK, INC.
                                            NRS VENTURES, L.L.C.
                                            OHI (CLEMMONS), INC.
                                            OHI (FLORIDA), INC.
                                            OHI (GREENSBORO), INC.
                                            OHI (ILLINOIS), INC.
                                            OHI (IOWA), INC.
                                            OHI (KANSAS), INC.
                                            OHI OF TEXAS, INC.
                                            OMEGA (KANSAS), INC.
                                            OS LEASING COMPANY
                                            STERLING ACQUISITION CORP.
                                            STERLING ACQUISITION CORP. II


                        By_______________________________


         ______________________, as an executive officer of all of the aforementioned entities, has executed this Note intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Note separately for each of the above named entities.


                                                                                                         Schedule A

-------------------------------------------------------------------------------------------------------------------

                                                PRINCIPAL PAYMENTS

-------------------------------------------------------------------------------------------------------------------


                                 Note dated _______, 2000 payable to the order of
                                                      [Bank]

------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------
             Principal                      Interest  Period (if
             Amount of                      other than a Prime Rate                        Unpaid Principal
             Tranche A           Type of    Loan)  and Interest         Amount of                               Notation
                                                   --------------                          ------
Date         Credit Loan          Loan      Rate                        Principal Repaid   Balance               Made By
----         -----------          ----      ------                      -----------------  ------------          -------
------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------
------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------

------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------
------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------

------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------
------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------

------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------


                                   EXHIBIT A-2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------

                             FORM OF TRANCHE B NOTE
                             ----------------------


$____________                                              Dated: _______, 2000

         FOR VALUE RECEIVED, each of the undersigned corporations (collectively, the "Borrowers"), hereby jointly and severally promises to pay to the order of ______________________ (the "Bank") on the Revolving Credit Commitment Termination Date (as defined in the Agreement referred to below), the principal sum of _____________________ Dollars ($___________), or such lesser amount as shall be equal to the aggregate unpaid principal amount of the Tranche B Credit Loans (as defined in the Agreement) outstanding on the close of business on the Revolving Credit Commitment Termination Date made by the Bank to the Borrowers; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in the applicable currency determined in accordance with the Agreement to Fleet Bank, N.A., as Agent (the "Agent") on behalf of the Bank, at its office determined in accordance with the Agreement in immediately available funds. The Tranche B Credit Loans made by the Bank to the Borrowers pursuant to the Agreement and all payments on account of principal hereof may be recorded by the Bank on Schedule A attached hereto which is part of this Note or otherwise in accordance with its usual practices and such notations shall be conclusively presumed to be accurate absent manifest error; provided, however, that the failure to so record shall not affect the Borrowers' obligations under this Note.

         Anything herein to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

         This Note is a Tranche B Note referred to in, and is entitled to the benefits of, the Loan Agreement dated June 15, 2000 by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent (as amended, modified or supplemented from time to time, the "Agreement") and the other Loan Documents.

         Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for repayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrowers shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

         The Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                                            OMEGA HEALTHCARE INVESTORS, INC.
                                            DELTA INVESTORS I, LLC
                                            DELTA INVESTORS II, LLC
                                            JEFFERSON CLARK, INC.
                                            NRS VENTURES, L.L.C.
                                            OHI (CLEMMONS), INC.
                                            OHI (FLORIDA), INC.
                                            OHI (GREENSBORO), INC.
                                            OHI (ILLINOIS), INC.
                                            OHI (IOWA), INC.
                                            OHI (KANSAS), INC.
                                            OHI OF TEXAS, INC.
                                            OMEGA (KANSAS), INC.
                                            OS LEASING COMPANY
                                            STERLING ACQUISITION CORP.
                                            STERLING ACQUISITION CORP. II


                        By_______________________________


         ______________________, as an executive officer of all of the aforementioned entities, has executed this Note intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Note separately for each of the above named entities.


                                                                                                         Schedule A

-------------------------------------------------------------------------------------------------------------------

                                                PRINCIPAL PAYMENTS

-------------------------------------------------------------------------------------------------------------------


                                 Note dated _______, 2000 payable to the order of
                                                      [Bank]

------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------
             Principal                      Interest  Period (if
             Amount of                      other than a Prime Rate                        Unpaid Principal
             Tranche B           Type of    Loan)  and Interest         Amount of                               Notation
                                                   --------------                          ------
Date         Credit Loan          Loan      Rate                        Principal Repaid   Balance               Made By
----         -----------          ----      ------                      -----------------  ------------          -------
------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------
------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------

------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------
------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------

------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------
------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------

------------ ----------------- ------------ --------------------------- ------------------ ------------------ --------------


                                    EXHIBIT B
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------

                        FORM OF ASSIGNMENT AND ACCEPTANCE
                        ---------------------------------

                                                              Dated ___________

         Reference is hereby made to the Loan Agreement dated June 15, 2000 (as amended prior to the Effective Date referred to below, the "Loan Agreement") by and among Omega Healthcare Investors, Inc. and certain of its Subsidiaries (collectively, the "Borrowers"), the Banks signatory thereto (collectively, the "Banks") and Fleet Bank, N.A. in its capacity as agent for the Banks (in such capacity, the "Agent"). Capitalized terms used herein that are defined in the Loan Agreement that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

_______________________________, a  __________________ (the "Assignor")  and
_______________________________________, a ________________,  (the "Assignee")
agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a __ % interest in and to all of the Assignor's rights and obligations under the Loan Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Assignor's Tranche A Revolving Credit Commitment as in effect on the Effective Date, Tranche B Revolving Credit Commitment as in effect on the Effective Date, Tranche A Credit Loans owing to the Assignor on the Effective Date, Tranche B Credit Loans owing to the Assignor on the Effective Date, Tranche A Note held by the Assignor and Tranche B Note held by the Assignor).

         2. The Assignor: (i) represents and warrants that as of the Effective Date its Tranche A Revolving Credit Commitment (without giving effect to assignments thereof that have not yet become effective) is $__________, its Tranche B Revolving Credit Commitment (without giving effect to assignments thereof that have not yet become effective) is $__________, the aggregate outstanding principal amount of Tranche A Credit Loans owing to it (without giving effect to assignments thereof that have not yet become effective) is $_____________, and the aggregate outstanding principal amount of Tranche B Credit Loans owing to it (without giving effect to assignments thereof that have not yet become effective) is $__________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any other Loan Party or the performance or observance by the Borrowers or any other Loan Party of any of their respective obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto; and (v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for new Notes as follows: [a Tranche A Note dated the Effective Date (as such term is defined below) in the principal amount of $________ payable to the order of the Assignee, a Tranche B Note dated the Effective Date in the principal amount of $________ payable to the order of the Assignee, a Tranche A
Note in the principal amount of $________ payable to the order of the Assignor, and a Tranche B Note dated the Effective Date in the principal amount of $_________ payable to the order of the Assignor].

         3. The Assignee: (i) confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as its agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank; and (vi) specifies as its addresses for Prime Rate Loans and LIBOR Loans (and address for notices) the offices set forth beneath its name on the signature pages hereof.

         4. The effective date for this Assignment and Acceptance shall be ________________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by the Agent, together with a processing fee of $3,500.

         5. Upon such acceptance, as of the Effective Date: (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

         6. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments under the Loan Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Notes for periods prior to the Effective Date directly between themselves.





         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                               [NAME OF ASSIGNOR]

                               By_________________________________
                                           Title

                               [NAME OF ASSIGNEE]

                               By_________________________________
                                            Title

                              Lending Office for Prime Rate Loans:

                              Lending Office for LIBOR Loans:

                              Attention:

                              Address for Notices:


                                                     Attention:

                                 Telephone No.:
                                 Telecopier No.:


Accepted this ___ day
of ______________, ______

FLEET BANK, N.A., as Agent

By___________________________
          Title

                                    EXHIBIT C
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------

          Section 6.9 (Financial Covenants) : Omega Healthcare Investors, Inc. Loan Agreement

          Compliance Certificate: Quarter Ended (date)

          (a) Maximum Indebtedness to Tangible Net Worth of Not Greater Than 1.50: 1.00:

          As   of: (date) in thousands

          Indebtedness                                 $
          Shareholders' Equity                         $
           less: Goodwill and Noncompete Agreements
                 Unamortized Deferred Costs
                 Treasury Stock
          Tangible Net Worth                           $
                                        Ratio  _______          COMPLIANCE
                                                                ----------
************************************************************************
(b) Minimum Tangible Net Worth (after the Initial Equity Contribution) of Not Less Than $445,000,000 plus 50% of (i) Net Issuance Proceeds and
         (ii) Equity Issued Upon the Conversion of convertible Indebtedness:

         As of: (date) in thousands

         Tangible Net Worth                            $
             plus:  Net Equity  Proceeds
                     (excluding Initial Equity
                      Contribution and DRIP)
                    Equity Issued Upon Conversion
                      of convertible Indebtedness

                           Total Tangible Net Worth    $
                                                                COMPLIANCE
************************************************************************

(c) Minimum EBITDA/Interest Expense of Not Less than 200% (rolling four quarters basis):

        Last Four Quarters EBITDA:
                    September, 2000                                $
                    December, 2000                                 $
                    March, 2001                                    $
                    June, 2001                                     $
        Rolling Four Quarter EBITDA                                       $
        Last Four Quarters Interest Expense on All Indebtedness:
                    September, 2000                                $
                    December, 2000                                 $
                    March, 2001                                    $
                    June, 2001                                     $
        Rolling Four Quarter Interest                                     $
                                                 Ratio        _____   COMPLIANCE
************************************************************************
(d) No Net Loss in any fiscal year commencing from and after January 1, 2001:

                                             No Net Loss      _____   COMPLIANCE
************************************************************************
(e) Minimum Omega's Fixed Charge Coverage of Not Less Than 1.00:1.00 (rolling four quarters):

        Rolling Four Quarter EBITDA (Above)                                $
        Rolling Four Quarter Interest (Above)                              $
        Cash Dividends Paid for Quarter Ended:
                    September, 2000                                $
                    December, 2000                                 $
                    March, 2001                                    $
                    June, 2001                                     $
        Rolling Four Quarter Cash Dividends Paid                           $
                                Sub-Total                                  $
                                                     Ratio  ________  COMPLIANCE
************************************************************************

(f) Maximum Leverage Ratio of Not Greater Than 5.00:1.00 (rolling four quarters basis):

         As of: (date) in thousands

         Funded Indebtedness                                           $________

        Last Four Quarters Adjusted EBITDA:
                    September, 2000                                $
                    December, 2000                                 $
                    March, 2001                                    $
                    June, 2001                                     $
        Rolling Four Quarter Adjusted EBITDA                           $
                                                 Ratio    _____      COMPLIANCE
************************************************************************
(g) Minimum Collateral Coverage of 1.40:1.00 (rolling four quarters basis):

         The sum of Lease Rental Expense and Mortgage Expense payments received from Operators (other than from an Investment which is delinquent for 30 days or more in payments (after the application of any security deposit
         with respect thereto))                                    $__________

         All interest paid or payable on Credit
         Loans                                                     $__________


                                                  Ratio    _____     COMPLIANCE

                              OFFICER'S CERTIFICATE


I hereby certify that:

(a) Omega Healthcare Investors, Inc. is in compliance with the covenants as set forth above pursuant to Section 6.9 of the Loan Agreement dated June 15, 2000 (the "Loan Agreement") among Omega Healthcare Investors, Inc. and certain of its subsidiaries, the banks party thereto (the "Banks") and you as agent for the Banks, and that all the above computations of the financial covenants are correct and complete as of the close of business [Date] and are in conformity with the terms and conditions of the Loan Agreement.

(b) The representations and warranties contained in Article 3 of the Loan Agreement are true and correct and with the same effect as though such
representations   and  warranties  were  made  on  the  original  date  of  such certificate, except for changes in the ordinary course of business, none of which either singly or in the aggregate, have a Material Adverse Effect (as defined in the Loan Agreement).

(c) No Event of Default and no Default (as defined in the Loan Agreement) has occurred and is continuing.

                        OMEGA HEALTHCARE INVESTORS, INC.


                     By:___________________________________
                            Chief Financial Officer

Date:

                                  SCHEDULE 2.10
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT

                              COLLATERAL FACILITIES



Property Name                                                   City                  State
-------------                                                   ----                  -----
HQM of Floyd County, Inc.

      Mountain Manor of Pikeville                              Pikeville               KY
      Mountain Manor of Prestonsburg                           Prestonsburg            KY
      Riverview Manor                                          Prestonsburg            KY

    Lyric I (1/13/98)
      Crestwood Care Center                                    Shelby                  OH
      IHS at Chestnut Hill                                     Glenside                PA
      IHS at Claremont                                         Claremont               NH
      IHS at Gainesville                                       Gainesville             FL
      IHS at Governors Park                                    Barrington              IL

Peak Medical of Idaho, Inc.
      Idaho Falls Care Center                                  Idaho Falls             ID
      Twin Falls Care Center                                   Twin Falls              ID

Sun Healthcare Group, Inc. - Delta II
      Olive Vista                                              Pomona                  CA
      Shandin Hills Behavior Therapy Center                    San Bernardino          CA
      SunBridge Care & Rehab - Intercommunity                  Norwalk                 CA
      SunBridge Care & Rehab for Newport Beach                 Newport Beach           CA
      SunBridge Care & Rehab for Pico Rivera                   Pico Rivera             CA
      SunBridge Care & Rehab. for Dunbar                       Dunbar                  WV
      SunBridge Care & Rehab. for Lexington                    Lexington               NC
      SunBridge Care & Rehab. for Marion                       Marion                  OH
      SunBridge Care & Rehab. for Parkersberg                  Parkersburg             WV
      SunBridge Care & Rehab. for Salem                        Salem                   WV
      SunBridge Care & Rehabilitation for Weed                 Weed                    CA
      SunBridge Care Center for Claremont                      Pomona                  CA
      SunBridge Care Center for Coalinga                       Coalinga                CA
      SunBridge Care Center for Fullerton                      Fullerton               CA
      SunBridge Care Ctr for Santa Monica-17th                 Santa Monica            CA
      SunHealth Robert H. Ballard Rehab Hosp.                  San Bernardino          CA
      Vista Knoll Specialized Care Facility                    Vista                   CA

TLC Health Care, Inc. (1/7/99)
      Paris Health Care Center                                 Paris                   IL
      Park Avenue Health Care Home                             Herrin                  IL

TLC Health Care, Inc. (1/7/99)
      Cedarcrest Manor Nursing Home                            Washington              MO
      Cherry Street Annex                                      Paris                   TX
      Cherry Street Manor                                      Paris                   TX
      Dallas Health and Rehabilitation Center                  Dallas                  TX
      Fountain Manor Care Center                               Hicksville              OH
      Grandview Healthcare Center                              Washington              MO
      Parkview Convalescent Center                             Paris                   TX

Essex Healthcare Corporation

      Canton Healthcare                                        Canton                  OH
      Essex of Salem I                                         Salem                   OH
      Essex of Salem II                                        Salem                   OH
      Essex of Salem III                                       Salem                   OH
      Meridian Arms Living Center                              Youngstown              OH
      St. Marys                                                St. Mary's              OH

      Integrated $12M Note (03/13/1998) (161)
        Bonterra Nursing Center                                East Point              GA
        Parkview Manor - Atlanta                               Atlanta                 GA


Integrated Health Services, Inc.
      IHS at Brandon                                           Brandon                 FL
      IHS at Central Park Village                              Orlando                 FL
      IHS of Dallas at Treemont                                Dallas                  TX
      IHS of Florida at West Palm Beach                        West Palm Beach         FL
      IHS of Lakeland at Oakbridge                             Lakeland                FL
      IHS of Sarasota at Beneva                                Sarasota                FL
      The Vintage                                              Denton                  TX


Tiffany Care Centers, Inc.
      King City Manor                                          King City               MO
      McLarney Manor                                           Brookfield              MO
      Nodaway Nursing Home                                     Maryville               MO
      Oregon Care Center                                       Oregon                  MO
      Tiffany Heights                                          Mound City              MO

TLC Health Care, Inc.
      ProCare Development Center                               Gaston                  IN


                                  SCHEDULE 3.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT

                      STATES OF INCORPORATION, ORGANIZATION
               AND QUALIFICATION, AND CAPITALIZATION OF BORROWERS



For each Borrower:

         Name

         (i)      State of Incorporation/Organization
         (ii)     Capitalization
         (iii)    Business
         (iv)     States of Qualification
         (v)      Subsidiaries

Omega Healthcare Investors, Inc. ("OHI")
----------------------------------------

         (i)      Maryland
         (ii)     100,000,000  common  shares,  $.10 par,  20,127,957  o/s as of
                  March  31,  2000;  10,000,000  preferred  shares,  $1.00  par,
                  2,000,000 Series A o/s, 2,300,000 Series B o/s
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Maryland
         (v) Each of the Borrowers listed below, plus: Bayside Street, Inc., OHI (Connecticut), Inc., OHI of Kentucky, Inc., OHIMA, Inc. and Omega Healthcare of Apalachicola, Inc.

Delta Investors I, LLC
----------------------

         (i)      Maryland
         (ii)     OHI is the sole member and manager
         (iii) Purchase (and/or otherwise acquire) ownership and/or leasehold interests in one or more nursing homes, and assume (and/or otherwise incur) any such obligations, and conduct any such operations, as shall be incidental or reasonably related thereto
         (iv)     None other than Maryland
         (v)      None


Delta Investors II, LLC
-----------------------

         (i)      Maryland
         (ii)     OHI is the sole member and manager
         (iii) Purchase (and/or otherwise acquire) ownership and/or leasehold interests in one or more nursing homes, and assume (and/or otherwise incur) any such obligations, and conduct any such operations, as shall be incidental or reasonably related thereto
         (iv)     None other than Maryland
         (v)      None

Jefferson Clark, Inc.
---------------------

         (i)      Maryland
        (ii)      1,000 shares authorized, $100 par, 1 share o/s issued to OHI
       (iii) Ownership of real property and mortgages secured by interests in real property
        (iv)      None other than Maryland
         (v) Windmere Realty Corporation (the general partner of Windmere Associates, a limited partnership that owns certain interests in the Kearny, New Jersey postal facility); Morepost Associates, a limited partnership that, together with Jefferson Clark, Inc., are the general partners of Baltpost Limited Partnership, which owns the Baltimore, Maryland postal facility; Jefferson Clark, Inc. also owns 100% of the limited partnership interests in Baltpost Limited Partnership

NRS Ventures, L.L.C.
--------------------

         (i)      Kentucky
         (ii)     OHI is the sole member
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Kentucky
         (v)      None

OHI (Clemmons), Inc.
--------------------

         (i)      North Carolina
         (ii) 1,000 shares authorized, $1.00 par, 1,000 shares o/s issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than North Carolina
         (v)      None

OHI (Florida), Inc.
-------------------

         (i)      Florida
         (ii) 1,000 shares authorized, $1.00 par, 1,000 shares o/s issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Florida
         (v)      None

OHI (Greensboro), Inc.
----------------------

         (i)      North Carolina
         (ii) 1,000 shares authorized, $1.00 par, 1,000 shares o/s issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than North Carolina
         (v)      None

OHI (Illinois), Inc.
--------------------

         (i)      Illinois
         (ii) 1,000 shares authorized, $1.00 par, 1,000 shares o/s issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Illinois
         (v)      None

OHI (Iowa), Inc.
----------------

         (i)      Iowa
         (ii) 1,000 shares authorized, no par, 1,000 shares o/s issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Iowa
         (v)      None

OHI (Kansas), Inc.
------------------

         (i)      Kansas
         (ii) 1,000 shares authorized, $1.00 par, 1,000 shares o/s issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Kansas
         (v)      None

OHI of Texas, Inc.
------------------

         (i)      Maryland
         (ii) 5,000 shares authorized, no par, 1,000 shares o/s issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     Maryland and Texas
         (v)      None

Omega (Kansas), Inc.
--------------------

         (i)      Kansas
         (ii)     1,000 shares authorized, $.01 par, 1 share o/s issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Kansas
         (v)      None

OS Leasing Company
------------------

         (i)      Kentucky
         (ii)     1,000 shares authorized, $.01 par, 100 issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Kentucky
         (v)      None

Sterling Acquisition Corp.
--------------------------

         (i)      Kentucky
         (ii)     1,000 shares authorized, $.01 par, 100 issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Kentucky
         (v)      None

Sterling Acquisition Corp. II
-----------------------------

         (i)      Kentucky
         (ii)     1,000 shares authorized, $.01 par, 100 issued to OHI
         (iii) Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
         (iv)     None other than Kentucky
         (v)      None

                                  SCHEDULE 3.2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                                REQUIRED CONSENTS
                                -----------------



The Consent of Explorer Holdings, L.P. under the Investment Agreement

                                  SCHEDULE 3.6
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                         JUDGMENTS, ACTIONS, PROCEEDINGS
                         -------------------------------


Res-Care Inc. v. Omega  Healthcare  Investors,  Inc.,  United  States  District
-----------------------------------------------------
Court for the Western  District of Kentucky, Civil Action No. 95-42-LS):

     Claim: Res Care claims that Omega was obligated to reduce the rents payable by Res Care under leases of four facilities in Indiana as a result of alleged changes in federal or state medicare/medicaid reimbursement after execution of the leases. Omega claims that (a) its obligation to renegotiate the lease was not triggered, because no change had occurred after execution of the leases, (b) even if Omega were obligated to renegotiate, the language of the leases did not require that the renegotiation result in a reduction in rent and (c) Res Care mooted its claim by exercising its option to purchase the facilities.

     Status: In late 1999, the judge granted Omega's motion for summary judgment, holding that the case was mooted. In early 1999, the judge reversed himself, but found that (a) the obligation to renegotiate is merely an agreement to agree and does not result in an agreement to reduce the rents; (b) as a result, the court cannot substitute its judgment as to the rent payable; and (c) the only issues remaining were whether Omega breached its good faith obligation to renegotiate and, if so, what damages flow from that breach.

Omega Healthcare Investors, Inc. v. Res-Care, Inc.
--------------------------------------------------

     Claim: Omega claims that, by turning in to the State of Indiana the licenses to operate four ICF/MRDD facilities located in Indiana, Res-Care breached its obligations under the leases of those facilities to return the facilities to Omega, upon expiration of the leases, in the condition required under the leases.

     Status: The case is in the discovery phase.





Karrington Health, Inc. v. Omega Healthcare Investors, Inc.
-----------------------------------------------------------

          Claim: Karrington Health, Inc. ("KHI") claims that Omega breached a commitment to provide $95 million in construction financing to KHI. Omega contends, among other things, that it did not have a contractual obligation to provide such financing.

     Status: The matter currently is in the discovery phase.

                                  SCHEDULE 3.7
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------

                                EXISTING DEFAULTS
                                -----------------


Defaults in certain financial covenants set forth in the Second Amended and Restated Loan Agreement between Fleet Bank, as Agent, and the Company and certain of its subsidiaries, which defaults have been waived.

                                  SCHEDULE 3.8
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                              BURDENSOME DOCUMENTS
                              --------------------


Investment Agreement dated May 11, 2000 between the Company and Explorer Holdings, L.P.

                                  SCHEDULE 3.9
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                MATERIAL LIABILITIES AND OBLIGATIONS IN ADDITION
            TO THOSE DISCLOSED ON THE COMPANY'S FINANCIAL STATEMENTS
            --------------------------------------------------------


1.       Any liability associated with any litigation described in Schedule 3.6.


2. Future Currency Contract assigned by the Company to Omega Worldwide, Inc. on April 2, 1998 with respect to the requirement to sell 20 million pbs for $31,740,000 on October 7, 2007.


3. Guaranty by the Company of obligations of Omega Worldwide, Inc. to Fleet Bank, as Agent, pursuant to Guaranty dated November 20, 1998.


4. Guaranty by the Company of the obligations of certain of its Subsidiaries (and Subsidiaries of Bayside Street II, Inc.) to Healthcare Personnel Associates with respect to employees of Company Properties recovered from RainTree Healthcare Corporation


5. Obligations to fund operations and capital expenditures at Company Properties recovered from The Frontier Group, Inc. and its affiliates, RainTree Healthcare Corporation, Extendacare or Sun Healthcare Group, Inc.; potential liabilities (other than liabilities associated with failure by the Company to maintain its qualification as a REIT) associated with the operation by Subsidiaries (and Subsidiaries of Bayside Street II, Inc.) of Company Properties recovered from RainTree Healthcare Corporation, The Frontier Group, Inc. and its affiliates, Extendacare or Sun Healthcare Group, Inc.


6. Obligations to fund under Loan Agreement dated October 2, 1998 between the Company and Madison/OHI Liquidity Investors LLC


7. Obligations to fund working capital pursuant to loan documents between the Company and Subsidiaries and Essex Healthcare Corporation, Metro Health/Indiana, Inc. and Metro Health/Indiana III, Inc.


8. Mortgages, deeds of trust and/or related security interests encumbering any assets that secure from time to time any loan or loans made by The Provident Bank pursuant to a Loan Agreement dated March 31, 1999 between Omega and The Provident Bank.


9. Indemnification obligations with respect to any assets disposed of or relet by the Company or any Subsidiary, including any indemnification obligations in connection with the sale of facilities to Metro Health/Indiana


10. Obligations to employees and directors under employee benefit plans described in Schedule 3.16 and change of control agreements dated March 22, 2000 between the Company and each of Essel W. Bailey, Jr., F. Scott Kellman, Susan Allene Kovach, Laurence D. Rich and David A. Stover.


11. Extraordinary obligations for legal expenses and consulting fees (including fees of the Company's financial advisor) incurred from and after January 1, 2000.


12. Guaranty of obligations of Essex Healthcare Corporation under lease between American Healthcare (or an affiliate thereof) and Essex with respect to facilities on which Omega holds fee and leasehold mortgages.

                                  SCHEDULE 3.13
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                       NAME CHANGES, MERGERS, ACQUISITIONS
                       -----------------------------------


1.       Name Changes:     None

2.       Mergers and Acquisitions of Substantially All Assets:

          (a) On October 1, 1994, Omega completed its merger with Health Equity Properties, Inc. (NYSE: EQP). In connection with this merger, Omega was the surviving entity of the parent company, and OHI (Clemmons), Inc., OHI (Greensboro), Inc., OHI (Florida), Inc. and OHI (Illinois), Inc. were the surviving entities of mergers with various subsidiaries of Health Equity Properties, Inc.

          (b)  As of October  31,  1997,  Omega's  wholly-owned  subsidiary  OHI
               (Iowa), Inc. completed its merger with four entities affiliated with JoAnn Webb and Five Star Care Corporation. The entities merged into OHI (Iowa), Inc. were Clarion Care Center, Inc., Dows Care Center, Inc., Quality Care, Inc. and Urbandale Health Care Center, Inc. Concurrently therewith, OHI (Iowa), Inc. acquired substantially all of the assets of Earlham Manor Care Center, Inc. and Embassy Manor Care Center, Inc.

          (c) Omega, through its wholly-owned subsidiaries OS Leasing Company, Sterling Acquisition Corp. and Sterling Acquisition Corp. II, completed during 1994 the acquisition of the nursing home facilities of Sterling Healthcare of Ashland, Kentucky.

          (d) Prior to the filing of bankruptcy proceedings by affiliates of The Frontier Group, Inc. ("Frontier") in July 1999, Omega, through its subsidiaries OHIMA, Inc. and OHI (Connecticut), Inc. acquired, by deed in lieu of foreclosure, twelve (12) healthcare facilities previously owned and operated by Frontier.

          (e)  In  connection  with  the  bankruptcy   proceedings  of  Raintree
               Healthcare Corporation ("Raintree"), Omega, through numerous subsidiaries, acquired in March 2000 thirty (30) nursing home and assisted living facilities previously operated by Raintree.

                                  SCHEDULE 3.16
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                             EMPLOYEE BENEFIT PLANS
                             ----------------------



            Metropolitan Life Insurance Company Life Insurance Policy
         Metropolitan Life Insurance Company Long-Term Disability Policy
                     Principal Financial Group Dental Policy
            Blue Cross/Blue Shield Traditional Health Insurance Plan
         Blue Cross/Blue Shield Preferred Provider Health Insurance Plan
                   Company-Sponsored 401-K Profit Sharing Plan
                         1993 Deferred Compensation Plan
        1997 Amended and Restated Stock Option and Restricted Stock Plan
                                Section 125 Plan

                                  SCHEDULE 7.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                      PERMITTED INDEBTEDNESS AND GUARANTIES
                      -------------------------------------



10% Senior  Unsecured  Notes  issued  October 16, 1995 and                        $44,316,000
due July 15, 2000
7.4% Senior  Unsecured  Notes issued November 19, 1995 and                        $19,586,312
due July 15, 2000
7.4% Senior  Unsecured  Notes issued December 28, 1995 and                        $17,479,000
due July 15, 2000
8.5%  Subordinated  Convertible  Debentures issued January                        $48,405,000
24, 1996 and due February 1, 2001
6.95% Senior  Unsecured Notes issued June 10, 1998 and due                       $125,000,000
June 1, 2002
6.95% Senior  Unsecured Notes issued July 31, 1997 and due                       $100,000,000
August 1, 2007
Industrial  Revenue Bonds (Salem, WV) issued September 30,                         $1,885,000
1996 and due September 1, 2010
Industrial  Revenue Bonds (Beckley,  WV) issued  September                         $2,760,000
30, 1996 and due September 1, 2012



Obligations of a Borrower in connection with a lease of a Facility if such Borrower has subleased the Facility or assigned the lease, or right to lease, the Facility to an Operator. Such obligations shall be treated as Indebtedness if and to the extent the Operator, during any fiscal year of the Borrowers, is not obligated to fulfill such obligations.

Obligations of a Borrower incurred in connection with, or as a result of, the exercise by such Borrower or any Subsidiary of its remedies under any agreements evidencing any lease or mortgage with an operator or any other obligations of a Borrower incurred in connection with, or as a result of, attempts by such Borrower or a Subsidiary to preserve the value of its property or collateral.

Guaranty by Omega to Fleet Bank, N.A., as Agent of the obligations of Omega Worldwide, Inc. under that certain Loan Agreement dated November 20, 1998.

Each of the borrowings described on Schedule 7.2

Any other borrowings by a Borrower, provided that at any time the aggregate amount of Indebtedness of Omega and its Subsidiaries, on a consolidated basis, does not exceed 60% of the sum ("Adjusted Total Assets") of (a) the total assets of Omega and its Subsidiaries (defined as the sum of the original cost plus capital improvements of real estate assets of Omega and its Subsidiaries on such date, before depreciation and amortization), determined on a consolidated basis as of the end of the calendar quarter covered in Omega's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Securities and Exchange Commission prior to date of determination; and
(b) the purchase price of any real estate assets or mortgages or receivables acquired, and the amount of any securities offering proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages or receivables used to reduce indebtedness) by Omega or any Subsidiary since the end of such calendar quarter.

                                  SCHEDULE 7.2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                                 PERMITTED LIENS
                                 ---------------


1. Mortgages, deeds of trust and/or related security interests securing any other Indebtedness, provided that the aggregate principal amount of all outstanding Indebtedness of Omega and its Subsidiaries, determined on a consolidated basis, that is secured by any mortgage, lien, charge, pledge or security interest of any kind does not exceed 40% of Adjusted Total Assets (as defined on Schedule 7.1), which include the liens described in paragraphs 2 and 3 below.

2. Mortgages, deeds of trust and/or related security interests encumbering any assets that secure from time to time any loan or loans in the aggregate principal amount of up to $50,000,000 at any time outstanding made by The Provident Bank pursuant to a Loan Agreement dated March 31, 1999 and maturing March 31, 2002 between Omega and The Provident Bank, as the same has heretofore been amended from time to time through the date hereof and/or pursuant to a mortgage loan made by The Provident Bank in the original principal amount of $9,000,000 (encumbering the Advocat facilities commonly known as Carter Healthcare Center, South Shore Nursing & Rehab Center and Wurtland Health Care Center).

3. Mortgages, deeds of trust or financing leases securing the following bond financings:


                                                                              Loan/Lease
Operator              Facility                    Bond Issue                   Maturity
--------              --------                    ----------                   --------
Advocat               Laurel Manor Health         IRB South Trust            2017/2002
                      Center (New Tazwell)        Alabama
Advocat               Manor House of Dover        IRB South Trust            2011/2002
                                                  Alabama
Sun Healthcare        SunRise Care & Rehab for    IRB South Trust            2016/2006
Group                 La Follette                 Alabama
Sun Healthcare        SunRise Care & Rehab for    IRB Bank of New York       2014/2006
Group                 Maynardville


                                  SCHEDULE 7.8
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                           FLEET BANK, N.A., AS AGENT
                           --------------------------


                              PERMITTED INVESTMENTS
                              ---------------------

                                                                          Investment at
Core Real Estate Investments:                                            March 31, 2000
-----------------------------                                            --------------
Advocat Inc.                                                              $111,458,133
Alden Management Services Inc.                                              31,327,356
Alterra Healthcare Corporation                                              34,085,000
Covenant Care, Inc.                                                          1,974,471
Emerald Healthcare, Inc.                                                    11,029,945
Essex Healthcare Corporation                                                16,546,165
Eldorado Care Center, Inc. & Magnolia Manor, Inc.                            5,100,000
HQM of Floyd County, Inc.                                                   10,250,000
Hunter Management Group, Inc.                                                8,150,866
Integrated Health Services, Inc.                                           161,121,991
Kansas & Missouri, Inc.                                                      2,500,000
Liberty Assisted Living Centers, LP                                          5,995,490
Mariner Post-Acute Network                                                  58,800,000
Peak Medical of Idaho, Inc.                                                 10,500,000
Rocky Mountain Health Care                                                   1,882,756
Senior Care Properties, Inc.                                                 6,336,243
Sun Healthcare Group, Inc.                                                 240,537,208
Tenet Healthcare Corp.                                                      30,031,250
Texas Health Enterprises/HEA Mgmt. Group, Inc.                               6,423,049
Tiffany Care Centers, Inc.                                                   5,091,914
TLC Healthcare, Inc.                                                        41,307,735
Tutera Evergreen, LLC                                                          750,000
USA Healthcare, Inc.                                                        17,212,798
                                                                            ----------
Total Core Real Estate Investments                                        $818,412,370
                                                                          ============


Assets Held For Sale
--------------------
ExtendaCare, Inc.                                                          $20,647,603
Emerald Healthcare, Inc.                                                       899,845
RainTree Healthcare Corporation                                              6,756,596
Res-Care, Inc.                                                              11,097,215
Sun Healthcare Group, Inc.                                                   6,344,721
Senior Care Properties, Inc.                                                 4,442,322
OHIMA, Inc. and OHI(CT), Inc.                                                6,166,262
                                                                             ---------
Total Assets Held For Sale                                                 $56,354,564
                                                                           ===========


Other Real Estate:
------------------
Sunrise                                                                       $798,051
OHIMA, Inc. and OHI(CT), Inc.                                               60,809,900
RainTree Healthcare Corporation, Including Bayside
  Street, Inc. and Bayside Street II, Inc.                                  76,323,715
Meadowbrook Healthcare of N.C.                                               7,500,000
                                                                             ---------
Total Other Real Estate                                                   $145,431,666
                                                                          ============


Other Investments:
------------------
Investment in Omega Worldwide, Inc.                                         $7,688,392
Investment in Principal Healthcare Finance Limited                           1,615,083
Investment in Principal Healthcare Finance Trust                             1,266,000
American Healthcare Centers, Inc.                                            7,542,676
Investment in Partnerships - Post Offices                                   15,445,085
                                                                            ----------
Total Other Investments                                                    $33,557,236
                                                                           ===========


Notes Receivable:
-----------------
Metro Health I                                                              $1,800,000
Metro Health III                                                             1,070,000
Metro-Health/Indiana                                                         2,569,292
Essex Healthcare Corporation                                                 3,250,000
Madison/OHI Liquidity Investors, LLC                                         7,265,782
Five Star                                                                    1,672,150
BJ Development - Warren Park                                                 1,292,366
BJ Development - Southeastern                                                  438,275
Oakwood Living Centers                                                       6,000,000
Parkview Hospice                                                                40,000
TLC                                                                            300,000
                                                                               -------
Total Notes Receivable                                                     $25,697,865
                                                                           ===========